UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06625

The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Payden & Rygel

333 South Grand Avenue, Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: 213-625-1900

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

ITEM 1.	REPORT TO SHAREHOLDERS

•	Chairman’s Letter

i	Management Discussion and Analysis

1	Portfolio Highlights & Investments

35	Statements of Assets & Liabilities

39	Statements of Operations

43	Statements of Changes in Net Assets

51	Notes to Financial Statements

59	Financial Highlights

68	Report of Independent Registered Public Accounting Firm

69	Fund Expenses

71	Approval of Investment Advisory Agreement

73	Trustees & Officers

Annual Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dear Fellow Shareholders,

As we look ahead to 2007, there undoubtedly will be many challenges both domestically and internationally. On the other hand, global financial markets, both equity and fixed, continue to demonstrate resiliency, greater depth and an ability to work through temporary disruptions. We look at this as a very positive trend.

In reviewing results this year, in almost every case both the stock and bond markets have produced positive returns. There has been significant disparity between these returns as more volatile asset classes have produced, as you would expect, higher results. This past year has been a turning point in the US whether one is talking about the economy, Federal Reserve policy or the capital markets. In the first half of 2006, gross domestic product (GDP) growth registered in excess of 5% and the risk of inflationary pressures prompted a continuation of higher interest rates. In contrast, as we progressed into the second half of the year, significantly slower economic growth was recorded in the neighborhood of 2% and the Federal Reserve paused in raising short term interest rates. This climate was immediately reflected in higher stock and bond prices.

The two questions that investors are asking today are first, “What is the strength of the US economy?” and second, “Have inflationary pressures been quelled permanently?” We believe that the answer to both of these questions over the near- to intermediate-term is for slower to moderate growth and eventually lower interest rates in the US. On a global basis, we see accelerating growth in Europe and as a result intermediate to longer growth in the equity markets.

As the fund manager for our family of funds, we continue to be vigilant in recognizing opportunities in all of these markets. Over the long term, positive investment results are closely correlated with diversification, both geographically and across all sectors, and understanding each one of your individual objectives. Most of all, we wish for every one of our shareholders the important things in life and those are health and happiness for you and your families.

Best wishes,

Joan A. Payden

Chairman & CEO

Payden & Rygel Investment Group

Short Duration Strategies

The U.S. economy and interest rates experienced a change in direction during the last twelve months. In January 2006, Federal Reserve Board Chairman Alan Greenspan relinquished his position after more than eighteen years of service. His successor, Ben Bernanke, continued the “measured pace” of interest rate hikes, raising the benchmark interest rate another 0.75% over the first half of 2006. However, in July, oil prices receded to $60 a barrel after reaching a record level of $77 a barrel, diminishing worries of lasting inflation. Moreover, in August, many economic indicators signaled a slowdown in growth and a cooling trend in housing. As a result, the Federal Open Market Committee concluded its two-year long interest-rate tightening cycle and kept the target benchmark rate steady. Since June 2004, the federal funds rate rose by 4%, from an historic low of 1.25% to its current level of 5.25%.

The Bunker Hill Money Market Fund (PBHXX) outperformed its benchmark, the Lipper Money Market Average, by 0.68%, returning 4.64% versus 3.96% for the fiscal year ended October 31, 2006. At the beginning of the period, the Fund’s strategists maintained a very short average maturity of approximately 30 days. This profile allowed the Fund’s yield to adjust upward quickly as the Federal Reserve Board raised the federal funds rate. After August, as rates stabilized, strategists then lengthened the average maturity to 45 days. This should preserve the higher yield of the Fund for a longer period of time, rewarding shareholders with greater income.

For the Limited Maturity Fund (PYLMX), the strategy team maintained a large allocation to yield-enhancing sectors, such as corporate, asset-backed and mortgage-backed securities. Most of these holdings were floating rate instruments. As interest rates increased, their coupons reset higher, boosting the Fund’s income as a result. However, the Fund’s longer maturity profile detracted from performance. The Fund returned 4.41% for the fiscal year ended October 31, 2006, while its benchmark, the Merrill Lynch 90-day Treasury Bill Index, returned 4.62%.

For the Short Bond Fund (PYSBX), the strategy team invested the majority of the Fund’s assets in higher yielding sectors, such as corporate and asset-backed securities. In addition, approximately one-third of the Fund was allocated to mortgage-backed securities, its best performing sector in 2006. These holdings not only provided the Fund with added income, but they also experienced price appreciation as investor demand increased in the latter part of the period. As a result, the Fund outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, by 0.22%, returning 4.37% versus 4.15% for the fiscal year ended October 31, 2006.

The U.S. Government Fund (PYUSX) also outperformed its benchmark for the fiscal year ended October 31, 2006. It returned 4.21%, while its benchmark, the Merrill Lynch 1-5 Year Treasury Index returned 4.19%. The majority of the outperformance can be attributed to an overweight to U.S. Government-sponsored mortgage-backed securities. The strategy team increased its allocation to this sector from 23% in 2005 to 47% in 2006, therefore raising the overall yield of the Fund. In addition, a longer duration stance helped the Fund as three-year and five-year securities gained in value during August and September.

Intermediate Duration Strategies

The GNMA Fund (PYGNX) returned 5.10% for the fiscal year ended October 31, 2006, underperforming its benchmark, the Merrill Lynch GNMA Master Index, which returned 5.27%. The Fund’s defensive posture starting in June 2006, through an overweight to high coupon mortgages, caused the underperformance as rates fell markedly for that period. GNMA securities remain priced at a premium to similar agency mortgage bonds issued by FNMA and FHLMC. During the fiscal year, the premium for GNMA securities gradually receded from its peak, reached in the first quarter of 2006, as international investors diversified into other mortgage products (agency and non-agency). A potential pickup in GNMA issuance also negatively weighed on the asset class. The Fund is structured for a range-bound interest rate environment and an eventual steepening of the yield curve. The Fund is fully invested and currently targeting more seasoned GNMA pools due to their prepayment profile in a weaker housing market.

For the fiscal year ended October 31, 2006, the Core Bond Fund (PYCBX) lagged its benchmark, returning 4.76% versus 5.18% for the Lehman Aggregate Index. Inflation concerns and moderating oil prices suggested the Federal Reserve Board was close to ending its interest rate increases. However, relatively strong economic data sent the yield curve higher and flatter with 10-year bond yields peaking at roughly 5.25% in June. Fund holdings in select non-dollar securities and active management of mortgage coupon and maturity mix added to returns during the period. However, duration management and local foreign issuer holdings were detractors to performance. The Fund was also underweight the U.S. corporate sector, which posted strong returns. Our outlook is for slower growth next year as the effects of Federal Reserve Board tightening continue to weigh on the economy. With a housing market correction already underway and consumer demand declining, we believe the Federal Reserve Board will begin to lower rates in 2007.

i

In addition to traditional investment-grade fixed income sectors, the Opportunity Bond Fund (PYOBX) also invests in below investment-grade sectors, such as high yield and emerging markets. The emerging markets sector posted strong performance during the twelve month period, contributing to the Fund’s performance of 5.06%, versus its benchmark the Lehman Aggregate Index, which returned 5.18%, for the fiscal year ended October 31, 2006. Mid-way through the period, we gradually reduced emerging market holdings and chose generally to avoid sub-investment grade sectors as valuations for such investments did not compensate for their inherent risks. However, investors were undeterred in their search for yield and high yield and emerging markets sectors remained buoyant. Nevertheless, our forecast is for risky assets to under-perform as growth slows, and we remain cautious about re-entering these markets until we see more sensible price levels.

High Yield Bond Strategy

The high yield market turned in a very solid performance in 2006, with the recovery in the auto sector a strong contributor. The market has out-performed most other fixed income asset classes over the period. This robust performance has been driven largely by the following factors: good earnings, low default rates, healthy new issuance and strong equity markets. The fundamentals of the high yield market remain healthy, with no major concerns about default trends, and broad market liquidity also remains healthy. Concerns for the sector center on the potential of a slowing U.S. economy. Such worries are not yet at the forefront, but could increase market volatility if the U.S. economic slowdown becomes deeper and longer lasting.

The High Income Fund (PYHRX) generated a return of 8.19% for the fiscal year ended October 31, 2006. The Fund’s benchmarks, the Merrill Lynch High Yield Constrained Index, returned 9.67%, while the Merrill Lynch High Yield Index returned 10.25% for the year. The under-performance is largely attributable to the Fund’s over-weights in the energy, healthcare, gaming and utilities sectors, which had under-performed through June 2006. We over-weighted these sectors at the beginning of 2006 as we expected a slowdown in the U.S. economy and expected these more “defensive” sectors to out-perform the broad index. However, we were a few months premature in projecting a U.S. economic slowdown, although the recent economic data definitely points to a slowdown, and these defensive sectors have now begun to out-perform.

Tax Exempt Strategies

For the fiscal year ended October 31, 2006, municipal bonds posted attractive returns. The yield curve flattened, as yields on two-year maturities rose 0.40% to 3.50%, while yields on 10-year maturities declined 0.30% to 3.65%. Low supply and broad-based demand from individuals, property and casualty insurance companies, hedge funds and foreign investors led the tax-exempt market to outperform U.S. Treasuries. In addition, credit fundamentals were stable to improving for many issuers across most sectors, thus providing additional incentive for investment. Despite the positive technical environment and strong performance, the market suffered from periods of inactivity and poor tone. Interest rates were prone to sharp swings as investors weighed conflicting economic data and attempted to predict the future path of the Federal Reserve Board’s monetary policy. This volatility created a very challenging environment and led to periods of thin trading and poor liquidity. With credit yield premiums at expensive levels relative to historical ranges, investors had difficulty finding value in the market, which also contributed to the low activity levels.

The Tax-Exempt Bond Fund (PYTEX) returned 4.91% for the fiscal year ended October 31, 2006, outperforming its benchmark, the Lehman Quality Intermediate Municipal Index, which returned 4.56%. Duration management and yield curve positioning were the main drivers of performance for the period. Allocations to California bonds also contributed to performance, as heavy demand for these bonds led credit premiums to narrow. Finally, the Fund’s exposure to higher yielding sectors continues to enhance the income component of returns, as credit premiums for lease, airport and housing bonds remain stable.

The California Municipal Income Fund (PYCRX) returned 5.13% for the fiscal year ended October 31, 2006, while the Lehman 7-Year Municipal Index, the Fund’s benchmark, returned 5.00%. Demand for California bonds exceeded available supply, leading bonds in the state to perform well relative to the national market. Allocations to bonds with maturities longer than ten years contributed positively to performance, as the yield curve flattened. Finally, duration management trades also added to performance.

Equity Strategies

The U.S. equity markets posted healthy double-digit returns for the fiscal year ended October 31, 2006, marking the fourth consecutive fiscal year of positive returns. The equity markets started the year strong due to positive corporate earnings and investor optimism of a strong holiday shopping season. The markets continued a steady upward climb through early 2006, as strong economic data and tame inflation reports lifted the benchmark indices to new 52-week highs. However, in late spring, signs of inflation and record high commodity prices caused a sell-off in the markets. The Federal Reserve Board, under new Chairman Ben Bernanke, continued with its tightening policy, causing investors to fear the balance between a slowing economy and higher inflation. Miscues by Chairman Bernanke added to the volatility in the markets and caused investors to lose confidence in the new Chairman. During the summer months, the equity markets remained volatile as geopolitical tensions in the Middle East and North Korea, coupled with fears of an economic slowdown, led stocks lower. In early August, the markets reversed direction and rallied from the lows of the year led by a surge in technology shares. Also in August, the Federal Reserve Board announced a pause in further interest rate hikes, and that contributed to the market rally. Investors continued with the bullish theme to the end of the fiscal year, spurred on by strong economic data and a drop in both oil prices and long-term interest rates.

The Value Leaders Fund (PYVLX), which is comprised of large-cap value stocks, returned 21.10%, underperforming its benchmark, the Russell 1000 Value Index, which returned 21.45% for the fiscal year ended October 31, 2006. Fund performance was hindered due to an underweight in telecom Bellsouth Corp., pharmaceutical giant Merck & Co., and integrated oil Exxon Mobil. However, the Fund benefited from strong performances from such holdings as automaker General Motors and defense contractor Northrop Grumman.

The Market Return Fund (PYMRX) employs a strategy of using S&P 500 futures to achieve index returns less financing costs, while short-term bonds are used to outperform the futures’ financing costs. Two factors contribute to the Fund’s performance: the cost of obtaining the stock market return through the futures and the performance of the short-term bonds. During the year, the cost of the futures was reasonable, and the broad stock market performed very well. However, the short-term bonds performed poorly as interest rates rose. As a result, while the Fund’s absolute return of 15.83% was very good, it did under-perform its benchmark, the S&P 500, which returned 16.33% for the fiscal year ended October 31, 2006.

The U.S. Growth Leaders Fund (PUGLX), which is comprised of large-cap growth stocks, returned 7.22% for the fiscal year ended October 31, 2006. However, the Fund trailed its benchmark, the Russell 1000 Growth Index, which returned 10.85% for the period. Sector selection detracted from the Fund’s performance primarily due to an underweight in both the technology and health care sectors. Individual stock selection was hurt by holdings such as homebuilder KB Homes and energy company TXU Corp. Success stories in the Fund included casino and resort operator Las Vegas Sands, which benefited from strong growth domestically and in Macau. The Fund also benefited from its holding of Latin America’s largest wireless provider America Movil, which continued to report strong earnings due to an increasing wealth of Latin Americans and the build out of the wireless infrastructure.

The Small Cap Leaders Fund (PSCLX), which is comprised of small-cap growth stocks, returned 3.20% for the fiscal year ended October 31, 2006. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 17.08% for the year. The Fund was highly concentrated and our defensive positioning led to its underperformance during the year. In the first two quarters, the Fund’s performance lagged its benchmark as investor appetite for risk grew on strong consumer spending and solid corporate earnings. In the third quarter, the Fund outperformed its benchmark as the equity markets sold off in anticipation of further interest rate hikes, a slowing economy and persistent high oil prices. Oil reached a high of $77 a barrel by mid-July in anticipation of a strong hurricane season and heightened Middle East unrest. However, a mild hurricane season and a cease-fire in the Middle East led to a large decline in oil prices. This coupled with the Federal Reserve Board’s decision to halt its rate hikes in August helped the market to rebound. Our defensive position in overweighting energy and underweighting consumer discretionary sectors led to significant underperformance in the fourth quarter. Companies with the largest detraction from performance for the year were voice recognition company Nuance Communications and home restorations company Home Solutions of America.

We maintain a positive view for small cap equities for 2007. With the Federal Reserve Board at the end of the rate hike cycle, we believe the economy is poised for a moderate growth environment. Lower oil prices should continue to support consumer spending and boost corporate profit margins. Valuation remains attractive for small cap equities. As corporate balance sheets are flush with cash, we anticipate further merger and acquisition activity to provide a boost to the small cap equity valuations, as seen with Fund holdings of recently acquired consumer healthcare company CNS Inc and oil and gas service company Veritas DGC.

Global Bond Strategies

Through June of 2006, global central banks were committed to hiking overnight interest rates in a synchronized effort to contain inflationary pressures while maintaining economic growth. Powered by solid job creation and healthy consumer activity, the global economy was expected to follow the U.S. lead of high employment amidst corporate expansion. However, this global hiking bias to remove stimulative monetary conditions in capital markets quickly shifted towards a more moderate global economic scenario when the Federal Reserve Board intimated in July that gross domestic product growth, not inflation, was its primary concern. When the Federal Reserve Board finally paused at its Federal Open Market Committee meetings in August and September, subsequent deterioration in U.S. housing data resulted in bond traders pricing in the risk of a hard landing in the U.S. in 2007. The Bank of England, European Central Bank, and the Bank of Japan all raised overnight interest rates after the Federal Reserve Board had ceased tightening. However, non-U.S. yields struggled with a true decoupling of long-held correlations with the U.S. because questions remain whether global growth can withstand a significant U.S. economic slowdown. Foreign exchange remained mired within a defined medium-term trading range, as the market’s vacillation over the Federal Reserve Board’s next action has dominated the relative attractiveness of owning U.S. dollar-denominated assets.

The Global Short Bond Fund (PYGSX) returned 4.37% for the fiscal year ended October 31, 2006, outperforming its benchmark, the Merrill Lynch 1-3 Treasury Index, which returned 4.15% for the period. Emerging markets holdings significantly outperformed U.S. Treasuries, and emerging market spreads remained at historically tight levels allowing for the high yield of these holdings to enhance performance. U.S. investment grade, mortgage-backed and asset-backed, and high yield corporate securities also outperformed U.S. Treasuries. This was due to a continued abundance of free cash flow and an investor pool that supported higher-yielding securities in a low interest rate global bond market. The Fund remains focused on investing in a highly diversified mix of short-maturity credit securities across the rating spectrum with the expectation of benefiting from the enhanced yield earned.

For the fiscal year ended October 31, 2006, the Global Fixed Income Fund (PYGFX) returned 3.05%, falling short of the return of its benchmarks, the Citigroup World Government Bond Index-Hedged, which returned 4.32%, and the Lehman U.S. Treasury Index, which returned 4.44%. The Fund maintained an underweight duration position in Japanese bonds, benefiting early in the period as strength in the Japanese economy spurred interest rates higher. Later in the period, the position detracted as Japanese yields readjusted lower tied to the slowdown in the U.S. and its implications for global growth. Within the U.S. and Europe, tactical duration positions benefited the Fund, with government yields trading in a defined range. Currency exposure against the U.S. dollar was a detractor from performance early in the period as the U.S. dollar remained well supported from the relative high level of overnight interest rates. Currency trading remained difficult late in the period in the midst of a choppy and directionless foreign exchange market.

Emerging Markets Bond Strategy

The emerging markets asset class was a strong performer over the fiscal year ended October 31, 2006. External bond spreads tightened by approximately 0.40% during this period, supported by positive fundamentals and record inflows into the asset class. Local currency bond markets also posted strong returns, as narrow dollar-pay debt spreads and the low interest rate environment have shifted investor interest toward higher-yielding instruments. Emerging market bonds sold off in the first half of 2006 primarily due to a general risk reduction trend that led to a significant decline in emerging market equities and local markets. However, they recovered most of the losses suffered in May and June, as risk appetite returned to the markets.

External risk factors to emerging market performance relate primarily to concerns about a potential decline in global economic growth and commodity prices as a result of the U.S. tightening cycle and the beginning of a similar cycle in Europe and Japan. However, many emerging markets are in a better position than ever before to withstand external liquidity shocks. Provided the slowdown in the U.S. is not recessionary, we expect countries with sound macroeconomic and political fundamentals to continue to perform well in this environment.

The Emerging Market Bond Fund (PYEMX) returned 9.70% over the fiscal year ended October 31, 2006, as compared to the 11.24% return for its benchmark, the J.P. Morgan EMBI Global Diversified Index. Local currency markets in Brazil, Mexico and Turkey detracted from performance, as the sell-off was more pronounced in this sector than in the external debt market. Our overweight in dollar-pay Brazil, Uruguay, Russia and the Philippines added to performance due to these countries’ strong fundamentals and positive technical position. The Fund has been overweight in Latin America, favoring improving credits such as Brazil, Panama and Mexico, but avoiding Ecuador due to political concerns. We have also maintained an overweight position in Eastern Europe, including Russia, and an overweight exposure in Asia and underweight in Africa. We see value in select local currency bond markets, including Brazil, Mexico and Indonesia where we favor the interest rate, inflation and currency outlook.

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.

Portfolio Composition - percent of value
U.S. Government Agency	32%
Repurchase Agreements	67%
Cash Equivalent	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
U.S. Government Agency (32%)
20,000,000	FHLB Disc Note, 5.102%, 11/22/06 (a)	$19,940
5,000,000	FHLB, 3.75%, 1/16/07	4,990
10,000,000	FHLB, 5.25%, 8/16/07	9,992
10,000,000	FHLMC Disc Note, 1.00%, 6/29/07 (a)	9,668
5,000,000	FHLMC Disc Note, 4.906%, 4/03/07 (a)	4,895
15,000,000	FHLMC Disc Note, 4.984%, 5/31/07 (a)	14,562
37,513,000	FHLMC Disc Note, 5.162%, 11/28/06 (a)	37,368
10,000,000	FHLMC Disc Note, 5.234%, 4/18/07 (a)	9,756
5,000,000	FHLMC, 4.00%, 8/17/07	4,948
6,000,000	FHLMC, 5.55%,7/11/07	5,998
10,000,000	FNMA Disc Note, 1.00%, 3/21/07 (a)	9,804
5,000,000	FNMA Disc Note, 4.515%, 12/1/06 (a)	4,981
5,000,000	FNMA Disc Note, 4.75%, 1/26/07 (a)	4,943
10,000,000	FNMA Disc Note, 4.859%, 9/28/07 (a)	9,553
5,000,000	FNMA Disc Note, 4.98%, 4/27/07 (a)	4,877
11,000,000	FNMA Disc Note, 5.02%, 2/23/07 (a)	10,825
17,500,000	FNMA Disc Note, 5.078%, 7/27/07 (a)	16,839
10,000,000	FNMA Disc Note, 5.109%, 11/15/06 (a)	9,980

		193,919

Investment Company (1%)
5,780,542	Dreyfus Treasury Cash Management Fund	5,781

Total (Cost - $199,700) (33%)		199,700

Repurchase Agreements (67%)
50,000,000	Barclays Tri Party, 5.23%, 11/1/06 (b)	50,000
100,000,000	Goldman Sachs Tri Party, 5.26%, 11/6/06 (c)	100,000
75,000,000	JP Morgan Tri Party, 5.24%, 11/02/06 (d)	75,000
85,000,000	Lehman Tri Party, 5.25%, 11/3/06 (e)	85,000
98,900,000	Morgan Stanley Tri Party, 5.28%, 11/1/06 (f)	98,900

Total Repurchase Agreements (Cost - $408,900)		408,900

Total Investments (Cost - $608,600)		608,600
Liabilities in excess of Other Assets (0%)		(1,171)

Net Assets (100%)		$607,429

Principal or Shares	Security Description	Value

(a)	Discount rate at time of purchase

(b)	The repurchase agreement is collateralized by the following securities:

Barclays-Bank of New York Tri Party
14,021,865	FNMA 6.144%, Aug 36	$13,963,360
39,537,934	FNMA 6.416%, Jun 36	36,036,640

		$50,000,000

(c)	The repurchase agreement is collateralized by the following securities:

Goldman Sachs-Bank of New York Tri Party
20,082,546	FNMA 4.568%, May 35	$13,173,352
22,000,000	FNMA 4.973%, Feb 35	16,238,927
18,548,816	FNMA 5.00%, Sep 35	16,552,548
15,886,011	FNMA 5.778%, Jun 36	15,682,383
16,308,487	FNMA 6.25%, Oct 36	16,101,986
6,186,630	FNMA 6.293%, Oct 36	6,187,122
184,965,234	FNMA 6.661%, Nov 30	16,063,682

		$100,000,000

(d)	The repurchase agreement is collateralized by the following securities:

JP Morgan-JPMorgan Chase Bank Tri Party
75,000,000	FNMA 5.50%, May 36	$76,504,560

(e)	The repurchase agreement is collateralized by the following securities:

Lehman-JPMorgan Chase Bank Tri Party
85,000,000	FNMA 5.50%, Jan 35	$86,700,974

(f)	The repurchase agreement is collateralized by the following securities:

Morgan Stanley-Bank of New York Tri Party
492,241,639	U.S. Government Mortgage Backed Securities, maturing from Jun 09-Oct 36, yielding from 4.00%-8.00%	$98,998,739

1	Paydenfunds

See notes to financial statements.

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed two years.

Credit Quality - percent of value
AAA	72%
AA	1%
A	7%
BBB	20%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Asset Backed (33%)
350,942	Ameriquest Mortgage Securities Inc., 5.69%, 1/25/34	$352
700,686	Asset Backed Funding Certificates, 5.63%, 4/25/34	706
750,000	Bank of America Credit Card Trust 2006-C7 C7, 5.55%, 3/15/12	750
445,670	Capital Auto Receivables Asset Trust, 2.00%, 11/15/07	444
4,626,816	Chase Manhattan Auto Owner Trust, 2.57%, 2/16/10	4,566
1,300,573	CIT Equipment Collateral, 2.20%, 3/20/08	1,291
2,045,810	CNH Equipment Trust, 2.57%, 9/15/09	2,012
4,200,000	Daimler Chrysler Master Owner Trust, 5.37%, 4/15/10	4,201
55,952	First Franklin Mtg. Loan Asset Backed Certificates, 5.56%, 11/25/34	56
3,158,328	First Franklin Mtg. Loan Asset Backed Certificates, 5.60%, 1/25/35	3,164
1,000,000	Ford Credit Floorplan Master Owner Trust, 5.77%, 6/15/11	1,000
2,300,000	GE Capital Credit Card Master Note Trust, 5.52%, 6/15/11	2,303
5,800,000	GMAC Mortgage Corp. Loan Trust, 5.47%, 2/25/36	5,806
4,116,148	GS Auto Loan Trust, 2.72%, 6/15/10	4,102
2,302,491	Harley-Davidson Motorcycle Trust, 4.30%, 5/15/10	2,289
1,610,783	Impac CMB Trust, 5.69%, 11/25/34	1,612
2,400,000	Long Beach Mortgage Loan Trust, 5.745%, 8/25/33	2,378
2,422,932	Morgan Stanley ABS Capital, 5.37%, 9/25/36	2,423
903,380	New Century Home Equity Loan Trust, 5.39%, 11/25/34	904
2,666,655	USAA Auto Owner Trust, 2.04%, 2/16/10	2,663
1,581,346	USAA Auto Owner Trust, 3.16%, 2/17/09	1,568
5,316,206	Whole Auto Loan Trust, 2.58%, 3/15/10	5,289
2,170,684	World Omni Auto Receivables Trust, 2.58%, 9/15/09	2,168
2,917,423	World Omni Auto Receivables Trust, 2.87%, 11/15/10	2,876

		54,923

Corporate (23%)
2,000,000	America Movil SA de CV, 6.00%, 4/27/07	2,004
2,050,000	Anadarko Petroleum Corp., 5.79%, 9/15/09	2,053
1,900,000	CC Funding Trust, 6.90%, 2/16/07	1,907
2,250,000	Centex Corp., 5.74%, 8/1/07	2,252

Principal or Shares	Security Description	Value (000)
1,400,000	Comcast Corp., 5.67%, 7/14/09	$1,403
2,000,000	DaimlerChrysler NA Hldg, 5.92%, 8/03/09	2,001
2,750,000	Dominion Resources Inc., 5.66%, 9/28/07	2,751
2,300,000	EOP Operating LP, 7.75%, 11/15/07	2,351
1,145,000	Erac USA Finance Co. 144A, 5.63%, 4/30/09 (b)	1,147
1,630,000	Gannett Co., 5.60%, 5/26/09	1,627
1,800,000	General Mills Inc., 5.125%, 2/15/07	1,798
1,000,000	Masco Corp. 144A, 5.64%, 3/9/07 (b)	1,001
2,000,000	Merrill Lynch & Co., 5.70%, 7/21/09	2,006
2,740,000	Oracle Corp., 5.60%, 1/13/09	2,744
1,900,000	Progess Energy Inc., 6.05%, 4/15/07	1,906
2,500,000	Public Service Enterprise, 5.31%, 9/21/08	2,501
1,345,000	Republic of Chile, 5.78%, 1/28/08	1,348
1,490,000	Safeway Inc., 5.31%, 3/27/09	1,491
2,000,000	Telecom Italia Capital, 6.11%, 7/18/11	1,995
1,375,000	United Mexican States, 5.75%, 1/13/09	1,389

		37,675

Mortgage Backed (35%)
3,000,000	ARKLE 2006-1A 3A, 0.00%, 8/17/11	3,000
509,951	Bear Stearns Alt-A Trust, 2.69%, 3/25/34	511
4,167,976	Bear Stearns Alt-A Trust, 5.88%, 3/25/36	4,189
22,804,949	Countrywide Alternative Loan Trust IO, 0.75%, 12/26/06	25
1,731,028	Countrywide Home Loans, 6.54%, 8/25/34	1,753
158,411	FHLMC, 3.50%, 8/15/15	158
1,948,117	FHR 2759 AU, 3.50%, 5/15/19	1,925
1,903,976	FHR 2773 EK, 3.50%, 5/15/10	1,891
768,519	FNMA #613633, 6.56%, 10/1/26	774
4,009,725	FNMA #847515, 3.64%, 2/1/34	4,016
5,240,082	FNMA #849088, 6.57%, 11/1/35	5,397
3,467,590	FNMA #865488, 6.55%, 2/1/36	3,572
77,737	FNR 2003-11 GF, 5.47%, 2/25/18	78
662,668	GNR 99-43 FA, 5.77%, 11/16/29	669
722,487	Homebanc Mortgage Trust, 5.75%, 8/25/29	723
700,000	Permanent Master Issuer Plc 2006-1 2C, 0.00%, 7/17/42	700
3,225,052	PUMA Finance Ltd 144A, 4.92%, 8/9/35 (b)	3,231
956,418	Sequoia Mortgage Trust, 5.32%, 10/20/27	958
1,015,434	Structured ARM Loan Trust, 6.48%, 9/25/34	1,029
4,417,657	Structured Asset Mortgage Investment Inc., 5.14%, 2/25/36	4,449
3,780,087	Structured Asset Mortgage Investments Inc., 7.01%, 12/27/35	3,847

Annual Report	2

Principal or Shares	Security Description	Value (000)
1,592,524	Structured Asset Mortgage Investments Inc., 6.06%, 7/25/32	$1,608
3,522,145	Structured Asset Mortgage Investments Inc., 7.09%, 5/25/36	3,589
4,381,525	Washington Mutual 2006-AR13 1A, 5.44%, 5/25/46	4,370
4,025,420	Washington Mutual, 4.828%, 5/25/46	4,028

		56,490

U.S. Government Agency (3%)
5,000,000	FHLMC, 4.25%, 4/5/07	4,977
500,000	FNMA Disc Note, 5.1094%, 11/15/06 (c)(d)	499

		5,476

Commercial Paper (5%)
2,000,000	Kimberly-Clark World, 4.50%, 11/06/2006 (c)	1,999
2,000,000	Metlife Funding CP, 5.21%, 11/16/2006 (c)	1,996
2,000,000	Nestle Cap Corp, 1.00% 11/28/06 (c)	1,992
2,000,000	SOC GEN CP, 5.229%, 11/29/06 (c)	1,992

		7,979

Investment Company (2%)
3,566,270	Bunker Hill Money Market Fund *	3,566

Total (Cost - $166,245) (a) (101%)		166,109
Liabilities in excess of Other Assets (-1%)		(1,788)

Net Assets (100%)		$164,321

*	Affiliated investment.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$169
Unrealized depreciation	(305)

Net unrealized depreciation	$(136)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Discount rate at time of purchase

(d)	Security pledged as collateral to cover margin requirements for open futures.

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal		Unrealized Appreciation
Egypt T-bill Total Return Swap	Jan-07	EGP	3,400	$3
Egypt T-bill Total Return Swap	Jan-07	EGP	6,600	4
Japan Interest Rate Swap	Sep-08	JPY	1,900,000	3

				$10

Open Future Contracts

Number of contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (000s)
161	U.S. Treasury 2 Year Note Future	Dec-06	$32,909	$28

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized Depreciation (000s)
Liability:
11/8/2006	Euro (Sell 651)	1.2768	$828	$(3)
11/8/2006	Russian Ruble (Buy 55,327)	26.6989	2,082	(10)

				$(13)

See notes to financial statements.

3	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

Credit Quality - percent of value
AAA	74%
AA	6%
A	8%
BBB	6%
BB/B	6%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Asset Backed (29%)
3,000,000	Bank One Issuance Trust, 3.35%, 3/15/11	$2,923
5,000,000	Bank One Issuance Trust, 3.45%, 10/15/11	4,837
3,400,000	Capital Auto Receivables Asset Trust 144A, 5.31%, 10/20/09 (b)	3,410
3,600,000	Capital Auto Receivables Asset Trust 144A, 5.32%, 3/20/10 (b)	3,616
8,255,000	Capital One Multi-Asset Execution Trust, 3.65%, 7/15/11	8,056
8,000,000	Capital One Prime Auto Receivables Trust 2006-2 A4, 4.94%, 7/15/12	7,987
6,100,000	Carmax Auto Owner Trust 2006-2 A4, 5.14%, 11/15/11	6,124
2,300,000	Chase Manhattan Auto Owner Trust 2006-B A3, 5.13%, 5/16/11	2,302
2,400,000	Chase Manhattan Auto Owner Trust 2006-B A4, 5.11%, 4/15/14	2,404
6,000,000	CNH Equipment Trust, 3.48%, 9/15/11	5,862
6,600,000	Ford Credit Auto Owner Trust, 3.88%, 1/15/10	6,463
9,300,000	GE Capital Credit Card Master Note Trust, 5.08%, 9/17/12	9,326
4,100,000	Hertz Vehicle Financing LLC 144A, 3.23%, 5/25/09 (b)	3,931
9,270,000	Morgan Stanley Auto Loan Trust, 3.46%, 3/15/12	9,025
7,140,000	Wachovia Auto Loan Owner Trust 2006-1 A4 (b)	7,148
9,738,000	Whole Auto Loan Trust, 3.26%, 3/15/11	9,552

		92,966

Corporate (22%)
1,140,000	Abbott Laboratories, 5.375%, 5/15/09	1,150
705,000	Allied Waste North America, 8.50%, 12/1/08	742
1,000,000	Alltel Holding Corp, 7/17/2013	1,006
895,500	AMC Entertainment Inc., 4.99%, 1/26/13	903
4,805,000	Bellsouth Corp., 4.20%, 9/15/09	4,671
1,466,250	Boyd Gaming Corp. Loan, 3.89%, 6/30/11	1,466
4,600,000	Citigroup Inc., 3.625%, 2/9/09	4,458
3,710,000	Countrywide Home Loan, 3.25%, 5/21/08	3,602
2,980,000	CSX Corp., 6.25%, 10/15/08	3,034
2,190,000	DaimlerChrysler NA Holding Corp., 4.05%, 6/4/08	2,141
3,660,000	Deutsche Telekom International Finance, 3.875%, 7/22/08	3,580
1,492,500	DRS Technologies Inc., 4.899%, 1/1/13	1,491
745,000	Echostar DBS Corp., 5.75%, 10/1/08	740
3,850,000	Gannett Co. Inc., 4.125%, 6/15/08	3,773
791,000	General Motors Acceptance Corp., 5.125%, 5/9/08	777

Principal or Shares	Security Description	Value (000)
1,995,000	Georgia-Pacific Corp., 4.98%, 2/20/12	$2,007
755,000	HCA Inc., 5.25%, 11/6/08	755
4,010,000	HSBC Finance Corp., 6.40%, 6/17/08	4,085
500,000	Ineos Group Holdings PLC, 4.975%, 2/1/14	506
500,000	Ineos Group Holdings PLC, 5.025%, 2/1/15	506
890,000	Intelsat Sub Holding Co. Ltd., 10.48%, 1/15/12	902
855,479	Jarden Corp., 4.915%, 1/24/12	855
700,000	KB Home, 8.625%, 12/15/08	729
4,500,000	Kellogg Co., 2.875%, 6/1/08	4,337
3,580,000	Merrill Lynch & Co., 4.831%, 10/27/08	3,557
740,000	MGM Mirage Inc., 6.00%, 10/1/09	731
2,082,000	Midamerican Energy Holdings, 3.50%, 5/15/08	2,028
730,000	MSW Energy Holdings, 7.375%, 9/1/10	741
663,964	Nalco Co., 5.03%, 11/4/10	666
1,492,500	NRG Energy Inc., 6.741%, 2/1/13	1,500
292,000	PSEG Energy Holdings, 8.625%, 2/15/08	303
745,000	Royal Caribbean Cruises, 7.00%, 10/15/07	753
3,592,000	SLM Corp., 4.00%, 1/15/09	3,502
710,000	Smithfield Foods Inc., 8.00%, 10/15/09	743
2,350,000	Sprint Capital Corporation, 6.375%, 5/12/09	2,405
4,420,000	Telecom Italia Capital, 4.00%, 11/15/08	4,300

		69,445

Mortgage Backed (31%)
3,251,256	Bear Stearns ALT-A Trust, 6.22%, 5/25/36	3,294
5,400,000	Bear Stearns Commercial Mortgage Securities, 3.869%, 2/11/41	5,264
6,334,573	FHLMC 782784 ARM, 4.40%, 10/1/34	6,195
127,437	FHLMC, 3.50%, 8/15/15	127
4,992,987	FHLMC #2891 LN, 4.25%, 6/15/24	4,917
620,192	FNMA #1Q0025, 5.23%, 2/1/36	618
3,021,900	FNMA #708229, 4.26%, 4/1/33	2,999
2,266,610	FNMA #743821, 4.75%, 11/1/33	2,263
1,676,835	FNMA #755867, 4.28%, 12/1/33	1,656
2,880,647	FNMA #790762, 5.10%, 9/1/34	2,870
4,294,507	FNMA #790764, 4.95%, 9/1/34	4,257
3,940,511	FNMA #794792, 5.11%, 10/1/34	3,927
3,452,037	FNMA #794797, 4.77%, 10/1/34	3,411
5,261,811	GSR Mortgage Loan Trust, 4.78%, 9/25/34	5,228
10,184,455	Harborview Mortgage Loan Trust, 5.32%, 11/25/35	10,144
4,350,000	Harley-Davidson Motorcycle Trust, 5.22%, 6/15/13	4,381
1,792,542	Indymac Indx Mortgage Loan Trust, 5.36%, 10/25/34	1,809

Annual Report	4

Principal or Shares	Security Description	Value (000)
4,186,175	LB-UBS Commercial Mortgage Trust, 3.33%, 9/15/27	$4,082
3,000,000	LB-UBS Commercial Mortgage Trust, 4.821%, 4/15/30	2,972
3,697,105	MLCC Mortgage Investors Inc., 4.73%, 12/25/34	3,671
1,104,303	Morgan Stanley Mortgage Loan Trust, 6.91%, 7/25/34	1,118
6,687,968	Nomura Asset Securities Corp., 6.59%, 3/15/30	6,790
553,209	Provident Funding Mortgage Loan Trust, 4.05%, 4/25/34	543
8,402,863	Structured Adjustable Rate Mortgage Loan, 5.42%, 5/25/35	8,429
1,684,371	Structured ARM Loan Trust, 5.07%, 10/25/34	1,702
4,840,330	Structured ARM Loan Trust, 5.36%, 8/25/34	4,824
1,945,354	Structured Asset Mortgage Investments Inc., 6.55%, 10/19/34	1,961
2,000,000	Wachovia Bank Commercial Mortgage Trust, 4.38%, 10/15/41	1,960

		101,412

U.S. Government Agency (5%)
15,453,000	Fannie Mae, 5.375%, 8/15/09	15,655
U.S. Treasury (11%)
5,700,000	U.S. Treasury Note, 4.875%, 5/31/08	5,710
3,468,000	U.S. Treasury Note, 3.50%, 5/31/07	3,438
14,799,000	U.S. Treasury Note, 4.875%, 8/15/09	14,895
10,000,000	U.S. Treasury Note, 5.00%, 7/31/08	10,043

		34,086

Investment Company (2%)
8,065,413	Bunker Hill Money Market Fund *	8,065

Total (Cost - $323,253) (a) (100%)		321,629
Liabilities in excess of Other Assets (0%)		(1,037)

Net Assets (100%)		$320,592

*	Affiliated investment.

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$593
Unrealized depreciation	(2,217)

Net unrealized depreciation	$(1,624)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Swap Contracts (000s)

Contract Type	Date	Principal		Unrealized Appreciation (Depreciation)
Interublic Group Credit Default Swap	Jun-08		$920	$14
Merck Credit Default Swap	Jun-13		$5,264	(29)
Unisys Credit Default Swap	Dec-06		$750	4
Unisys Credit Default Swap	Dec-07		$1,000	9
Egypt T-Bill Total Return Swap	Jan-07	EGP	6,500	5
Egypt T-Bill Total Return Swap	Jan-07	EGP	12,500	9
Japan Interest Rate Swap	Sep-08	JPY	3,700,000	4

				$16

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Asset:
11/22/2006	Euro (Buy 2,603)	1.2750	$3,319	$7

Liability:
11/8/2006	Euro (Sell 999)	1.2725	$1,271	$(4)
11/22/2006	Hungary Forint (Sell 679,657)	205.4000	3,309	(24)
11/8/2006	Russian Ruble (Buy 84,910)	26.5700	3,196	(15)

				$(43)

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (000s)
244	U.S. Treasury 2 Year Note Future	Dec-06	$49,875	$69

See notes to financial statements.

5	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. Government Obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of value
U.S. Treasury	37%
U.S. Government Agency	16%
Mortgage Backed Securities	42%
Cash Equivalent	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Mortgage Backed (47%)
1,341,046	FH 1J1279 ARM, 5.916%, 4/1/36	$1,356
1,487,063	FH Arm #IK0030, 5.99%, 7/1/36	1,501
1,430,781	FHARM #1B2420, 5.086%, 11/1/35	1,416
675,576	FHLMC #2659, 3.00%, 12/15/21	662
587,827	FHR #2891 LN, 4.25%, 6/15/24	579
583,014	FHR #2676 KM, 3.50%, 12/15/13	577
623,551	FHR #2836 DG, 5.00%, 6/15/16	621
718,868	FHR #2852 TU, 3.50%, 1/15/13	715
797,390	FNMA #1Q0025, 5.23%, 2/1/36	794
1,160,337	FNMA #708229, 4.26%, 4/1/33	1,152
1,317,797	FNMA #743821, 4.75%, 11/1/33	1,316
898,305	FNMA #755867, 4.28%, 12/1/33	887
326,851	FNMA #790762, 5.10%, 9/1/34	326
487,006	FNMA #790764, 4.95%, 9/1/34	483
581,609	FNMA #794792, 5.11%, 10/1/34	580
510,207	FNMA #794797, 4.77%, 10/1/34	504
1,049,498	FNMA #850120, 5.32%, 10/1/35	1,043
1,428,356	FNMA #878544, 5.37%, 3/1/36	1,432
1,349,917	FNMA ARM #745621, 5.77%, 5/1/36	1,363
1,499,882	FNMA ARM #887019, 5.87%, 6/1/36	1,517
95,752	FNMA, 3.50%, 11/25/09	95
678,062	Freddie Mac, 5.125%, 10/15/15	675

		19,594

U.S. Government Agency (19%)
2,000,000	FHLB, 4.375%, 9/17/10	1,967
1,600,000	FHLMC, 4.25%, 7/15/09	1,576
1,000,000	FNMA, 4.75%, 8/25/08	997
1,250,000	FNMA, 4.90%, 11/3/08	1,246
1,000,000	FNMA, 5.125%, 4/15/11	1,010
1,000,000	FNMA, 5.375%, 5/22/08	1,001

		7,797

U.S. Treasury (41%)
3,800,000	U.S. Treasury Note, 3.625%, 1/15/10	3,690
1,000,000	U.S. Treasury Note, 3.875%, 9/15/10	975
2,000,000	U.S. Treasury Note, 4.375%, 12/15/10	1,985
1,300,000	U.S. Treasury Note, 4.75%, 3/31/11	1,309

Principal or Shares	Security Description	Value (000)
7,600,000	U.S. Treasury Note, 4.875%, 7/31/11	$7,694
1,700,000	U.S. Treasury Note, 4.875%, 8/15/09	1,710

		17,363
Investment Company (6%)
2,363,814	Bunker Hill Money Market Fund *	2,364

Total (Cost - $47,269) (a) (113%)		47,118
Liabilities in excess of Other Assets (-13%)		(5,320)

Net Assets (100%)		$41,798

*	Affiliated investment.

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$171
Unrealized depreciation	(322)

Net unrealized depreciation	$(151)

See notes to financial statements.

Annual Report	6

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. Government Obligations with no limit on the average portfolio maturity.

Portfolio Composition - percent of value
Mortgage Backed Securities	91%
U.S. Government Agency	7%
Cash Equivalent	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Mortgage Backed (135%)
847,246	FH 780444 ARM, 5.62%, 3/1/33	$854
2,076,909	FH 782784 ARM, 4.40%, 10/1/34	2,031
925,274	FN 665367 ARM, 6.67%, 8/1/32	937
4,925,669	FNMA, 5.57%, 10/25/36	4,919
2,000,000	FNR 06-27 BF ARM, 5.62%, 4/25/36	1,997
511,690	G2 2591 30YR, 7.00%, 5/20/28	528
4,845,049	G2 3515 30YR, 5.50%, 2/20/34	4,813
4,067,605	G2 3584 30YR, 6.00%, 7/20/34	4,115
4,365,965	G2 3599 30YR, 6.50%, 8/20/34	4,476
3,220,088	G2 3711 30YR, 5.50%, 5/20/35	3,197
8,701,952	G2 3785 30YR, 5.00%, 11/20/35	8,439
1,579,454	G2 80013 ARM, 5.13%, 11/20/26	1,595
1,609,036	G2 80029 ARM, 5.38%, 1/20/27	1,620
632,490	G2 8006 ARM, 4.75%, 7/20/22	637
435,998	G2 80346 ARM, 5.13%, 11/20/29	440
411,428	G2 8041 ARM, 4.75%, 8/20/22	415
917,252	G2 80507 ARM, 5.38%, 4/20/31	923
2,139,420	G2 80546 ARM, 5.00%, 10/20/31	2,142
1,769,541	G2 80611 ARM, 5.38%, 6/20/32	1,779
962,225	G2 80612 ARM, 5.50%, 6/20/32	968
414,296	G2 8062 ARM, 5.13%, 10/20/22	417
1,763,523	G2 81018 ARM, 5.00%, 8/20/34	1,770
524,959	G2 8228 ARM, 4.75%, 7/20/23	529
475,818	G2 8301 ARM, 5.13%, 10/20/23	478
896,532	G2 8302 ARM, 5.13%, 10/20/23	902
538,102	G2 8339 ARM, 5.13%, 12/20/23	541
334,636	G2 8855 ARM, 5.13%, 10/20/21	337
366,415	G2 8867 ARM, 5.13%, 11/20/21	369
2,074,658	G2 8991 ARM, 5.13%, 10/20/26	2,093
723,616	GN 582100 30YR, 7.50%, 4/15/32	754
73,734	GN 592286 30YR, 7.50%, 1/15/33	77
3,346,626	GN 616826 30YR, 5.50%, 1/15/35	3,334
377,487	GN 780619 15YR, 7.00%, 8/15/12	389
505,953	GN 780853 15YR, 9.00%, 1/15/10	519
950,783	GN 781324 30YR, 7.00%, 7/15/31	984
699,597	GN 781445 30YR, 8.00%, 11/15/31	742
2,999,598	GN 781527 30YR, 6.00%, 11/15/32	3,046
9,246,986	GNMA #3747, 5.00%, 08/1/05	8,968
4,973,754	GNMA #3891, 6.50%, 8/20/36	5,092
4,328,147	GNMA #605099, 5.50%, 3/15/34	4,313
11,600,000	GNMA TBA, 5.00%, 11/1/35 (b)	11,310
7,000,000	GNMA TBA, 5.50%, 12/1/35 (b)	6,972
20,400,000	GNMA TBA, 6.00%, 11/1/35 (b)	20,674

Principal or Shares	Security Description	Value (000)
7,400,000	GNMA TBA, 6.50%, 11/1/35 (b)	$7,597
1,810,381	GNMA, 4.00%, 9/16/25	1,786
34,150,000	GNMA, 5.50%,11/01/2036	33,894
3,424,339	GNR 00-22 FG, 5.52%, 5/16/30	3,426
52,270	GNR 00-26 F, 5.72%, 6/20/30	52
1,252,882	GNR 00-26 FA, 5.87%, 9/20/30	1,258
666,223	GNR 00-9 FH, 5.82%, 2/16/30	673
719,111	GNR 01-19 F, 5.82%, 5/16/31	723
2,547,496	GNR 01-47 FA, 5.72%, 9/16/31	2,564
1,932,231	GNR 02-11 FJ, 5.82%, 2/20/32	1,952
672,911	GNR 02-24 FA, 5.82%, 4/16/32	679
558,610	GNR 02-4 FY, 5.77%, 1/16/32	563
2,768,341	GNR 02-48 FT, 5.52%, 12/16/26	2,780
2,525,233	GNR 02-76 F, 5.52%, 1/16/31	2,529
813,133	GNR 02-76 FY, 5.62%, 12/16/26	816
1,557,073	GNR 99-40 FE, 5.87%, 11/16/29	1,573
887,700	GNR 99-43 FA, 5.77%, 11/16/29	896
2,647,763	GNR 99-45 FC, 5.72%, 12/16/29	2,666
3,177,316	GNR 99-45 FH, 5.77%, 12/16/29	3,204

		191,066

U.S. Government Agency (10%)
14,070,000	FHLB Disc Note, 5.00%, 11/8/06 (c)	14,056
500,000	FNMA Disc Note, 5.2656%, 11/29/06 (c)	498

		14,554

Investment Company (4%)
5,095,145	Bunker Hill Money Market Fund *	5,095

Total (Cost - $210,627) (a) (149%)		210,715
Liabilities in excess of Other Assets (-49%)		(69,039)

Net Assets (100%)		$141,676

7	Paydenfunds

*	Affiliated investment.

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,485
Unrealized depreciation	(1,397)

Net unrealized appreciation	$88

(b)	Security purchased on a delayed delivery basis.

(c)	Discount rate at time of purchase

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (000s)
50	U.S. Treasury 2 Year Note Future	Dec-06	$10,220	$10

See notes to financial statements.

Annual Report	8

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity.

Credit Quality - percent of value
AAA	92%
AA	3%
A	3%
BBB	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Asset Backed (12%)
20,800,000	American Express Credit Account Master 144A, 5.31%, 1/15/09 (b)	$20,800
1,768,657	Ameriquest Mortgage Securities Inc., 5.53%, 3/25/35	1,770
397,735	Ameriquest Mortgage Securities Inc., 5.69%, 1/25/34	400
3,940,000	Bank One Issuance Trust, 3.45%, 10/15/11	3,812
6,174,823	Capital Auto Receivables Asset Trust, 5.35%, 9/15/08	6,175
1,560,000	Capital One Auto Finance Trust, 5.33%, 12/15/12	1,560
400,000	Capital One Multi-Asset Execution Trust, 3.65%, 7/15/11	390
6,147,665	Centex Home Equity, 5.49%, 3/25/35	6,150
973,546	Countrywide Asset-Backed Certificates, 5.67%, 12/25/34	974
389,526	Countrywide Asset-Backed Certificates, 5.67%, 9/30/34	390
445,575	Credit-Based Asset Servicing & Securities, 5.58%, 12/25/35	446
196,521	CWL 2004-14 A2, 5.59%, 12/30/34	197
6,590,413	EMC Mortgage Loan Trust 144A, 5.79%, 5/25/40 (b)	6,592
4,578	First Franklin Mtg. Loan Asset Backed Certificates, 5.56%, 11/25/34	5
52,639	First Franklin Mtg. Loan Asset Backed Certificates, 5.60%, 1/25/35	53
3,300,000	Ford Credit Floorplan Master Owner Trust, 5.54%, 7/15/09	3,291
460,000	GE Capital Credit Card Master Note Trust, 4.13%, 6/17/13	447
600,000	GE Capital Credit Card Master Note Trust, 5.58%, 9/15/10	601
12,200,000	GE Dealer Floorplan Master Note Trust, 5.40%, 7/20/09	12,206
232,484	Impac CMB Trust, 5.69%, 11/25/34	233
3,490,202	Los Angeles Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	3,769
1,200,000	MBNA Credit Card Master Note Trust, 3.65%, 3/15/11	1,171
8,412,958	Morgan Stanley ABS Capital, 5.37%, 9/25/36	8,412
5,100,000	Morgan Stanley ABS Capital, 5.43%, 9/25/36	5,100

Principal or Shares	Security Description	Value (000)
5,884,784	Option One Mortgage Loan Trust, 5.20%, 2/25/35	$5,892
1,007,135	Residential Asset Securities Corp., 5.15%, 5/25/34	1,008
218,610	Sequoia Mortgage Trust, 5.32%, 10/20/27	219
71,268	SLM Student Loan Trust, 5.06%, 6/15/16	71
1,200,000	Superior Wholesale Inventory Financing Trust 144A, 5.15%, 5/15/09 (b)	1,201
13,500,000	Volkswagen Credit Auto Master Trust, 4.94%, 7/20/10	13,500

		106,835

Corporate (5%)
2,156,000	Bank of America Corp., 3.875%, 1/15/08	2,121
1,060,000	Bank of America Corp., 4.25%, 10/1/10	1,028
1,930,000	Bear Stearns Co. Inc., 5.50%, 8/15/11	1,953
1,836,000	British Sky Broadcasting, 8.20%, 7/15/09	1,965
1,057,000	Cameron International Corp., 2.50%, 6/15/26	1,111
1,227,000	Cisco Systems Inc., 5.25%, 2/22/11	1,234
3,313,000	CIT Group Co. of Canada, 4.65%, 7/1/10	3,246
1,355,000	Citigroup Inc., 4.625%, 8/3/10	1,333
2,030,000	Citigroup Inc., 5.125%, 2/14/11	2,030
1,084,000	DaimlerChrysler NA Holding Corp., 4.875%, 6/15/10	1,058
1,069,000	Daimlerchrysler NA Holding, 5.75%, 9/8/11	1,070
850,000	Discover Card Master Trust I, 5.32%, 1/17/12	850
3,500,000	Dominion Resources Inc., 5.66%, 9/28/07	3,501
1,717,000	Dominion Resources Inc., 8.125%, 6/15/10	1,871
1,140,000	Intel Corp., 2.95%, 12/15/35	1,035
1,463,000	International Lease Finance Corp., 5.125%, 11/1/10	1,465
1,648,000	JP Morgan Chase & Co., 3.625%, 5/1/08	1,610
1,068,000	JP Morgan Chase & Co., 5.60%, 6/1/11	1,087
953,000	Keyspan Corp., 7.625%, 11/15/10	1,030
919,000	Kowloon-Canton Railway, 8.00%, 3/15/10	998
2,841,000	Morgan Stanley, 3.625%, 4/1/08	2,775
2,680,000	Morgan Stanley, 5.51%, 7/27/07	2,683
1,035,000	Nextel Communications, 6.875%, 10/31/13	1,058
1,341,000	Oracle Corp., 5.00%, 1/15/11	1,332
856,000	SLM Corp., 5.45%, 4/25/11	861
2,180,000	Telecom Italia Capital, 4.875%, 10/1/10	2,124
1,176,000	Wyeth, 4.375%, 3/1/08	1,162

		43,591

9	Paydenfunds

Principal or Shares	Security Description	Value (000)
Foreign Government (2%)
9,510,000	Bundesrepublic Deutschland, 4.00%, 1/4/37 (e)	$12,480
5,112,727	Croatia, 6.38%, 7/31/10	5,136

		17,616

Mortgage Backed (64%)
10,849,918	Arran Residential Mortgages Funding 144A, 5.34%, 4/12/36 (b)	10,848
10,692,000	Banc of America Commercial Mortgage Inc., 4.50%, 7/10/43	10,474
10,050,000	Banc of America Commercial Mortgage Inc., 5.74%, 5/10/45	10,446
8,325,000	Banc of America Large Loan 144A, 5.49%, 7/14/08 (b)	8,330
9,360,000	Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	9,528
4,270,715	Countrywide Alternative Loan Trust, 5.97%, 6/25/35	4,294
4,195,018	Countrywide Home Loans, 6.54%, 8/25/34	4,248
8,800,000	Credit Suisse Mortgage Capital Certificate 2006-C4, 5.47%, 9/15/39	8,891
28,145,922	FN #739821 ARM, 5.00%, 9/1/33	27,243
1,787,844	FNMA #670385, 6.50%, 9/1/32	1,833
6,463,377	FNMA #725423, 5.50%, 5/1/34	6,404
16,073,491	FNMA #725424, 5.50%, 4/1/34	15,927
4,347,528	FNMA #725425, 5.50%, 4/1/34	4,308
5,197,223	FNMA ARM, 5.95%, 2/25/44	5,311
18,390,000	FNMA TBA, 5.00%, 11/1/35 (c)	17,752
98,679,000	FNMA TBA, 5.50%, 11/1/35 (c)	97,507
32,341,000	FNMA TBA, 5.500%, 11/1/36 (c)	32,098
19,500,000	FNMA TBA, 5.87%, 06/1/36 (c)	19,695
99,660,000	FNMA TBA, 6.00%, 11/1/35 (c)	100,251
3,000,000	Ford Credit Floorplan Master Owner Trust, 5.50%, 6/15/11	3,000
800,000	Ford Credit Floorplan Master Owner Trust, 5.77%, 6/15/11	800
6,700,000	Global Signal Trust 144A, 5.45%, 2/15/36 (b)	6,726
1,338,650	GN 616826 30YR, 5.50%, 1/15/35	1,333
7,905,000	GS Mortgage Securities Corp., 4.475%, 7/10/39	7,751
9,950,000	GS Mortgage Securities Corp., 4.75%, 7/10/39	9,612
11,510,000	GS Mortgage Securities Corp., 5.51%, 4/10/38	11,616
5,932,379	Interstar Millennium Trust, 5.51%, 12/8/36	5,959
12,160,000	JP Morgan Chase Commercial Mortgage Security Corp., 6.07%, 4/15/45	12,750
12,390,000	LB-UBS Commercial Mortgage Trust, 4.821%, 4/15/30	12,274
10,100,000	Merrill Lynch Mortgage Trust, 4.556%, 5/12/43	9,913
11,465,000	Merrill Lynch Mortgage Trust, 5.24%, 11/12/37	11,422
4,890,000	Morgan Stanley Capital 144a, 5.48%, 8/15/19 (b)	4,892
7,695,000	Morgan Stanley Capital, 5.78%, 10/15/42	7,981
171,397	Option One Mortgage Loan Trust, 5.50%, 6/25/32	171
5,067,939	PUMA Finance Ltd 144A, 4.92%, 8/9/35 (b)	5,077
8,300,000	SBAC 2006-1A A, 5.31%, 11/15/36	8,323
5,549,821	Structured Asset Mortgage Investment Inc., 5.14%, 2/25/36	5,589
8,257,878	Structured Asset Mortgage Investments Inc., 5.6256%, 7/25/36	8,278
4,239,997	Structured Asset Mortgage Investments Inc., 7.01%, 12/27/35	4,315
3,704,524	Structured Asset Mortgage Investments Inc., 6.20%, 5/25/45	3,785
68,447	Thornburg Mortgage Securities Trust, 5.30%, 4/25/43	69
8,260,000	Wachovia Bank Commercial Mortgage Trust, 4.38%, 10/15/41	8,095
10,763,656	Washington Mutual 2006-AR12 1A1, 6.10%, 4/25/44	10,779

Principal or Shares	Security Description	Value (000)
2,719,495	Washington Mutual, 4.38%, 12/25/32	$2,687
3,599,153	Washington Mutual, 4.94%, 8/25/35	3,555
6,060,000	Washington Mutual, 5.2855%, 1/28/36	6,055
9,045,817	Washington Mutual, 5.97%, 8/25/35	9,064
4,030,487	Wells Fargo MBS, 3.39%, 7/25/34	4,043

		581,302

U.S. Government Agency (12%)
71,310,000	FHLB Disc Note, 5%, 11/8/06 (d)	71,239
14,380,000	FHLMC, 4.00%, 8/17/07	14,245
9,580,000	FHLMC, 4.125%, 10/18/10	9,326
2,460,000	FHLMC, 6.25%, 7/15/32	2,854
11,720,000	FNMA, 3.25%, 2/15/09	11,310

		108,974

U.S. Treasury (36%)
11,743,000	U.S. Treasury Bond, 6.00%, 2/15/26	13,477
17,010,000	U.S. Treasury Bond, 6.125%, 11/15/27	19,979
13,160,000	U.S. Treasury Bond, 6.25%, 8/15/23	15,315
127,000	U.S. Treasury Note, 2.625%, 5/15/08	123
65,000	U.S. Treasury Note, 3.00%, 2/15/09	63
83,140,000	U.S. Treasury Note, 3.125%, 10/15/08	80,733
5,080,000	U.S. Treasury Note, 3.625%, 6/30/07	5,033
19,018,000	U.S. Treasury Note, 3.875%, 9/15/10	18,548
11,909,000	U.S. Treasury Note, 4.00%, 2/15/15	11,421
500,000	U.S. Treasury Note, 4.00%, 3/15/10	491
40,589,000	U.S. Treasury Note, 4.25%, 8/15/13	39,802
56,563,000	U.S. Treasury Note, 4.50%, 11/15/15	56,134
3,300,000	U.S. Treasury Note, 4.50%, 2/15/36	3,185
45,942,000	U.S. Treasury Note, 4.875%, 8/15/16	46,897
38,280,000	U.S. Treasury Strip IO, 0.00%, 2/15/36	9,876

		321,077

Purchased Options (0%)
314	90 Day Euro Dollar	80
Investment Company (2%)
15,780,286	Bunker Hill Money Market Fund *	15,780

Total (Cost - $1,185,779) (a) (133%)		1,195,255
Liabilities in excess of Other Assets (-33%)		(298,686)

Net Assets (100%)		$896,569

*	Affiliated investment.

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$10,778
Unrealized depreciation	(1,302)

Net unrealized appreciation	$9,476

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security was purchased on a delayed delivery basis.

(d)	Discount rate at time of purchase.

(e)	Par in local currency

Annual Report	10

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)
Interest Rate Swap, receive 5.28%	Oct-16	$29,200	$169
Interest Rate Swap, pay 4.04%	Oct-16	$22,140	(38)
Dow Jones CDX6 Credit Default Swap	Dec-11	$40,900	(576)
Merck Credit Default Swap	Jun-13	$12,355	(69)
South Africa Credit Default Swap	Sep-11	$18,800	(109)
South Africa Credit Default Swap	Sep-11	$9,300	(58)
South Africa Credit Default Swap	Sep-11	$9,300	(62)
Viacom Credit Default Swap	Sep-11	$16,700	(132)
Egypt T-bill Total Return Swap	Jan-07	EGP 54,000	2
Egypt T-bill Total Return Swap	Jan-07	EGP 18,200	12
Egypt T-bill Total Return Swap	Jan-07	EGP 34,800	25

			$(836)

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (000s)
324	Euro Bobl Future	Dec-06	$45,363	$108

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized (Depreciation) (000s)
Asset:
11/1/2006	Euro (Buy 96)	1.2728	$123	$—

Liability:
11/13/2006	Brazilian Real (Sell 40,175)	2.1484	$18,700	$(19)
11/8/2006	Euro (Sell 5,380)	1.2725	6,846	(23)
11/8/2006	Russian Ruble (Buy 457,356)	26.5700	17,213	(83)

				$(125)

See notes to financial statements.

11	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade income producing securities from U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality
AAA	77%
AA	2%
A	7%
BBB	11%
BB or below	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Asset Backed (17%)
3,500,000	American Express Credit Account Master 144A, 5.31%, 1/15/09 (b)	$3,500
922,675	Capital Auto Receivables Asset Trust, 5.35%, 9/15/08	923
1,517,942	Centex Home Equity, 5.49%, 3/25/35	1,518
2,062,401	Countrywide Asset-Backed Certificates, 5.52%, 5/25/35	2,063
795,669	Credit-Based Asset Servicing & Securities, 5.58%, 12/25/35	796
1,266,456	EMC Mortgage Loan Trust 144A, 5.79%, 5/25/40 (b)	1,267
500,000	Ford Credit Floorplan Master Owner Trust, 5.54%, 7/15/09	499
2,300,000	GE Dealer Floorplan Master Note Trust, 5.40%, 7/20/09	2,301
1,032,313	Los Angeles Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	1,115
961,481	Morgan Stanley ABS Capital, 5.37%, 9/25/36	961
625,000	Morgan Stanley ABS Capital, 5.43%, 9/25/36	625
1,279,301	Option One Mortgage Loan Trust, 5.20%, 2/25/35	1,281
2,091,742	Residential Asset Securities Corp., 5.15%, 5/25/34	2,093

		18,942

Corporate (7%)
55,000	Albertson’s Inc., 6.95%, 8/1/09	56
174,000	Amerisourcebergen Corp., 5.88%, 9/15/15	171
288,000	Amkor Technologies Inc., 5.00%, 3/15/07	284
266,000	Bank of America Corp., 3.875%, 1/15/08	262
127,000	Bank of America Corp., 4.25%, 10/1/10	123
126,000	Bausch & Lomb Inc., 6.05%, 8/01/23	149
232,000	Bear Stearns Co. Inc., 5.50%, 8/15/11	235
240,000	British Sky Broadcasting, 8.20%, 7/15/09	257
134,000	Cameron International Corp., 2.50%, 6/15/26	141
105,000	Case New Holland Inc., 6.00%, 6/1/09	104
151,000	Cisco Systems Inc., 5.25%, 2/22/11	152
398,000	CIT Group Co. of Canada, 4.65%, 7/1/10	390
167,000	Citigroup Inc., 4.625%, 8/3/10	164
250,000	Citigroup Inc., 5.125%, 2/14/11	250
115,000	CSC Holdings Inc., 7.25%, 7/15/08	116
158,000	Cubist Pharmaceuticals, 2.25%, 6/15/13	156
134,000	DaimlerChrysler NA Holding Corp., 4.875%, 6/15/10	131
133,000	Daimlerchrysler NA Holding, 5.75%, 9/8/11	133

Principal or Shares	Security Description	Value (000)
750,000	Dominion Resources Inc., 5.66%, 9/28/07	$750
212,000	Dominion Resources Inc., 8.125%, 6/15/10	231
250,000	Equistar Chemicals LP, 8.75%, 2/15/09	260
385,000	Harrah’s Operating Co., 6.50%, 6/01/16	339
145,000	Intel Corp., 2.95%, 12/15/35	131
176,000	International Lease Finance Corp., 5.125%, 11/1/10	176
200,000	JP Morgan Chase & Co., 3.625%, 5/1/08	195
166,000	JP Morgan Chase & Co., 5.60%, 6/1/11	169
117,000	Keyspan Corp., 7.625%, 11/15/10	126
119,000	Kowloon-Canton Railway, 8.00%, 3/15/10	129
245,000	MGM Mirage Inc., 6.00%, 10/1/09	242
346,000	Morgan Stanley, 3.625%, 4/1/08	338
123,000	Nextel Communications, 6.875%, 10/31/13	126
166,000	Oracle Corp., 5.00%, 1/15/11	165
155,000	Qwest Capital Funding, 7.00%, 8/03/09	157
195,000	Sequa Corp., 9.00%, 8/1/09	206
106,000	SLM Corp., 5.45%, 4/25/11	107
80,000	Smithfield Foods Inc., 8.00%, 10/15/09	84
278,000	Telecom Italia Capital, 4.875%, 10/1/10	271
146,000	Wyeth, 4.375%, 3/1/08	144

		7,620

Foreign Government (1%)
1,236,000	Bundesrepublic Deutschland, 4.00%, 1/4/37 (e)	1,622
Mortgage Backed (64%)
1,236,067	Arran Residential Mortgages Funding 144A, 5.34%, 4/12/36 (b)	1,236
1,340,000	Banc of America Commercial Mortgage Inc., 4.50%, 7/10/43	1,313
1,200,000	Banc of America Commercial Mortgage Inc., 5.74%, 5/10/45	1,247
1,600,000	Banc of America Large Loan 144A, 5.49%, 7/14/08 (b)	1,601
1,100,000	Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	1,120
819,041	Countrywide Alternative Loan Trust, 5.97%, 6/25/35	823
768,047	Countrywide Home Loans, 6.54%, 8/25/34	778
1,448,734	Countrywide Home Loans, 6.63%, 1/20/35	1,478
1,030,000	Credit Suisse Mortgage Capital Certificate 2006-C4, 5.47%, 9/15/39	1,041
3,294,605	FNMA 739821 ARM, 5.00%, 9/1/33	3,189
417,241	FNMA #670385, 6.50%, 9/1/32	428
1,200,097	FNMA #725423, 5.50%, 5/1/34	1,189
3,006,631	FNMA #725424, 5.50%, 4/1/34	2,979

Annual Report	12

Principal or Shares	Security Description	Value (000)
723,926	FNMA #725425, 5.50%, 4/1/34	$717
3,360,000	FNMA TBA, 5.00%, 11/1/35 (c)	3,243
11,380,000	FNMA TBA, 5.50%, 11/1/35 (c)	11,245
12,100,000	FNMA TBA, 6.00%, 11/1/35 (c)	12,172
500,000	Ford Credit Floorplan Master Owner Trust, 5.50%, 6/15/11	500
3,470,000	G2SF, 5.50%, 11/01/36	3,444
1,003,988	GNMA 616826 30YR, 5.50%, 1/15/35	1,000
920,000	GS Mortgage Securities Corp., 4.475%, 7/10/39	902
1,740,000	GS Mortgage Securities Corp., 4.75%, 7/10/39	1,681
1,190,000	GS Mortgage Securities Corp., 5.51%, 4/10/38	1,201
1,430,000	JP Morgan Chase Commercial Mortgage Security Corp., 6.07%, 4/15/45	1,499
1,500,000	LB-UBS Commercial Mortgage Trust, 4.821%, 4/15/30	1,486
1,350,000	Merrill Lynch Mortgage Trust, 5.24%, 11/12/37	1,345
580,000	Morgan Stanley Capital 144a, 5.48%, 8/15/19 (b)	580
1,040,000	Morgan Stanley Capital, 5.78%, 10/15/42	1,079
1,040,000	SBAC 2006-1A A, 5.31%, 11/15/36	1,043
543,000	SBAC 2006-1A F, 6.71%, 11/15/36 (b)	545
272,000	SBAC 2006-1A G, 6.90%, 11/15/36 (b)	273
226,000	SBAC 2006-1A H, 7.39%, 11/15/36 (b)	227
850,972	Structured Asset Mortgage Investment Inc., 5.14%, 2/25/36	857
991,818	Structured Asset Mortgage Investments Inc., 5.63%, 7/25/36	994
831,619	Structured Asset Mortgage Investments Inc., 7.01%, 12/27/35	846
801,801	Structured Asset Mortgage Investments Inc., 6.20%, 5/25/45	819
2,220,000	FNMA ARM TBA 5/1, 5.87%, 6/01/36 (c)	2,242
970,000	Wachovia Bank Commercial Mortgage Trust, 4.38%, 10/15/41	951
1,257,710	Washington Mutual 2006-AR12 1A1, 6.10%, 4/25/44	1,259
712,704	Washington Mutual, 4.94%, 8/25/35	704
1,200,000	Washington Mutual, 5.28%, 1/28/36	1,199
1,058,654	Washington Mutual, 5.97%, 8/25/35	1,061

		73,536

U.S. Government Agency (12%)
2,480,000	FHLMC, 4.00%, 8/17/07	2,457
1,210,000	FHLMC, 4.125%, 10/18/10	1,178
1,570,000	FNMA, 3.25%, 2/15/09	1,515
9,060,000	FHLB Disc Note, 5.00%, 11/8/06 (d)	9,051

		14,201

U.S. Treasury (31%)
1,408,000	U.S. Treasury Bond, 6.00%, 2/15/26	1,616
2,230,000	U.S. Treasury Bond, 6.125%, 11/15/27	2,619
2,840,000	U.S. Treasury Bond, 6.25%, 8/15/23	3,305
2,840,000	U.S. Treasury Note, 3.125%, 10/15/08	2,758
2,924,000	U.S. Treasury Note, 3.875%, 9/15/10	2,852
178,000	U.S. Treasury Note, 4.00%, 2/15/15	171
9,554,000	U.S. Treasury Note, 4.25%, 8/15/13	9,369
3,871,000	U.S. Treasury Note, 4.50%, 11/15/15	3,842
1,010,000	U.S. Treasury Note, 4.50%, 2/15/36	975
6,195,000	U.S. Treasury Note, 4.875%, 8/15/16	6,324
4,890,000	U.S. Treasury Strip IO, 0.00%, 2/15/36	1,261

		35,092

Principal or Shares	Security Description	Value (000)
Purchased Options (0%)
54	90 Day Euro Dollar	13
Investment Company (1%)
1,467,263	Bunker Hill Money Market Fund *	1,467

Total (Cost - $151,849) (a) (133%)		152,493
Liabilities in excess of Other Assets (-33%)		(38,060)

Net Assets (100%)		$114,420

*	Affiliated investment.

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,023
Unrealized depreciation	(379)

Net unrealized appreciation	$644

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security was purchased on a delayed delivery basis.

(d)	Discount rate at time of purchase.

(e)	Par in local currency.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized (Depreciation) (000s)
Liability:
11/13/2006	Brazilian Real (Sell 4,818)	2.1463	$2,242	$(2)
11/8/2006	Euro (Sell 635)	1.2768	808	(3)
11/1/2006	Euro (Buy 12)	1.2762	16	—
11/8/2006	Russian Ruble (Buy 53,962)	26.6989	2,031	(10)

				$(15)

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value	Unrealized Appreciation (000s)
42	Euro-Bobl 5Yr Note Future	Dec-06	$5,880	$14

13	Paydenfunds

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)
AK Steel Credit Default Swap	Dec-08	$272	$1
Bombardier Credit Default Swap	Sep-07	$274	1
Cooper Tire & Rubber Credit Default Swap	Dec-07	$117	—
Dow Jones CDX Credit Default Swap	Dec-11	$4,800	(68)
INEOS Group Credit Default Swap	Dec-08	$198	—
Lear Credit Default Swap	Sep-07	$274	—
Merck Credit Default Swap	Jun-13	$1,721	(10)
NXPBV Funding Credit Default Swap	Dec-08	$211	—
Polyone Credit Default Swap	Dec-08	$272	—
Rite Aide Credit Default Swap	Dec-08	$577	2
South Africa Credit Default Swap	Sep-11	$2,200	(13)
South Africa Credit Default Swap	Sep-11	$1,100	(7)
South Africa Credit Default Swap	Sep-11	$1,100	(7)
Viacom Credit Default Swap	Sep-11	$1,950	(15)
Egypt T-bill Total Return Swap	Jan-07	EGP 8,000	1
Egypt T-bill Total Return Swap	Jan-07	EGP 2,100	1
Egypt T-bill Total Return Swap	Jan-07	EGP 3,900	4
Interest Rate Swap, receive 5.28%	Oct-16	$3,725	22
Interest Rate Swap, pay 4.04%	Oct-16	$2,820	(5)

			$(93)

See notes to financial statements.

Annual Report	14

The Fund seeks high current income and capital appreciation by generally investing in below investment grade income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality - percent of value
AAA	14%
BBB	1%
BB	34%
B	44%
C	7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Corporate Bonds (91%)
Communications (16%)
1,375,000	CCH I LLC., 11.00%, 10/1/15	$1,325
605,000	CCH II LLC/CCH II Capital Co., 10.25%, 9/15/10	625
630,000	Centennial Communication, 8.125%, 2/1/14	631
2,200,000	Charter Comm Opt LLC/CAP. 144A, 8.00%, 4/30/12 (b)	2,244
625,000	Cincinnati Bell Inc., 8.375%, 1/15/14	638
2,705,000	Citizens Communications, 6.25%, 1/15/13	2,637
600,000	Citizens Communications, 9.00%, 8/15/31	652
1,990,000	CSC Holdings Inc., 7.88%, 2/15/18	2,000
1,145,000	CSC Holdings Inc., 8.125%, 07/15/09	1,181
2,445,000	Dex Media Inc., 8.00%, 11/15/13	2,473
1,960,000	DirecTV Holdings/Finance, 8.375%, 3/15/13	2,033
2,195,000	Echostar DBS Corp., 6.625%,10/1/14	2,118
1,875,000	Houghton Mifflin Co., 8.25%, 2/1/11	1,931
1,000,000	Intel Cable Plc, 9.125%, 8/15/16	1,051
1,865,000	Intelsat Sub Hld Co. Ltd., 8.625%, 1/15/15	1,935
1,190,000	Level 3 Financing Inc., 10.75%, 10/15/11	1,264
3,570,000	Liberty Media Corp., 5.70%, 5/15/13	3,363
2,050,000	Media News Group Inc., 6.375%, 4/1/14	1,807
1,215,000	Mediacom LLC/Mediacom Capital Corp., 9.50%, 1/15/13	1,247
1,200,000	Panamsat Corp. 144A, 9.00%, 6/15/16 (b)	1,254
4,155,000	Qwest Communications Int, 7.50%, 2/15/14	4,238
685,000	R.H. Donnelley Corp., 6.875%, 01/15/13	645
3,700,000	Rogers Wireless Inc., 6.375%, 3/1/14	3,700
1,940,000	Warner Music Group, 7.375%, 4/15/14	1,896

		42,888

Consumer Cyclicals (7%)
40,512	Air 2 US 144A, 8.027%, 10/1/19 (b)	41
530,000	Arvinmeritor Inc., 8.75%, 3/1/12	521
180,000	Central Garden & Pet Co., 9.125%, 2/1/13	188
528,602	Continental Airlines Inc., 9.558%, 9/1/19	563
465,000	Cooper Standard Auto, 8.375%, 12/15/14	343
1,385,000	Ford Motor Co., 7.45%, 7/16/31	1,085
2,540,000	Ford Motor Credit Co., 7.00%, 10/1/13	2,361
1,330,000	General Motors Acceptance Corp., 5.125%, 5/9/08	1,306
1,245,000	General Motors Acceptance Corp., 7.25%, 3/2/11	1,268
1,010,000	General Motors Acceptance Corp., 8.00%, 11/1/31	1,082
1,700,000	General Motors Corp., 7.20%, 1/15/11	1,585
945,000	General Motors Corp., 8.375%, 7/15/33	841
1,005,000	Goodyear Tire & Rubber, 9.00%, 7/1/15	1,016
620,000	J.B. Poindexter & Co., 8.75%, 3/15/14	521

Principal or Shares	Security Description	Value (000)
630,000	Lear Corp. Series B, 5.75%, 8/1/14	$528
1,825,000	Norcross Safety Products, 9.875%, 8/15/11	1,935
885,000	Phillips Van-Heusen, 7.25%, 2/15/11	892
1,140,000	Reynolds American Inc., 6.50%, 6/01/12	1,184
100,000	Reynolds American Inc., 6.50%, 7/15/10	101
1,250,000	Tenneco Inc., 8.625%, 11/15/14	1,259
525,000	Visteon Corp., 8.25%, 8/1/10	501

		19,121

Consumer Non-Cyclicals (20%)
1,635,000	Acco Brands Corp., 7.625%, 8/15/15	1,596
630,000	Ahern Rentals Inc., 9.25%, 8/15/13	647
1,750,000	Ahold Finance USA Inc., 6.25%, 5/1/09	1,754
500,000	Albertson’s Inc., 7.50%, 2/15/11	519
870,000	Albertson’s Inc., 8.00%, 5/1/31	877
440,000	American Achievement Corp., 8.25%, 4/1/12	449
1,300,000	Avis Budget Car Rental 144A, 7.625%, 5/15/14 (b)	1,271
292,000	Bausch & Lomb Inc., 6.05%, 8/01/23	345
395,000	Bon-Ton, Department Stores Inc., 10.25%, 3/15/14	400
2,445,000	Boyd Gaming Corp., 7.75%, 12/15/12	2,512
460,000	Brookstone Company Inc., 12.00%, 10/15/12	444
1,295,000	Carrols Corp., 9.00%, 1/15/13	1,311
600,000	Constellation Brands Inc., 7.25%, 9/1/16	610
570,000	Covalence Specialty Mate 144A, 10.25%, 3/1/16 (b)	550
900,000	Dean Foods Co., 7.00%, 6/1/16	910
510,000	Delhaize America Inc., 9.00%, 4/15/31	598
650,000	Dillards Inc., 7.13%, 8/1/18	637
1,415,000	Dominos Inc., 8.25%, 7/1/11	1,479
485,000	Elizabeth Arden Inc., 7.75%, 1/15/14	477
475,000	Greektown Holdings 144A, 10.75%, 12/1/13 (b)	502
845,000	Harrah’s Operating Co., 6.50%, 6/01/16	744
520,000	Herbst Gaming Inc., 8.125%, 6/1/12	533
605,000	Hertz Corp. 144A, 8.875%, 1/1/14 (b)	632
1,250,000	Host Marriott LP, 7.00%, 8/15/12	1,263
955,000	Iron Mountain Inc., 7.75%, 1/15/15	969
1,235,000	Isle of Capri Casinos, 7.00%, 3/1/14	1,186
1,210,000	Jostens IH Corp., 7.625%, 10/1/12	1,222
1,805,000	Lamar Media Corp., 7.25%, 1/1/13	1,814
655,000	Leslie’s Poolmart, 7.75%, 2/1/13	645
2,650,000	MGM Mirage Inc., 6.00%, 10/1/09	2,617
635,000	MGM Mirage Inc., 6.75%, 4/1/13	616
1,975,000	Mohegan Tribal Gaming, 6.125%, 2/15/13	1,958
980,000	National Pizza 144A, 9.50%, 5/1/14 (b)	992
741,000	Nectar Merger Corp., 7.75%, 2/15/14	737
1,235,000	Neiman Marcus Group Inc., 9.00%, 10/15/15	1,325

15	Paydenfunds

Principal or Shares	Security Description	Value (000)
585,000	Nutro Products Inc., 10.75%, 4/15/14	$629
970,000	Petro Stopping Center, 9.00%, 2/15/12	992
650,000	Rent-A-Center, 7.50%, 5/1/10	648
1,285,000	San Pasqual Casino 144A, 8.00%, 9/15/13 (b)	1,311
595,000	Sbarro Inc., 11.00%, 9/15/09	605
1,470,000	Scholastic Corp., 5.00%, 4/15/13	1,313
1,210,000	Sealy Mattress Co., 8.25%, 6/15/14	1,255
1,725,000	Smithfield Foods Inc., 8.00%, 10/15/09	1,805
1,845,000	Stater Brothers Holdings, 8.125%, 6/15/12	1,859
1,400,000	Station Casinos, 6.50%, 2/1/14	1,278
650,000	The Restaurant Co., 10.00%, 10/1/13	613
2,245,000	United Rentals, 6.50%, 2/15/12	2,189
1,970,000	Wynn Las Vegas LLC/Corp., 6.625%, 12/1/14	1,931

		51,569

Energy (12%)
1,215,000	Allegheny Energy Supply, 7.80%, 3/15/11	1,291
620,000	Amerigas Partner/Eagle Finance, 7.125%, 5/20/16	612
530,000	Basic Energy Services, 7.125%, 4/15/16	505
299,000	Cameron International Corp., 2.50%, 6/15/26	314
2,470,000	Chesapeake Energy Corp., 6.875%, 1/15/16	2,451
2,350,000	CMS Energy Corp., 7.50%, 1/15/09	2,415
1,920,000	Colorado Interstate Gas, 6.80%, 11/15/15	1,951
400,000	Concentra Operating Corp., 9.50%, 8/15/10	418
1,000,000	Edison Mission Energy 144A, 7.50%, 6/15/13 (b)	1,027
1,055,000	El Paso Corp., 7.75%, 1/15/32	1,100
2,710,000	El Paso Production Holding, 7.75%, 6/1/13	2,778
635,000	Energy Partners Ltd., 8.75%, 8/1/10	660
1,300,000	FMG Finance Pty Ltd. 144A, 10.63%, 9/1/16 (b)	1,281
650,000	Ineos Group Holdings Plc 144A, 8.50%, 2/15/16 (b)	626
1,250,000	International Coal 144A, 10.25%, 7/15/14 (b)	1,216
1,750,000	MSW Energy Holdings, 7.375%, 9/1/10	1,776
700,000	MSW Energy Holdings, 8.50%, 9/1/10	725
625,000	Newfield Exploration Co., 6.625%, 4/15/16	614
1,270,000	NRG Energy Inc., 7.375%, 2/1/16	1,284
1,200,000	Pacific Energy, 7.125%, 6/15/14	1,214
595,000	Petroquest Energy Inc., 10.375%, 5/15/12	619
1,165,000	Reliant Energy Inc., 6.75%, 12/15/14	1,111
1,140,000	Sierra Pacific Resources, 8.625%, 3/15/14	1,235
1,000,000	Stone Energy Corp. 144A, 5.755%, 7/15/10 (b)	994
585,000	Targa Resources Inc. 144A, 8.50%, 11/1/13 (b)	584
2,405,000	Teco Energy Inc., 7.20%, 5/1/11	2,501

		31,302

Healthcare (6%)
475,000	Accellent Inc., 10.50%, 12/1/13	496
364,000	Cubist Pharmaceuticals, 2.25%, 6/15/13	360
1,315,000	Davita Inc., 6.625%, 3/15/13	1,295
1,315,000	HCA Inc., 7.50%, 11/6/33	1,026
2,315,000	HCA Inc., 7.875%, 2/1/11	2,222
1,700,000	Healthsouth Corp. 144A, 10.75%, 6/15/16 (b)	1,743
1,250,000	Omnicare Inc., 6.875%, 12/15/15	1,225
1,745,000	Service Corp. Intl., 7.70%, 4/15/09	1,795
1,410,000	Tenet Healthcare Corp., 6.50%, 6/1/12	1,221
1,255,000	Universal Hospital Services 144A, 10.125%, 11/1/11 (b)	1,327
2,445,000	US Oncology Inc., 9.00%, 8/15/12	2,534
635,000	Vanguard Health Holding, 9.00%, 10/1/14	614
393,000	Warner Chilcott Corp., 8.75%, 2/1/15	406

		16,264

Industrial (9%)
680,000	Abitibi-Consolidated Inc., 7.75%, 6/15/11	607
2,760,000	Allied Waste North America, 6.125%, 2/15/14	2,598
640,000	Ball Corp., 6.875%, 12/15/12	646
1,800,000	Bombardier Inc. 144A, 6.75%, 5/1/12 (b)	1,742
1,265,000	Bowater Inc., 6.50%, 6/15/13	1,123
1,235,000	Case New Holland Inc., 9.25%, 8/1/11	1,311

Principal or Shares	Security Description	Value (000)
950,000	Corrections Corp., 7.50%, 5/1/11	$971
655,000	Crown Cork & Seal, 8.00%, 4/15/23	629
560,000	Delhaize America Inc., 8.125%, 4/15/11	603
55,000	Domtar Inc., 7.88%, 10/15/11	56
1,825,000	Geo Group Inc., 8.25%, 7/15/13	1,839
620,000	Graham Packaging Co., 8.50%, 10/15/12	617
1,490,000	Interpublic Group Co. Inc., 6.25%, 11/15/14	1,322
1,635,000	K&F Acquisition Inc., 7.75%, 11/15/14	1,655
1,265,000	KB Home & Broad Home Corp., 6.375%, 8/15/11	1,245
1,300,000	L-3 Communications Corp. 144A, 5.875%, 1/15/15 (b)	1,258
670,000	Nell Af Sarl 144A, 8.375%, 8/15/15 (b)	680
500,000	P.H. Glatfelter 144A, 7.125%, 5/1/16 (b)	499
720,000	Portola Packaging Inc. 144A, 8.25%, 2/1/12 (b)	635
775,000	Rouse Co. LP/TRC Co-Issr 144A, 6.75%, 5/1/13 (b)	783
1,195,000	Sequa Corp., 9.00%, 8/1/09	1,261
750,000	Verso Paper Hldgs. LLC., 9.13%, 8/1/14	761
1,915,000	Williams Scotsman Inc., 8.50%, 10/1/15	1,977

		24,818

Materials (5%)
2,405,000	Equistar Chemicals LP, 8.75%, 2/15/09	2,501
690,000	Georgia-Pacific Corp., 8.125%, 5/15/11	714
1,140,000	Kerr-Mcgee 6.875%, 9/15/11	1,214
620,000	Lyondell Chemical Co., 8.00%, 09/15/14	634
1,065,000	Nalco Co., 7.75%, 11/15/11	1,084
670,000	Nova Chemicals Ltd., 6.50%, 1/15/12	630
2,320,000	Owens-Brockway Glass, 8.25%, 5/15/13	2,390
1,280,000	Polyone Corp., 8.88%, 5/1/12	1,299
1,000,000	Reichhold Industries Inc. 144A, 9.00%, 8/15/14 (b)	995
595,000	Rhodia Sa, 8.875%, 6/1/11	625

		12,086

Technology (5%)
687,000	Amkor Technologies Inc., 5.00%, 3/15/07	678
620,000	DRS Technologies Inc., 6.625%, 2/1/16	614
322,000	Intel Corp., 2.95%, 12/15/35	292
1,320,000	Lucent Technologies, 5.50%, 11/15/08	1,302
1,190,000	Mirant North America Llc., 7.38%, 12/31/13	1,203
500,000	NXP BV, 7.875%, 10/15/14	508
1,000,000	NXP BV, 9.50%, 10/15/15	1,009
750,000	Seagate Technology HDD, 6.375%, 10/1/11	741
2,320,000	Sungard Data Systems Inc., 9.125%, 8/15/13	2,407
1,625,000	Unisys Corp., 6.875%, 3/15/10	1,564
1,210,000	Xerox Capital Trust, 8.00%, 2/1/27	1,236
1,170,000	Xerox Corp., 6.875%, 8/15/11	1,199

		12,753

Utilities (5%)
2,535,000	Edison Mission Energy, 7.73%, 6/15/09	2,636
3,470,000	PSEG Energy Holdings, 8.50%, 6/15/11	3,704
1,965,000	TXU Corp., 5.55%, 11/15/14	1,872
730,000	TXU Corp., 6.55%, 11/15/34	697
3,450,000	Williams Cos Inc., 7.125%, 9/1/11	3,562

		12,471

U.S. Treasury (6%)
15,465,000	U.S. Treasury Note, 4.50%, 2/15/36	14,926

Total Bonds (Cost - $238,182)		238,198

Investment Company (8%)
21,216,494	Bunker Hill Money Market Fund *	21,216

Total (Cost - $259,306) (a) (99%)		259,414
Other Assets, net of Liabilities (1%)		3,705

Net Assets (100%)		$263,119

Annual Report	16

*	Affiliated investment.

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$2,747
Unrealized depreciation	(2,639)

Net unrealized appreciation	$108

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)
AES Credit Default Swap	Jun-11	$3,500	$21
AK Steel Credit Default Swap	Dec-08	643	2
Allied Waste Credit Default Swap	Dec-08	500	(2)
Bombardier Credit Default Swap	Sep-07	634	2
Cooper Tire & Rubber Credit Default Swap	Dec-07	276	1
Dow Jones CDX7 Credit Default Swap	Dec-11	7,650	50
INEOS Group Credit Default Swap	Dec-08	444	(1)
Interpublic Group Credit Default Swap	Jun-08	860	13
Lear Credit Default Swap	Sep-07	634	1
Lyondell Credit Default Swap	Sep-07	2,270	23
Merck Credit Default Swap	Jun-13	4,178	(23)
NXPBV Funding Credit Default Swap	Dec-08	468	—
Polyone Credit Default Swap	Dec-08	643	1
Rite Aide Credit Default Swap	Dec-08	1,373	3
Unisys Credit Default Swap	Dec-06	225	2
Unisys Credit Default Swap	Dec-07	1,400	12
Viacom Credit Default Swap	Sep-11	4,500	(36)

		$30,198	$69

See notes to financial statements.

17	Paydenfunds

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value
AAA	54%
AA	20%
A	18%
BBB	7%
Unrated	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
General Obligation (39%)
350,000	California State, 5.00%, 2/1/32	$364
250,000	California State, 5.00%, 7/1/12 (b) MBIA	269
500,000	Dublin CA Unified School District, 5.00%, 8/1/21 (b) FSA	531
600,000	Florida State Board of Education, 5.75%, 6/1/12	650
600,000	Georgia State, 5.00%, 3/1/13	649
500,000	Gilroy, CA Unified School Dist., 5.25%, 8/1/19 (b) FGIC	546
600,000	Glendale, AZ, 5.30%, 7/1/12	636
585,000	Maryland State & Local Facilities, 5.50%, 3/1/15	664
340,000	Morgan Hill California Unified School District, 5.00%, 8/1/18 (b) AMBAC	374
400,000	New York NY, 5.00%, 8/1/12	426
255,000	North Carolina State General Obligation, 5.00%, 4/1/16	282
680,000	North Orange County Community College District, 0.00%, 8/1/25 (b) FGIC	298
370,000	Plano, TX, 5.00%, 9/1/15	402
5,000	Prince Georges County, MD, 5.50%, 5/15/13 (b) FSA	6

		6,097

Revenue (59%)
Airport/Port Revenue (5%)
400,000	Metropolitan DC Airport Authority, 5.375%, 10/1/14 (b) FSA	431
300,000	Port Authority NY & NJ, 5.50%, 12/15/12 (b) AMBAC	327

		758

Healthcare (3%)
400,000	Multnomah County, OR Hospital Facs Auth., 5.25%, 10/1/13	438
Industrial Development/Pollution Control (9%)
415,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	418
300,000	Ohio State Air Quality Development Authority, 3.55%,6/1/23	300
250,000	Tobacco Settlement Financing Corp., NY, 5.25%, 6/1/13	257
200,000	Uinta County, WY Pollution Control, 3.347%, 8/15/20	200
250,000	Union County, NJ Utilities Authority, 4.75%, 6/15/09	255

		1,430

Lease Revenue (14%)
355,000	California State Public Works, 5.00%, 11/1/18	384
700,000	California State Public Works, 5.25%, 6/1/13	761
250,000	Charleston, SC Education Excellence Fin. Corp., 5.00%, 12/1/09	259
530,000	Lancaster, SC Edl Assistance, 5.25%, 12/1/17	565
300,000	Laurens County, SC School District, 5.25%, 12/01/22	320

		2,289

Principal or Shares	Security Description	Value (000)
Pre-Refunded (6%)
100,000	Lenior City, TN Electric System, 4.80%, 6/1/11 (b) AMBAC	$102
600,000	Oregon State Department Admin. Services Lottery Revenue, 5.75%, 4/1/14	635
150,000	Utica, NY Industrical Development Agency, 6.875%, 12/1/14	162

		899

Tax-Backed Revenue (3%)
235,000	New Jersey Economic Development Auth., 5.00%, 6/15/07	237
240,000	Phoenix, AZ Civic Improvement Corp., 5.25%, 7/1/09	248

		485

Transportation (3%)
100,000	Los Angeles County, CA Transportation Authority, 5.00%, 7/1/09 (b) AMBAC	104
275,000	New Jersey State Transport Trust Fund, 5.25%, 12/15/19	309

		413

University Revenue (3%)
300,000	Massachusetts State Health & Edl Facs Auth Rev. 5.25%, 7/1/15	336
195,000	Richmond County, GA Dev Auth., 5.00%, 2/1/11	203

		539

Water & Sewer (13%)
400,000	California State Department of Water Resources, 5.00%, 12/1/16 (b) MBIA	438
550,000	Dallas, TX Waterworks & Sewer System, 5.50%, 10/1/10	579
580,000	Los Angeles CA Water & Power, 5.00%, 7/1/10 (b) MBIA	611
200,000	New York City, NY Municipal Water Authority, 5.25%, 6/15/15	216
205,000	Virginia State Resources Authority, 5.00%, 11/1/11	216

		2,060

Investment Company (1%)
138,847	Dreyfus Tax Exempt Cash Management Fund	139

Total (Cost - $15,250) (a) (99%)		15,547
Other Assets, net of Liabilities (1%)		215

Net Assets (100%)		$15,762

Annual Report	18

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$337
Unrealized depreciation	(40)

Net unrealized appreciation	$297

(b)	Payment of principal and interest is insured against default.

See notes to financial statements.

19	Paydenfunds

The Fund seeks income that is exempt from federal and California income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Credit Quality
AAA	73%
AA	11%
A	15%
Unrated	0.40%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
General Obligation (37%)
500,000	California State, 5.00%, 2/1/20	$530
650,000	California State, 5.00%, 2/1/32	677
1,000,000	California State, 5.00%, 3/1/17 (b) MBIA	1,097
830,000	California State, 5.00%, 6/1/14	904
1,000,000	California State, 5.00%, 7/1/12 (b) MBIA	1,077
1,000,000	California State, 5.00%, 9/1/16 (b) MBIA	1,107
1,000,000	El Camino Community College District, 4.25%, 8/1/15 (b) FGIC	1,050
1,100,000	Gilroy, CA Unified School Dist., 5.25%, 8/1/19 (b) FGIC	1,202
1,000,000	Los Angeles CA Community College District, 5.25%, 8/1/13 (b) FSA	1,105
1,000,000	Los Angeles City, CA, 5.00%, 9/1/10	1,053
1,000,000	Los Angeles, CA Unified School District, 6.00%, 7/1/14 (b) FGIC	1,161
250,000	Los Angeles, California, 5.25%, 9/1/13 (b) FGIC	276
220,000	Los Gatos Joint Union High School District, 5.25%, 12/1/13 (b) FSA	244
1,000,000	Newport Mesa, CA School District, 5.00%, 8/1/15 (b) MBIA	1,072
1,320,000	North Orange County Community College District, 0.00%, 8/1/25 (b) FGIC	578
1,000,000	Sacramento, CA City Unified School District, 5.75%, 7/1/15	1,077
450,000	San Carlos, CA, School District, 0.00%, 10/1/18 (b) MBIA	264
600,000	San Francisco, CA, City & Cnty Unified School Dist., 5.00%, 6/15/12 (b) FSA	647
1,000,000	San Jose, CA, Unified School District, 5.00%, 8/1/12 (b) FGIC	1,081

		16,202

Revenue (61%)
Airport/Port Revenue (4%)
1,000,000	San Diego, CA Port District, 5.00%, 9/1/13 (b) MBIA	1,069
550,000	San Jose, CA Airport Revenue, 5.25%, 3/1/16 (b) MBIA	597

		1,666

Electric & Gas (8%)
1,000,000	California State Dept. of Water, 5.25%, 5/1/12 (b) FSA	1,087
1,060,000	Glendale, CA Electric Works, 5.75%, 2/1/14 (b) MBIA	1,144
600,000	Los Angeles, CA Water & Power, 5.00%, 7/1/13 (b) MBIA	653

Principal or Shares	Security Description	Value (000)
600,000	Sacramento, CA Municipal Utilities District, 5.00%, 8/15/28 (b) MBIA	630

		3,514

Healthcare (1%)
400,000	California Statewide Cmntys Development Authority, 2.30%, 4/1/34	$397
Industrial Development/Pollution Control (5%)
1,000,000	California Infrastructure & Economic Development Bank, 3.45%, 4/1/42 (b) AMBAC	1,000
400,000	California Statewide Cmntys, 4.10%, 4/1/28	410
450,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	454
250,000	Golden State Tobacco Securitization Corp., 5.75%, 6/1/22	259

		2,123

Lease Revenue (9%)
750,000	California Infrastructure & Economic Development Revenue, 5.25%, 10/1/12 (b) AMBAC	822
300,000	California State Public Works, 5.25%, 6/1/13	326
1,000,000	California State Public Works, 5.50%, 6/1/15	1,115
600,000	California State Public Works, 5.50%, 6/1/18	668
1,050,000	Orange County CA, 5.00%, 6/1/14 (b) MBIA	1,152

		4,083

Pre-Refunded (8%)
450,000	California Infrastructure & Economic Development Bank, 5.25%, 7/1/21 (b) FSA	496
310,000	Cerritos, CA, Community College District, 5.00%, 8/1/25 (b) MBIA	340
500,000	El Monte, CA, School District, 5.375%, 5/1/22 (b) FGIC	552
1,100,000	Placentia-Yorba Linda California University School District Series A, 5.00%, 8/1/26 (b) FGIC	1,188
500,000	Puerto Rico Infrastructure Financing Authority SPL, 5.50%, 10/1/17	538
150,000	Utica, NY Industrial Development Agency, 6.875%, 12/1/14	162

		3,276

Resource Recovery (2%)
1,000,000	Sacramento County, CA Sanitation District, 6.00%, 12/1/15	1,092

Annual Report	20

Principal or Shares	Security Description	Value (000)
Tax Allocation (1%)
195,000	Contra Costa County, CA, 5.125%, 8/1/11	202
145,000	San Dimas, CA Redevelopment Agency Tax Allocation, 6.75%, 9/1/16 (b) FSA	147

		349

Tax-Backed Revenue (3%)
1,100,000	California State Economic Recovery, 5.25%, 7/1/12	$1,195
Transportation (5%)
1,000,000	Puerto Rico Highway and Transportation Authority, 5.50%, 7/1/15 (b) FSA	1,137
1,000,000	San Mateo County, CA Transit District, 5.50%, 6/1/17 (b) MBIA	1,158

		2,295

University Revenue (3%)
200,000	California Educational Facilities Authority, 5.70%, 10/1/11 (b) MBIA	221
400,000	University of California, 5.00%, 5/15/11 (b) AMBAC	426
500,000	University of California, 5.00%, 5/15/12 (b) FSA	539

		1,186

Water & Sewer (12%)
1,015,000	California Infrastructure & Economic Development Bank, 5.00%, 10/1/12	1,099
1,200,000	California State Dept. of Water, 5.375%, 5/1/22	1,324
1,245,000	Central Marin Santn Agency California Revenue, 5.00%, 9/1/2018 (b) MBIA	1,370
500,000	Los Angeles, CA, Dept. of Water & Power, 5.00%, 7/1/13 (b) AMBAC	545
225,000	Los Angeles County California Sanitation District, 5.00%, 10/1/13 (b) FSA	246
425,000	Metropolitan Water District Southern, 5.00%, 10/1/17 (b) MBIA	463

		5,047

Investment Company (1%)
271,751	Dreyfus State Tax Exempt Fund	272

Total (Cost - $41,498) (a) (99%)		42,697
Other Assets, net of Liabilities (1%)		539

Net Assets (100%)		$43,236

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation ( depreciation ) of securities is as follows :

Unrealized appreciation	$1,207
Unrealized depreciation	(8)

Net unrealized appreciation	$1,199

(b)	Payment of principal and interest is insured against default.

See notes to financial statements.

21	Paydenfunds

The Fund seeks growth of capital and some current income by generally investing half its assets in stocks known as the “dogs of the Dow” and the balance in exchange traded funds and other high dividend stocks.

Portfolio Holdings - percent of value
Index Funds	38%
Financial	18%
Cash	14%
Energy	9%
Consumer Discretionary	6%
Other	15%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Common Stocks (51%)
Consumer Discretionary (7%)
15,200	Federated Department Stores	$667
37,700	Mattel Inc	853
25,500	McDonald’s Corp.	1,069
31,300	Peoples Energy Corp	1,367
56,900	Time Warner Inc.	1,139

		5,095

Consumer Staples (4%)
13,900	Altria Group, Inc.	1,130
30,200	Proctor & Gamble Co.	1,914

		3,044

Energy (10%)
25,500	Chevron Corp.	1,714
23,000	ConocoPhillips	1,386
28,800	Exxon Mobil Corp.	2,057
32,800	Progress Energy Inc.	1,509
17,900	Valero Energy Corp.	937

		7,603

Financial (19%)
25,600	American International Group	1,720
35,400	Bank of America Corp.	1,907
37,200	Citigroup Inc.	1,866
35,600	Equity Office Properties Trust	1,513
57,600	Huntington Bancshares Inc.	1,406
34,200	JPMorgan Chase & Co.	1,622
11,800	Merrill Lynch & Co., Inc.	1,032
13,800	Morgan Stanley Co.	1,055
12,400	Ryder System Inc.	653
51,100	Wells Fargo & Co.	1,854

		14,628

Healthcare (2%)
56,100	Pfizer, Inc.	1,495
Industrial (4%)
7,400	FedEx Corp.	848
86,400	Ford Motor Co. (b)	715
45,000	General Electric Co.	1,580

		3,143

Principal or Shares	Security Description	Value (000)
Technology (2%)
15,600	General Dynamics Corp.	$1,109
15,200	Hewlett-Packard Co.	589

		1,698

Telecommunication (3%)
40,300	AT&T Inc.	1,380
39,900	Sprint Corp.	746

		2,126

Total Common Stocks		38,832

Exchange Traded Funds (39%)
381,700	iShares Russell 1000 Value Index Fund	30,326
Investment Company (14%)
11,003,335	Bunker Hill Money Market Fund *	11,003

Total (Cost - $73,973) (a) (104%)		80,161
Liabilities in excess of Other Assets (-4%)		(2,758)

Net Assets (100%)		$77,403

*	Affiliated investment.

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$6,397
Unrealized depreciation	(209)

Net unrealized appreciation	$6,188

(b)	Non-income producing security

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (000s)
90	S&P 500 Emini	Dec-06	$6,224	$312

See notes to financial statements.

Annual Report	22

The Fund seeks a total return in excess of the S&P 500 Index by generally investing in U.S. dollar investment grade debt securities of any maturity and stock index futures and swap contracts.

Credit Quality - percent of value
AAA	55%
AA	3%
A	9%
BBB	22%
BB	5%
B	2%
Unrated	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Bonds (84%)
Asset Backed (8%)
754,898	Argent Securities Inc., 5.56%, 5/25/35	$756
250,000	Bank of America Credit Card Trust 2006-C7 C7, 5.55%, 3/15/12	250
203,241	Bear Stearns ABS, 6.19%, 6/25/43	206
18,858	Bear Stearns Mortgage Trust, 5.74%, 4/25/33	19
200,000	Chase Credit Card Master Trust, 5.52%, 5/15/09	200
49,455	Chase Funding Mortgage Loan, 5.65%, 11/25/32	49
60,692	Countrywide Asset-Backed Certificates, 5.60%, 4/25/34	61
122,333	Credit-Based Asset Servicing & Securities, 5.65%, 7/25/35	122
500,000	GE Dealer Floorplan Master Note Trust, 5.55%, 4/20/10	501
700,000	Long Beach Mortgage Loan Trust, 6.50%, 8/25/33	696
250,000	Marlin Leasing Receivables LLC 144A, 5.63%, 9/15/13 (b)	251
225,845	New Century Home Equity Loan Trust, 5.39%, 11/25/34	226
142,072	Option One Mortgage Loan Trust, 5.38%, 2/25/33	142
108,884	Option One Mortgage Loan Trust, 5.71%, 2/25/32	109
200,000	Permanent Master Issuer Plc 2006-1 2C, 0.00%, 7/17/42	200
37,875	Saxon Asset Securities Trust, 5.23%, 2/25/35	38
448,201	Structured Asset Investment Loan Trust, 5.46%, 9/25/34	449
500,000	Washington Mutual 2006-AR15 1A, 5.50%, 11/25/36	500

		4,775

Corporate (35%)
165,000	Allied Waste North America, 8.50%, 12/1/08	174
174,011	AMC Entertainment Inc., 4.99%, 1/26/13	175
500,000	America Movil SA de CV, 6.00%, 4/27/07	501
310,943	Ameritrade Holding Corp., 4.93%, 12/31/12	310
685,000	Anadarko Petroleum Corp., 5.79%, 9/15/09	686
441,252	Business Mortgage Finance PLC, 5.17%, 8/15/45 (c)	842
550,000	CC Funding Trust, 6.90%, 2/16/07	552
500,000	Centex Corp., 5.74%, 8/1/07	500
420,000	Comcast Corp., 5.67%, 7/14/09	421
500,000	Constellation Energy Group Inc., 6.35%, 4/1/07	502
600,000	Countrywide Financial Corp., 5.61%, 3/24/09	601
500,000	DaimlerChrysler NA Hldg, 5.92%, 8/03/09	500

Principal or Shares	Security Description	Value (000)
660,000	Dominion Resources Inc., 5.66%, 9/28/07	$660
348,250	DRS Technologies Inc., 4.899%, 1/1/13	348
750,000	Duke Reality Corp., 5.65%, 12/22/06	750
180,000	Echostar DBS Corp., 5.75%, 10/1/08	179
490,000	Gannett Co., 5.60%, 5/26/09	489
160,000	General Motors Acceptance Corp., 5.125%, 5/9/08	157
347,375	Georgia-Pacific Corp., 4.98%, 2/20/12	349
700,000	Goldman Sachs Group Inc., 5.48%, 12/22/08	701
300,000	Greene King Finance PLC A1, 5.42%, 6/15/31 (c)	570
180,000	HCA Inc., 5.25%, 11/6/08	180
330,000	Hutchison Whamp International Ltd 144A, 5.45%, 11/24/10 (b)	332
190,000	Intelsat Sub Holding Co. Ltd., 10.48%, 1/15/12	193
166,343	Jarden Corp., 4.915%, 1/24/12	166
170,000	KB Home, 8.625%, 12/15/08	177
443,897	Landmark Mortgage Securities Plc., 5.26%, 6/17/38 (c)	847
600,000	Lennar Corp. 144A, 5.89%, 8/20/07 (b)	600
180,000	MGM Mirage Inc., 6.00%, 10/1/09	178
500,000	Motorola Inc., 4.608%, 11/16/07	497
170,000	MSW Energy Holdings, 7.375%, 9/1/10	172
265,586	Nalco Co., 5.03%, 11/4/10	266
500,000	National Australia Bank 144A, 5.43%, 9/11/09 (b)	500
348,250	NRG Energy Inc., 6.741%, 2/1/13	350
700,000	Oracle Corp., 5.60%, 1/13/09	701
1,000,000	Preferred Term XXIII, 1.00%, 12/22/36	1,000
425,000	Progress Energy Inc., 5.80%, 11/14/08	426
500,000	Prologis, 5.6475%, 8/24/09	500
69,000	PSEG Energy Holdings, 8.625%, 2/15/08	72
600,000	Public Service Enterprise, 5.31%, 9/21/08	600
175,000	Royal Caribbean Cruises, 7.00%, 10/15/07	177
470,000	Safeway Inc., 5.31%, 3/27/09	470
170,000	Smithfield Foods Inc., 8.00%, 10/15/09	178
650,000	Telecom Italia Capital, 5.63%, 2/1/11	646
310,000	Tyumen Oil 144A, 11.00%, 11/6/07 (b)	325
185,000	Unisys Corp., 6.875%, 3/15/10	178
350,000	United Mexican States, 5.75%, 1/13/09	354

		20,052

Foreign Government (1%)
160,000	Republic of Chile, 5.78%, 1/28/08	160
600,000	South Africa, 9.125%, 5/19/09	651

		811

23	Paydenfunds

Principal or Shares	Security Description	Value (000)
Mortgage Backed (35%)
389,827	Banc of America Funding Corp., 7.18%, 6/20/35	$397
750,000	Banc of America Large Loan 144A, 5.49%, 7/14/08 (b)	750
818,730	Countrywide Home Loans, 6.54%, 8/25/34	829
13,104	Drexel Burnham Lambert CMO Trust, 6.07%, 5/1/16	13
248,287	First Republic Mortgage Loan Trust, 5.72%, 11/15/32	250
414,781	FNMA #661027, 6.61%, 7/1/27	417
239,621	FNMA #708712, 4.30%, 6/1/33	238
1,122,723	FNMA #847515, 3.64%, 2/1/34	1,125
937,187	FNMA #865488, 6.55%, 2/1/36	965
1,247,218	FNMA ARM, 5.95%, 2/25/44	1,275
1,000,000	FNR 06-27 BF ARM, 5.62%, 4/25/36	998
300,000	Ford Credit Floorplan Master Owner Trust, 5.77%, 6/15/11	300
104,299	GNR 01-47 FA, 5.72%, 9/16/31	105
1,058,567	Harborview Mortgage Loan Trust, 5.09%, 1/19/35	1,059
978,606	Impac CMB Trust, 5.74%, 9/25/34	981
49,520	Impac CMB Trust, 5.84%, 4/25/34	50
338,675	Mellon Residential Funding Corp., 5.75%, 11/15/32	340
605,331	MLCC Mortgage Investors Inc., 6.95%, 8/25/29	610
303,683	Morgan Stanley Mortgage Loan Trust, 6.91%, 7/25/34	308
300,588	Sequoia Mortgage Trust, 5.32%, 10/20/27	301
1,080,669	Structured Asset Mortgage Investments Inc., 5.27%, 12/25/35	1,083
819,019	Structured Asset Mortgage Investments Inc., 5.90%, 12/27/35	834
401,599	Structured Asset Mortgage Investments Inc., 6.06%, 7/25/32	405
986,201	Structured Asset Mortgage Investments Inc., 7.09%, 5/25/36	1,005
491,861	Structured Asset Mortgage Investments Inc., 6.38%, 2/19/35	497
61,874	Structured Asset Securities Corp., 6.16%, 8/25/32	62
150,584	Thornburg Mortgage Securities Trust, 5.30%, 4/25/43	151
1,947,344	Washington Mutual 2006-AR13 1A, 5.44%, 5/25/46	1,942
1,162,899	Washington Mutual, 4.828%, 5/25/46	1,164
535,583	Washington Mutual, 5.30%, 6/25/44	537
1,434,975	Wells Fargo MBS, 4.36%, 9/23/33	1,407

		20,398

Commercial Paper (5%) (d)
700,000	American Honda Finance, 5.209%,11/28/06	697
700,000	DNSKEC, 5.240, 12/08/06	696
700,000	Nestle Cap Corp, 1.00, 11/28/06	697
700,000	WSTPAC, 1.00%, 12/13/06	696

		2,786

Total Bonds (Cost - $48,905)		48,822

Investment Company (2%)
1,128,721	Bunker Hill Money Market Fund *	1,129
Exchange Traded Funds (13%)
56,100	S&P 500 Depository Receipt	7,732

Total (Cost - $57,133) (a) (99%)		57,683
Other Assets, net of Liabilities (1%)		568

Net Assets (100%)		$58,251

*	Affiliated investment.

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$686
Unrealized depreciation	(136)

Net unrealized appreciation	$550

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Par in GBP

(d)	Discount rate at time of purchase

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Asset:
11/22/2006	Euro (Buy 462)	1.2750	$589	$1

Liability:
11/8/2006	Euro (Sell 170)	1.2725	$216	$(1)
11/8/2006	British Pound (Sell 446)	1.8837	840	(11)
11/8/2006	British Pound (Sell 747)	1.8685	1,396	(29)
11/22/2006	Hungary Forint (Sell 120,544)	205.4000	587	(4)
11/8/2006	Russian Ruble (Buy 14,424)	26.5700	543	(2)

				$(46)

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (000s)
146	S&P 500	Dec-06	$50,487	$2,269

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal		Unrealized Appreciation (Depreciation)
Interest Rate Swap, receive 5.15%	Oct-08		$2,500	$(1)
Interest Rate Swap, receive 5.46%	Aug-08		$5,500	25
Japan Interest Rate Swap	Sep-08	JPY	600,000	—
Interpublic Group Credit Default Swap	Jun-08		$220	4
Merck Credit Default Swap	Jun-13		$969	(5)
Egypt T-bill Total Return Swap	Jan-07	EGP	1,000	—
Egypt T-bill Total Return Swap	Jan-07	EGP	2,000	1

				$24

See notes to financial statements.

Annual Report	24

The Fund seeks long-term capital appreciation by generally investing in stocks of the 1,000 largest capitalized U.S. growth companies. Up to 20% may be in foreign corporations.

Portfolio Holdings - percent of value
Technology	29%
Healthcare	15%
Financial	14%
Consumer Discretionary	13%
Telecommunications	10%
Industrial	6%
Other	13%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Common Stocks (99%)
Consumer Discretionary (13%)
18,700	Anheuser-Busch Cos.	$887
33,400	CBS Corp.	967
32,900	Comcast Corp. (b)	1,338
16,700	Harrah’s Entertainment, Inc.	1,241
19,100	Las Vegas Sands Corp. (b)	1,455
32,400	Marriott International, Inc.	1,353
9,800	Sears Holdings Corp. (b)	1,710

		8,951

Energy (2%)
20,300	Valero Energy Corp.	1,062
Financial (15%)
33,700	American Financial Group, Inc.	1,613
18,200	Assurant Inc.	958
25,200	Bank of America Corp.	1,357
18,400	Fannie Mae	1,090
63,200	News Corp.-CL A	1,318
10,900	Public Storage	978
17,000	SEI Investments Co.	957
2,900	The Chicago Mercantile Exchange	1,453

		9,724

Healthcare (15%)
11,400	Allergan Inc.	1,317
13,100	Amgen Inc. (b)	994
11,600	Genentech, Inc.	966
22,500	Gilead Sciences Inc. (b)	1,550
39,000	Johnson & Johnson	2,629
40,700	Thermo Electron Corp Com (b)	1,745
28,100	VCA Antech, Inc. (b)	910

		10,111

Industrial (7%)
16,500	Boeing Co.	1,318
4,600	FedEx Corp.	527
12,400	Parker Hannifin Corp.	1,037
24,000	United Technologies Corp.	1,577

		4,459

Principal or Shares	Security Description	Value (000)
Materials (3%)
20,800	BHP Billiton Ltd.	$885
20,400	Monsanto Co.	902

		1,787

Technology (30%)
14,300	Akamai Technologies (b)	670
15,200	Amphenol Corp.-CL A	1,032
85,800	BEA Systems, Inc. (b)	1,396
15,000	Cognizant Technology Solutions Corp. (b)	1,129
11,600	F5 Networks Inc. (b)	768
1,700	Google Inc. (b)	810
42,200	Hewlett-Packard Co.	1,635
132,400	Infineon Technologies AG-ADR (b)	1,610
70,200	Integrated Device Technology Inc., (b)	1,113
47,500	Intel Corporation	1,014
37,600	Intuit Inc. (b)	1,327
31,700	Jabil Circuit, Inc.	910
26,200	Lexmark International Inc. (b)	1,666
92,800	Micron Technology Inc.	1,341
56,600	Motorola, Inc.	1,305
69,900	Oracle Corp. (b)	1,291
61,400	Xerox Corp.	1,044

		20,061

Telecommunication (11%)
50,400	AT&T Inc.	1,726
52,500	America Movil S.A de C.V	2,251
47,500	American Tower Corp. (b)	1,711
35,600	China Mobile (Hong Kong) Ltd.	1,452

		7,140

Utilities (3%)
20,900	Allegheny Energy Inc. (b)	899
20,600	Exelon Corp.	1,277

		2,176

Total Common Stocks		65,471

Investment Company (6%)
3,836,666	Bunker Hill Money Market Fund *	3,837

Total (Cost - $64,003) (a) (105%)		69,308
Liabilities in excess of Other Assets (-5%)		(3,142)

Net Assets (100%)		$66,166

25	Paydenfunds

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$6,083
Unrealized depreciation	(778)

Net unrealized appreciation	$5,305

(b)	Non-income producing security

See notes to financial statements.

Annual Report	26

The Fund seeks long-term capital appreciation by generally investing in stocks of small capitalization U.S. companies with superior growth potential. Up to 20% may be in foreign corporations.

Portfolio Holdings - percent of value
Financial	24%
Technology	23%
Consumer Discretionary	16%
Healthcare	15%
Energy	9%
Other	13%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Common Stocks (98%)
Consumer Discretionary (16%)
3,000	Guess? Inc. (b)	$171
5,500	Isle of Capri Casinos, Inc. (b)	138
2,500	Panera Bread Co. (b)	155
4,500	Shuffle Master, Inc. (b)	126
3,000	Steven Madden, Ltd.	129

		719

Consumer Staples (3%)
7,500	Famous Dave’s of America, Inc. (b)	127
Energy (9%)
7,800	Oge Energy Corp.	301
2,500	W-H Energy Services, Inc. (b)	117

		418

Financial (24%)
12,000	Brightpoint Inc. (b)	145
5,000	Ctrip.Com International Ltd.	245
5,500	Life Time Fitness Inc. (b)	283
6,800	Priceline.Com Inc. (b)	274
7,000	Trident Microsystems Inc. (b)	148

		1,095

Healthcare (15%)
7,000	Cubist Pharmaceuticals Inc. (b)	156
3,500	IDEXX Laboratories, Inc. (b)	291
6,000	OSI Pharmaceuticals, Inc. (b)	230

		677

Technology (23%)
11,000	Fuel-Tech N.V.	216
14,000	Imergent Inc. (b)	234
10,000	Keryx Biopharmaceuticals, Inc. (b)	140
4,000	Novatel Inc. (b)	149
7,000	SBA Communications-Cl. A (b)	187
3,500	Transaction Systems Architects, Inc. (b)	118

		1,044

Telecommunication (4%)
7,500	Atheros Communications (b)	163

Principal or Shares	Security Description	Value (000)
Utilities (4%)
4,000	Dril-Quip, Inc. (b)	$158

Total Common Stocks		4,401

Investment Company (2%)
103,580	Bunker Hill Money Market Fund *	104

Total (Cost - $4,261) (a) (100%)		4,505
Liabilities in excess of Other Assets (0%)		(23)

Net Assets (100%)		$4,482

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$365
Unrealized depreciation	(121)

Net unrealized appreciation	$244

(b)	Non-income producing security

27	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital, by generally investing in investment grade securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

Credit Quality - percent of value
AAA	50%
AA	4%
A	15%
BBB	17%
BB	11%
B	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Cayman Islands (USD) (1%)
1,010,000	Hutchison Whamp International Ltd., 5.45%, 11/24/10 (c)	$1,009
Colombia (USD) (1%)
1,800,000	Republic of Colombia, 10.00%, 1/23/12	2,111
Croatia (USD) (1%)
1,323,636	Croatia, 6.38%, 7/31/10	1,330
Hong Kong (USD) (1%)
1,250,000	Hutchison Whampoa Finance, 6.95%, 8/1/07 (c)	1,264
India (USD) (1%)
2,000,000	ICICI Bank Ltd. Singapore 144A, 5.75%, 11/16/10 (b)	2,001
Kazakhstan (USD) (1%)
1,200,000	Republic of Kazakhstan, 11.125%, 5/11/07	1,231
Mexico (USD) (3%)
2,080,000	America Movil SA de CV, 4.125%, 3/1/09	2,025
2,080,000	Telefonos De Mexico, 4.50%, 11/19/08	2,041
1,840,000	United Mexican States, 10.375%, 2/17/09	2,051

		6,117

Netherlands (RUB) (1%)
15,600,000	ING Bank NV , 8.04%, 8/23/07	584
Philippines (USD) (1%)
1,920,000	Philippine Long Distance Telephone, 10.50%, 4/15/09	2,110
1,700,000	Republic of Philippines, 9.875%, 3/16/10	1,905

		4,015

Russia (USD) (5%)
1,000,000	Mobile Telesystems Finance, 8.375%, 10/14/10 (c)	1,046
5,490,000	Russian Federation 144A, 10.00%, 6/26/07 (b)	5,644
1,800,000	Tyumen Oil Co., 11.00%, 11/6/07 (c)	1,889

		8,579

South Africa (USD) (3%)
5,420,000	South Africa, 9.125%, 5/19/09	5,881
United States (USD) (79%)
1,090,000	Allied Waste North America, 8.50%, 12/1/08	1,147
750,000	Alltel Holding Corp, 7/17/13	755
1,430,000	American Int’l Group Inc., 2.875%, 5/15/08	1,382
750,000	Ameritrade, 0.00%, 12/31/2012	749
750,000	Bank of America Credit Card Trust 2006-C7 C7, 5.55%, 3/15/12	750
2,121,000	Bellsouth Corp., 4.20%, 9/15/09	2,062

Principal or Shares	Security Description	Value (000)
2,000,000	BMW Vehicle Owner Trust, 5.19%, 6/25/13	$2,007
2,300,000	Capital One Prime Auto Receivables Trust, 3.86%, 8/15/11	2,259
1,750,000	Centex Corp., 5.74%, 8/1/07	1,751
2,450,000	Citibank Credit Card Issuance Trust, 2.90%, 5/17/10	2,371
1,000,000	Countrywide Financial Corp., 5.61%, 3/24/09	1,001
1,640,000	Countrywide Home Loan, 3.25%, 5/21/08	1,592
1,442,525	Countrywide Home Loans, 6.54%, 8/25/34	1,461
660,000	CSX Corp., 6.25%, 10/15/08	672
960,000	DaimlerChrysler NA Holdings, 4.05%, 6/4/08	939
940,000	DaimlerChrysler NA Holdings, 4.75%, 1/15/08	931
1,155,000	Echostar DBS Corp., 5.75%, 10/1/08	1,148
5,987,642	FH 1G1028 ARM, 5.613%, 7/1/36	6,007
761,533	FH 782784 ARM, 4.40%, 10/1/34	745
6,007,637	FN #881868 ARM, 5.59%, 6/1/36	6,020
1,550,957	FNMA #794792, 5.11%, 10/1/34	1,545
2,000,000	Ford Credit Auto Owner Trust, 3.88%, 1/15/10	1,958
2,270,000	Gannett Co. Inc., 4.125%, 6/15/08	2,225
1,650,000	GE Capital Credit Card Master Note Trust, 5.48%, 9/17/12	1,650
500,000	General Motors Acceptance Corp., 5.125%, 5/9/08	491
750,000	Georgia-Pacific, 12/20/12	755
5,987,000	Great America Leasing Receivables 144A, 4.82%, 3/20/09 (b)	5,952
1,000,000	Great America Leasing Receivables 2006-1 A3 144A, 5.34%, 1/15/10 (b)	1,002
6,900,000	GS Auto Loan Trust, 4.45%, 5/17/10	6,841
2,354,655	GSR Mortgage Loan Trust, 4.541%, 9/25/35	2,327
4,466,866	Harborview Mortgage Loan Trust, 5.32%, 11/25/35	4,449
1,165,000	HCA Inc., 5.25%, 11/6/08	1,165
3,095,000	HSBC Finance Corp., 6.40%, 6/17/08	3,153
660,000	Intelsat Sub Holding Co. Ltd., 10.48%, 1/15/12	669
1,650,000	Intl. Lease Finance Corp., 5.62%, 5/24/10	1,655
1,890,000	John Deere Capital Corp., 3.90%, 1/15/08	1,860
1,085,000	KB Home, 8.625%, 12/15/08	1,129
1,760,000	Kellogg Co., 2.875%, 6/1/08	1,696
1,320,000	Kroger CO., 7.45%, 3/1/08	1,353
3,500,000	LB-UBS Commercial Mortgage Trust, 3.62%, 1/15/29	3,380
1,635,000	Lehman Brothers Holdings, 7.00%, 2/1/08	1,665
750,000	Lyondell, 8/16/2013	755
1,750,000	Marlin Leasing Receivables LLC 144A, 5.63%, 9/15/13 (b)	1,754
1,140,000	MGM Mirage Inc., 6.00%, 10/1/09	1,126

Annual Report	28

Principal or Shares	Security Description	Value (000)
1,314,000	Midamerican Energy Holdings, 3.50%, 5/15/08	$1,280
1,331,000	Motorola Inc., 4.608%, 11/16/07	1,322
1,115,000	MSW Energy Holdings, 7.375%, 9/1/10	1,132
750,000	NRG Energy Inc, 2/01/2013	754
450,000	PSEG Energy Holdings, 8.625%, 2/15/08	467
4,000,000	Residential Funding Mortgage Securities, 3.64%, 3/25/34	3,854
1,115,000	Royal Caribbean Cruises, 7.00%, 10/15/07	1,127
1,090,000	Smithfield Foods Inc., 8.00%, 10/15/09	1,140
3,991,360	Structured Adjustable Rate Mortgage Loan, 5.42%, 5/25/35	4,004
2,219,928	Structured Asset Mortgage Investment Inc., 5.07%, 2/25/36	2,236
400,000	Supervalues, 6/02/2012	402
4,555,788	Thornburg Mortgage Securities Trust, 3.32%, 3/25/44	4,422
2,250,000	Time Warner Inc., 6.15%, 5/1/07	2,258
1,200,000	Unisys Corp., 6.875%, 3/15/10	1,155
2,130,000	UnitedHealth Group Inc., 3.375%, 8/15/07	2,097
7,799,751	Washington Mutual 2006-AR12 1A1, 6.10%, 4/25/44	7,811
1,976,920	Washington Mutual, 4.24%, 6/25/34	1,945
3,836,814	Washington Mutual, 4.67%, 5/25/35	3,825
4,686,230	Washington Mutual, 4.88%, 4/25/44	4,735
2,138,111	Washington Mutual, 4.94%, 8/25/35	2,112
1,099,224	Wells Fargo MBS, 3.39%, 7/25/34	1,103
8,341,565	Wells Fargo MBS, 4.58% 12/25/34	8,259
800,000	Wyeth, 4.375%, 3/1/08	790

		144,534

U.S. Treasury Note (1%)
1,178,000	U.S. Treasury Note, 3.75%, 5/15/08	1,161
Investment Company (2%)
3,165,103	Bunker Hill Money Market Fund *	3,165

Total (Cost - $183,596) (a) (101%)		182,982
Liabilities in excess of Other Assets (-1%)		(2,179)

Net Assets (100%)		$180,803

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$270
Unrealized depreciation	(884)

Net unrealized depreciation	$(614)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/22/2006	Euro (Buy 1,421)	1.2778	$1,812	$4

Liabilities:
11/13/2006	Brazilian Real (Sell 1,970)	2.1463	$906	$(12)
11/8/2006	Euro (Sell 1,264)	1.2768	1,608	(5)
11/22/2006	Hungary Forint (Sell 371,155)	203.9632	1,807	(13)
11/8/2006	Russian Ruble (Buy 91,393)	26.6989	3,440	(17)

				$(43)

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal		Unrealized Appreciation (Depreciation) (000s)
Merck Credit Default Swap	Jun-13		$1,920	$(10)
South Africa Credit Default Swap	Sep-11		$4,200	(24)
South Africa Credit Default Swap	Sep-11		$2,100	(13)
South Africa Credit Default Swap	Sep-11		$2,100	(14)
Egypt T-bill Total Return Swap	Jan-07	EGP	3,100	3
Egypt T-bill Total Return Swap	Jan-07	EGP	5,900	5
HUF Interest Rate Swap	Aug-11		HUF1,037,600	(57)
Japan Interest Rate Swap	Sep-08	JPY	2,350,000	2

				$(108)

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (000s)
301	U.S. Treasury 2 Year Note Future	Dec-06	$61,526	$35

See notes to financial statements.

29	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Credit Quality - percent of value
AAA	68%
AA	7%
A	15%
BBB	4%
BB	4%
B	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Austria (EUR) (1%)
440,000	BHP Billiton Finance, 4.13%, 5/5/11	$564
Belgium (EUR) (2%)
1,187,000	Belgium Government Bond, 5.50%, 9/28/17	1,744
1,144,000	Belgium Kingdom, 5.00%, 3/28/35	1,729

		3,473

Canada (CAD) (9%)
4,995,000	Canada Government, 5.75%, 6/1/29	5,514
9,700,000	Canadian Government, 5.25%, 6/1/13	9,290

		14,804

Denmark (EUR) (1%)
900,000	Danske Bank A/S, 3.174%, 9/9/13	1,147
250,000	Danske Bank A/S, 4.10%, 3/16/18	315

		1,462

Finland (EUR) (3%)
3,093,000	Finnish Government, 5.75%, 2/23/11	4,267
France (EUR) (5%)
410,000	BNP Paribas, 5.25%, 12/17/12	558
430,000	France Telecom EMTN, 4.63%, 1/23/12	560
4,400,000	French Discount T-Bill, 0.00%, 1/18/07	5,576
250,000	French Discount T-Bill, 0.00%, 2/1/07	316
410,000	Hutchison Whampoa Finance, 5.85%, 7/8/13	565
600,000	RCI Banque SA, 3.677%, 9/22/09	764

		8,339

Germany (EUR) (14%)
1,650,000	Bundesrepublic Deutschland, 4.00%, 1/4/37	2,165
3,625,000	Bundesrepublic Deutschland, 4.00%, 7/4/16	4,723
1,798,000	Bundesrepublic Deutschland, 4.75%, 7/4/34	2,637
2,650,000	Bundesschatzanweisungen, 3.25%, 6/13/08	3,359
578,000	Deutsche Bundesrepublik, 5.50%, 1/4/31	923
1,718,000	Deutsche Bundesrepublik, 6.25%, 1/4/24	2,849
3,300,000	KFW, 4.50%, 12/7/08	6,205
500,000	Volkswagen Leasing, 3.473%, 3/24/09	642

		23,503

Italy (EUR) (2%)
900,000	Sanpaolo Imi, 3.3%, 4/19/16	1,145
600,000	Telecom Italia SPA EMTN, 3.51%, 6/9/08	766
400,000	Telecom Italia SPA, 4.50%, 1/28/11	510

		2,421

Principal or Shares	Security Description	Value (000)
Japan (JPY) (6%)
493,430,000	Japan Govt CPI Linked, .80%, 9/10/15	$4,121
255,000,000	Japan-21(30 Year Issue), 2.30%, 12/20/35	2,120
410,000,000	Japan-239 (10 Year Issue), 1.40%, 6/20/12	3,493
92,000,000	Japan-61(20 Year Issue), 1.00%, 3/20/23	668

		10,402

Netherlands (EUR) (1%)
900,000	BK Nederlandse Gemeenten, 3.00%, 4/15/10	1,120
690,000	Deutsche Telekom Int Fin., 3.146%, 11/23/09	882

		2,002

Netherlands (GBP) (1%)
200,000	Deutsche Telekom International Finance, 3.49%, 11/23/09	408
200,000	RWE Finance BV, 6.38%, 6/3/13	402

		810

Spain (EUR) (1%)
900,000	Santander Issuances, 3.144%, 3/3/16	1,147
Sweden (EUR) (1%)
230,000	Vattenfall Treasury AB, 5.38%, 4/29/24	321
United Kingdom (EUR) (1%)
400,000	HSBC Holdings PLC, 5.38%, 12/20/12	814
United Kingdom (GBP) (2%)
900,000	Greene King Finance PLC A1, 5.42%, 6/15/31	1,710
200,000	HSBC Bank PLC, 5.38%, 11/4/30	394
180,000	Northern Rock PLC, 6.38%, 12/2/19	384
200,000	Reed Elsevier Investment EMTN, 5.63%, 10/20/16	383
190,000	Royal Bank of Scotland PLC, 6.25%, 12/27/47	376

		3,247

United States (EUR) (3%)
440,000	Bank of America Corp., 4.25%, 10/21/10	567
760,000	Bear Stearns Co. Inc., 3.354%, 10/20/09	970
440,000	Cit Group Inc., 5.00%, 5/13/14	581
250,000	Citigroup Inc., 3.63%, 11/30/17	310
377,000	Daimlerchrysler NA Holding, 5.75%, 9/8/11	377
450,000	International Lease Finance Corp., 4.13%, 10/09/08	575
750,000	Int’l Lease Finance Corp., 3.505%, 7/6/10	962
250,000	JP Morgan Chase & Co, 4.38%, 11/12/19	320
440,000	Morgan Stanley, 3.38%, 7/20/12	542

		5,204

Annual Report	30

Principal or Shares	Security Description	Value (000)
United States (GBP) (1%)
384,000	Goldman Sachs Group Inc., 5.125%, 1/15/15	$375
United States (USD) (52%)
547,000	ACE INA Holdings Inc., 5.88%, 6/15/14	559
561,000	Allergan Inc. 144A, 5.75%, 4/1/16 (b)	569
820,000	Allied Waste North America, 8.50%, 12/1/08	863
1,000,000	Alltel Holdings Corp., 0.00%, 7/17/13	1,006
850,000	Ameritrade, 12/31/12	849
1,700,000	Banc of America Commercial Mortgage Inc., 4.50%, 7/10/43	1,665
390,000	Bank of America Corp., 4.25%, 10/1/10	378
870,000	Case New Holland Inc., 6%, 6/1/09	863
430,000	Cisco Systems Inc., 5.25%, 2/22/11	433
763,000	Cox Communications Inc., 5.45%, 12/15/14	745
425,000	CSC Holdings Inc., 7.25%, 7/15/08	430
450,000	Daimlerchrysler NA Holding, 4.25%, 10/4/11	571
870,000	Echostar DBS Corp., 5.75%, 10/1/08	865
820,000	Equistar Chemicals LP, 8.75%, 2/15/09	853
285,000	ERP Operating Lp, 5.375%, 8/1/16	282
3,300,000	FNMA TBA, 5.00%, 12/1/35 (c)	3,188
8,660,000	FNMA TBA, 5.50%, 12/1/35 (c)	8,560
6,390,000	FNMA TBA, 6.00%, 12/1/35 (c)	6,430
870,000	General Motors Acceptance Corp., 5.125%, 5/9/08	854
850,000	Georgia-Pacific, 12/20/12	855
2,270,000	GNMA, 5.50%, 12/01/06	2,254
200,000	Goldman Sachs Group Inc. EMTN, 5.25%, 12/15/15	379
2,550,000	GS Mortgage Securities Corp., 4.75%, 7/10/39	2,463
2,050,000	GS Mortgage Securities Corp., 5.51%, 4/10/38	2,069
982,711	Harborview Mortgage Loan Trust, 5.32%, 11/25/35	979
2,600,000	JP Morgan Chase Commercial Mortgage Security Corp., 6.07%, 4/15/45	2,726
415,000	KB Home, 8.625%, 12/15/08	432
1,000,000	Lyondell, 8/16/13	1,006
2,150,000	Merrill Lynch Mortgage Trust, 5.24%, 11/12/37	2,142
860,000	MGM Mirage Inc., 6.00%, 10/1/09	849
1,320,000	Morgan Stanley Capital, 5.78%, 10/15/42	1,369
743,000	Nextel Communications, 6.875%, 10/31/13	759
850,000	NRG Energy, 2/1/13	854
472,000	Oracle Corp., 5.00%, 1/15/11	469
586,000	Pacific Gas & Electric, 4.80%, 3/1/14	566
805,000	Sequa Corp., 9.00%, 8/1/09	849
815,000	Smithfield Foods Inc., 8.00%, 10/15/09	853
425,000	Supervalue, 0.00%, 6/02/12	428
3,027,187	Thornburg Mortgage Securities Trust, 3.32%, 3/25/44	2,938
1,654,000	U.S. Treasury Bond, 6.125%, 11/15/27	1,943
3,886,000	U.S. Treasury Bond, 6.25%, 8/15/23 (d)	4,522
1,000,000	U.S. Treasury Note, 4.50%, 2/15/36	965
535,000	Valero Energy Corp., 6.875%, 4/15/12	570
757,000	Viacom Inc., 5.625%, 8/15/12	752
748,000	Wachovia Corp., 5.35%, 3/15/11	754
4,497,191	Wells Fargo MBS, 4.58% 12/25/34	4,453
288,000	Weyerhaeuser Co., 6.75%, 3/15/12	302
15,100,000	U.S. Treasury Note, 4.875%, 8/15/16	15,414

		84,877

Investment Company (2%)
3,017,462	Bunker Hill Money Market Fund *	3,017

Total (Cost - $170,485) (a) (108%)		171,049
Liabilities in excess of Other Assets (-8%)		(12,728)

Net Assets (100%)		$158,321

*	Affiliated investment.

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,165
Unrealized depreciation	(601)

Net unrealized appreciation	$564

(b)	Security offered only to qualified institutional investors , and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security purchased on a delay delivery basis.

(d)	Security pledged as collateral to cover margin requirements for open futures.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/22/2006	Euro (Buy 1,298)	1.2686	$1,646	$12

Liabilities:
11/13/2006	Brazilian Real (Sell 3,665)	2.1463	$1,686	$(22)
11/8/2006	Canadian Dollar (Sell 16,955)	1.1210	15,050	(74)
11/8/2006	Euro (Sell 17,551)	1.2768	22,307	(102)
11/8/2006	Euro (Sell 31,705)	1.2768	40,306	(174)
11/8/2006	British Pound (Sell 6,485)	1.9076	12,177	(194)
11/22/2006	Hungary Forint (Sell 338,129)	203.9632	1,642	(16)
11/8/2006	Japanese Yen (Sell 2,382,760)	116.7631	20,313	(93)
11/8/2006	Russian Ruble (Buy 88,932)	26.6989	3,347	(16)

				$(679)

31	Paydenfunds

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal		Unrealized Appreciation (Depreciation)
Advanced Micro Credit Default Swap	Dec-08		$500	$(2)
AK Steel Credit Default Swap	Dec-08		500	(1)
Avis Budget Credit Default Swap	Dec-08		500	(1)
Bombardier Credit Default Swap	Dec-08		500	(1)
Freescale Semiconductor Credit Default Swap	Dec-08		500	(1)
INEOS Group Credit Default Swap	Dec-08		500	(1)
Interpublic Group Credit Default Swap	Dec-08		500	—
Merck Credit Default Swap	Jun-13		2,858	(15)
Nortel Networks Credit Default Swap	Dec-08		500	—
South Africa Credit Default Swap	Sep-11		3,600	(21)
South Africa Credit Default Swap	Sep-11		1,800	(11)
South Africa Credit Default Swap	Sep-11		1,800	(12)
United Rental Credit Default Swap	Dec-08		500	(2)
Unysis Credit Default Swap	Dec-08		500	(1)
Egypt T-bill Total Return Swap	Jan-07	EGP	3,400	2
Egypt T-bill Total Return Swap	Jan-07	EGP	6,600	6
Interest Rate Swap, pay 5.05%	Jan-11		21,090	9
Interest Rate Swap, receive 5.07%	Nov-08		8,430	(1)
Interest Rate Swap, receive 5.13%	Nov-16		8,440	—
HUF Interest Rate Swap	Aug-16	HUF	535,800	(62)

				$(115)

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
5	Japan 10yr Bond	Dec-06	$5,724	$—

See notes to financial statements.

Annual Report	32

The Fund seeks a high level of total return by generally investing in below investment grade securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Credit Quality - percent of value
AAA	2%
A	2%
BBB	30%
BB	41%
B	25%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2006

Principal or Shares	Security Description	Value (000)
Argentina (ARS) (2%)
4,610,000	Republic of Argentina, 2.00%,9/30/14	$1,550
Argentina (USD) (6%)
4,440,000	Republic of Argentina, 5.59%,8/03/12	4,157
Brazil (USD) (15%)
1,180,000	CSN Islands, 9.75%, 12/16/13 (c)	1,339
1,840,000	Republic of Brazil, 10.50%, 7/14/14	2,327
1,470,000	Republic of Brazil, 12.25%, 3/6/30	2,389
2,460,000	Republic of Brazil, 7.125%, 1/20/37	2,549
1,740,000	Republic of Brazil, 8.25%, 1/20/34	2,034

		10,638

Bulgaria (USD) (2%)
1,140,000	Bulgaria Government International Bond, 8.25%, 1/15/15 (c)	1,340
Colombia (USD) (5%)
2,710,000	Republic of Colombia, 10%, 1/23/12	3,179
El Salvador (USD) (2%)
1,330,000	Republic of El Salvador, 7.65%, 6/15/35 (c)	1,457
India (USD) (4%)
1,080,000	ICICI Bank Ltd. Singapore, 5.75%, 11/16/10 (b)	1,080
1,370,000	Vedanta Resources, 6.625%, 2/22/10 (b)	1,351

		2,431

Kazakhstan (USD) (2%)
1,460,000	Citigroup (JSC Kazommer) 144A, 7.375%, 4/07/14 (b)	1,475
Lebanon (USD) (2%)
1,500,000	Lebanese Republic, 8.50%,1/19/16 (c)	1,522
Mexico (MXN) (5%)
14,400,000	America Movil SA de CV, 9.00%, 1/15/16	1,356
18,640,000	Mexican Fixed Rate Bonds, 9.00%, 12/24/09	1,804

		3,160

Mexico (USD) (9%)
1,400,000	Mexico, 8.125%, 12/30/19	1,701
1,160,000	United Mexican States, 8.30%, 8/15/31	1,475
1,420,000	United Mexican States, 8.00%, 9/24/22	1,722
1,130,000	Pemex Project Funding Master Trust, 8.625%,2/1/22	1,379

		6,277

Panama (USD) (3%)
2,020,000	Republic of Panama, 6.70%, 1/26/36	2,037

Principal or Shares	Security Description	Value (000)
Peru (PEN) (2%)
4,310,000	Peru Bono Soberano, 9.91%, 5/5/15	$1,633
Peru (USD) (2%)
1,390,000	Republic of Peru, 7.35%,7/21/25	1,518
Philippines (USD) (7%)
1,280,000	Philippine Long Distance Telephone, 10.50%, 4/15/09	1,406
2,977,000	Republic of Philippines, 7.75%, 1/14/31	3,252

		4,658

Russian (RUB) (2%)
31,100,000	ING Bank NV 144A, 8.04%, 8/23/07 (b)	1,164
Russia (USD) (15%)
1,010,000	Alrosa Finance, 8.875%,11/17/14 (c)	1,158
1,640,000	Gaz Capital, 8.625%, 4/28/34 (c)	2,074
1,120,000	Mobile Telesystem, 8.375%, 10/14/10 (c)	1,172
3,980,000	Russia Government International Bond, 5.00%, 3/31/30 (c)	4,458
1,100,000	TNK-BP Finance SA, 7.50%,7/18/16 (b)	1,151
275,000	Tyumen Oil Co., 11.00%, 11/6/07 (c)	289

		10,302

Uruguay (USD) (2%)
1,500,000	Republic of Uruguay, 7.50%, 3/15/15	1,601
Venezuela (USD) (6%)
1,070,000	Republic of Venezuela, 5.75%, 2/26/16 (c)	996
3,050,000	Republic of Venezuela, 8.50%, 10/08/14	3,389

		4,385

Vietnam (USD) (4%)
2,300,000	Socialist Rep of Vietnam 144A, 6.875%,1/15/16 (b)	2,409
Investment Company (2%)
1,207,933	Bunker Hill Money Market Fund *	1,208

Total (Cost - $66,199) (a) (99%)		68,101
Other Assets, net of Liabilities (1%)		877

Net Assets (100%)		$68,978

33	Paydenfunds

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,921
Unrealized depreciation	(19)

Net unrealized appreciation	$1,902

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/22/2006	Poland Zloty (Buy 2,374)	3.0961	$767	$18
Liability:
11/13/2006	Brazilian Real (Sell 2,971)	2.1738	$1,367	$(17)
11/8/2006	Euro (Sell 929)	1.2725	1,182	(4)
11/8/2006	Euro (Sell 233)	1.2724	296	(1)
11/22/2006	Hungary Forint (Sell 162,519)	213.2530	762	(35)
11/13/2006	Mexican New Peso (Sell 20,860)	11.0476	1,888	(49)
11/17/2006	Peruvian New Sol (Sell 5,054)	3.2453	1,557	(15)
11/8/2006	Russian Ruble (Buy 67,117)	26.5700	2,526	(12)

				$(115)

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal		Unrealized Appreciation (Depreciation)
Brazil NTN Total Return Swap	Jan-14		$3,500	$121
Egypt T-bill Total Return Swap	Jan-07	EGP	12,000	19
Egypt T-bill Total Return Swap	Jan-07	EGP	6,000	5
Indonesia Total Return Swap	Sep-11		IDR 22,500,000	211
South Africa Credit Default Swap	Sep-11		3,700	(21)
South Africa Credit Default Swap	Sep-11		1,850	(12)
South Africa Credit Default Swap	Sep-11		1,850	(12)
HUF Interest Rate Swap	Aug-16	HUF	388,500	(40)
ZAR Interest Rate Swap	Jan-16	ZAR	11,200	29

				$300

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Depreciation (000s)
12	U.S. Treasury 10 Year Note Future	Dec-06	$1,299	$(2)

See notes to financial statements.

Annual Report	34

October 31, 2006

Numbers in 000s

	Bunker Hill Money Market Fund	Limited Maturity Fund	Short Bond Fund
ASSETS:
Investments, at value*	$199,700	$162,543	$313,564
Affiliated investments, at cost and value		3,566	8,065
Repurchase agreement, at cost and value	408,900
Foreign cash**
Cash
Restricted cash		375
Receivable for:
Interest and dividends	569	621	2,159
Paydowns		134	79
Investments sold			13,184
Fund shares sold	85	94	81
Futures and swaps		91	115
Forward currency contracts			7
Receivable from advisor (Note 3)	13
Other assets	84	47	67

Total Assets	609,351	167,471	337,321

LIABILITIES:
Payable for:
Bank overdraft
Forward currency contracts		13	43
Investments purchased		3,000	5,933
Fund shares redeemed	1,081	14	10,466
Futures, swaps and options contracts		26	51
Distributions payable	650	3	66
Accrued expenses:
Investment advisory fees (Note 3)		10	50
Administration fees (Note 3)	63	16	31
Trustee fees and expenses	17	6	10
Other liabilities	111	62	85

Total Liabilities	1,922	3,150	16,735

NET ASSETS	$607,429	$164,321	$320,586

NET ASSETS:
Paid in capital	$607,651	$168,440	$330,768
Undistributed net investment income (loss)	(54)	(3)	(66)
Undistributed net realized gains (losses) from investments	(168)	(4,006)	(8,554)
Net unrealized appreciation (depreciation) from:
Investments		(97)	(1,533)
Translation of assets and liabilities in foreign currencies		(13)	(29)

NET ASSETS	$607,429	$164,321	$320,586

Outstanding shares of beneficial interest (unlimited shares authorized, $0.001 par value)	607,594	16,639	32,307

NET ASSET VALUE — offering and redemption price per share in whole dollars	$1.00	$9.88	$9.92

* Investments, at cost	$608,600	$166,245	$323,259
** Foreign cash, at cost

See notes to financial statements.

35	Paydenfunds

U.S. Government Fund	GNMA Fund	Core Bond Fund	Opportunity Bond Fund	High Income Fund	Tax Exempt Bond Fund

$44,754	$205,620	$1,179,475	$151,026	$238,198	$15,547
2,364	5,095	15,780	1,467	21,216

				10
				369	44

430	689	6,810	873	4,743	211
87	40			2
	4,871	129,313	16,969	756
13	11,084	174	2	48
		71	71	114
		358	42
					2
36	38	73	26	45	9

47,684	227,437	1,332,054	170,476	265,501	15,813

		625	78

5,816	85,546	433,445	55,702	1,969
17	45	287	13	222	12
	12	688	139	7
3	56				1

3	31	161	48	73
4	12	95	12	27	2
1	3	25	3	8
42	56	159	61	76	36

5,886	85,761	435,485	56,056	2,382	51

$41,798	$141,676	$896,569	$114,420	$263,119	$15,762

$43,764	$149,485	$912,864	$119,139	$300,821	$15,539
(3)	(28)		12		28
(1,812)	(7,879)	(24,822)	(5,276)	(37,957)	(102)

(151)	98	8,704	569	177	297
		(177)	(24)

$41,798	$141,676	$896,569	$114,420	$263,041	$15,762

3,993	14,534	87,663	12,216	32,321	1,584

$10.47	$9.75	$10.23	$9.37	$8.14	$9.95

$47,269	$210,627	$1,185,779	$151,849	$259,306	$15,250

See notes to financial statements.

Annual Report	36

October 31, 2006

Numbers in 000s

	California Municipal Income Fund	Value Leaders Fund	Market Return Fund
ASSETS:
Investments, at value*	$42,697	$69,158	$56,554
Affiliated investments, at cost and value		11,003	1,129
Repurchase agreement, at cost and value
Foreign cash**
Cash			2
Restricted cash
Receivable for:
Interest and dividends	557	95	334
Paydowns			303
Investments sold			3
Fund shares sold		3	4
Futures and swaps			97
Forward currency contracts			1
Receivable from advisor (Note 3)
Other assets	59	16	19

Total Assets	43,313	80,275	58,446

LIABILITIES:
Payable for:
Bank overdraft
Forward currency contracts			47
Investments purchased		2,746
Fund shares redeemed	6	36	6
Futures, swaps and options contracts			80
Distributions payable	8
Accrued expenses:
Investment advisory fees (Note 3)	19	35	5
Administration fees (Note 3)	4	8	6
Trustee fees and expenses	1	2	2
Other liabilities	39	45	49

Total Liabilities	77	2,872	195

NET ASSETS	$43,236	$77,403	$58,251

NET ASSETS:
Paid in capital	$42,065	$73,246	$59,817
Undistributed net investment income (loss)		408	50
Undistributed net realized gains (losses) from investments	(28)	(2,751)	(4,413)
Net unrealized appreciation (depreciation) from:
Investments	1,199	6,500	2,843
Translation of assets and liabilities in foreign currencies			(46)

NET ASSETS	$43,236	$77,403	$58,251

Outstanding shares of beneficial interest (unlimited shares authorized, $0.001 par value)	4,305	6,033	5,109

NET ASSET VALUE — offering and redemption price per share in whole dollars	$10.04	$12.83	$11.40

* Investments, at cost	$41,498	$73,973	$57,133
** Foreign cash, at cost

See notes to financial statements.

37	Paydenfunds

U.S. Growth Leaders Fund	Small Cap Leaders Fund	Global Short Bond Fund	Global Fixed Income Fund	Emerging Markets Bond Fund

$65,471	$4,401	$179,817	$168,032	$66,893
3,837	104	3,165	3,017	1,208

		2	425	18
		30
		198	22	110

31	1	1,938	2,098	1,115
		33
81			43,743	583
4	1	76	12	10
13		94	1,751	301
		4	34	18
	2
	9	45	63	14

69,437	4,518	185,402	219,197	70,270

				878
		58	739	160
3,136		4,175	57,870
36	1	131	242	28
		133	1,872	108

48		12	34	15
7		19	18	8
2		2	5	2
42	35	69	96	75

3,271	36	4,599	60,876	1,274

$66,166	$4,482	$180,803	$158,321	$68,996

$65,820	$3,395	$187,602	$159,695	$71,578
4			638	50
(4,963)	843	(6,070)	(1,887)	(4,713)

5,305	244	(689)	442	2,190
		(40)	(567)	(109)

$66,166	$4,482	$180,803	$158,321	$68,996

7,429	397	17,808	17,505	5,267

$8.91	$11.28	$10.15	$9.04	$13.10

$64,003	$4,261	$183,596	$170,485	$66,199
		$2	$418	$18

See notes to financial statements.

Annual Report	38

Period ended October 31, 2006

Dollars in 000s

	Bunker Hill Money Market Fund	Limited Maturity Fund	Short Bond Fund
INVESTMENT INCOME:
Interest income (Note 2)	$24,499	$9,764	$14,239
Dividend income	133
Dividend income from affiliated investment (Note 2)		199	232
Foreign tax withholdings

Investment Income	24,632	9,963	14,471

EXPENSES:
Investment advisory fees (Note 3)	765	613	875
Administration fees (Note 3)	612	263	375
Shareholder servicing fees	16	3
Custodian fees	39	23	39
Transfer agent fees	57	33	49
Registration and filing fees	17	14	15
Trustee fees and expenses	45	23	30
Printing and mailing costs	38	19	23
Legal fees	17	8	10
Publication expense	16	13	14
Pricing fees		11	11
Fund accounting fees	91	49	63
Insurance	24	19	26
Audit fees	29	29	29
Other expenses	9	3	6
Expenses previously deferred (Note 3)

Gross Expenses	1,775	1,123	1,565
Custodian credits (Note 2)	(13)	(2)	(2)
Expense subsidy (Note 3)	(743)	(246)	(157)

Net Expenses	1,019	875	1,406

Net Investment Income	23,613	9,088	13,065

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	4	(340)	(1,808)
Foreign currency transactions		(186)	(491)
Futures contracts		(80)	(179)
Written option contracts
Swap contracts		(82)	(48)
Change in net unrealized appreciation (depreciation) from:
Investments		831	2,793
Translation of assets and liabilities in foreign currencies		(12)	(29)
Futures contracts		28	69
Written option contracts
Swap contracts		10	48

Net Realized and Unrealized Gains (Losses)	4	169	355

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,617	$9,257	$13,420

See notes to financial statements.

39	Paydenfunds

U.S. Government Fund	GNMA Fund	Core Bond Fund	Opportunity Bond Fund	High Income Fund	Tax Exempt Bond Fund

$1,874	$5,296	$35,608	$5,954	$18,028	$700

49	154	708	127	287	7

1,923	5,450	36,316	6,081	18,315	707

124	308	2,044	334	871	58
53	137	876	143	299	22
		6		7
8	28	142	57	36	5
26	34	67	23	48	14
12	13	16	13	14	12
5	11	67	12	24	2
4	8	54	9	21	1
2	4	24	4	8	1
4	5	24	7	16	3
6	9	22	18	21	7
16	27	132	29	49	11
3	8	49	9	23	2
28	28	29	28	30	28
1	2	13	3	4

292	622	3,565	689	1,471	166
(1)	(2)	(26)	(4)	(2)
(76)	(50)	(181)		(6)	(75)

215	570	3,358	685	1,463	91

1,708	4,880	32,958	5,396	16,852	616

(655)	(715)	(12,783)	(1,636)	(2,686)	(194)
		411	211	(542)
	118	(191)	56	155	63

		(713)	(177)	(220)	(1)

740	1,700	19,477	2,208	5,927	301
		(177)	(45)	128
	10	108	20		29
		(38)	(7)
		(922)	(113)	(265)

85	1,113	5,172	517	2,497	198

$1,793	$5,993	$38,130	$5,913	$19,349	$814

See notes to financial statements.

Annual Report	40

Period ended October 31, 2006

Dollars in 000s

	California Municipal Income Fund	Value Leaders Fund	Market Return Fund
INVESTMENT INCOME:
Interest income (Note 2)	$1,381	$3	$2,885
Dividend income	9	1,108	86
Dividend income from affiliated investment (Note 2)		304	69
Foreign tax withholdings

Investment Income	1,390	1,415	3,040

EXPENSES:
Investment advisory fees (Note 3)	109	254	178
Administration fees (Note 3)	41	61	76
Shareholder servicing fees		1
Custodian fees	7	10	26
Transfer agent fees	16	45	21
Registration and filing fees		13	12
Trustee fees and expenses	3	5	7
Printing and mailing costs	3	7	7
Legal fees	1	2	2
Publication expense	1	4	5
Pricing fees	6		13
Fund accounting fees	13	16	20
Insurance	2	2	5
Audit fees	28	28	28
Other expenses	1	1	2
Expenses previously deferred (Note 3)

Gross Expenses	231	449	402
Custodian credits (Note 2)	(1)	(1)	(1)
Expense subsidy (Note 3)	(59)	(42)	(114)

Net Expenses	171	406	287

Net Investment Income	1,219	1,009	2,753

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(156)	1,554	158
Foreign currency transactions			(47)
Futures contracts	91	454	2,967
Written option contracts
Swap contracts	(1)		(63)
Change in net unrealized appreciation (depreciation) from:
Investments	561	6,360	578
Translation of assets and liabilities in foreign currencies
Futures contracts	39	344	2,826
Written option contracts
Swap contracts			24

Net Realized and Unrealized Gains (Losses)	534	8,712	6,443

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,753	$9,721	$9,196

See notes to financial statements.

41	Paydenfunds

U.S. Growth Leaders Fund	Small Cap Leaders Fund	Global Short Bond Fund	Global Fixed Income Fund	Emerging Markets Bond Fund

$4	$1	$9,966	$6,016	$7,735
512	74
104	21	126	111	166

620	96	10,092	6,127	7,901

369	38	626	542	478
74	8	251	217	127
1		1
15	7	66	87	118
22	16	32	40	30
12	12	14	15	13
5	1	16	18	10
4	1	12	14	7
2		6	6	3
3	3	8	10	5
		19	7	6
22	9	37	41	28
3		10	13	5
24	28	35	46	34
1		3	3	2
60

617	123	1,136	1,059	866
(1)		(6)		(8)
	(59)	(36)	(11)	(14)

616	64	1,094	1,048	844

4	32	8,998	5,079	7,057

543	1,096	(1,162)	(5,279)	(2,156)
		(569)	(1,434)	(544)
352	60	309	(44)	224

		(180)	(286)	754

2,289	(888)	1,372	8,128	364
		18	(917)	(113)
		35		(2)
				151
		(131)	(138)

3,184	268	(308)	30	(1,322)

$3,188	$300	$8,690	$5,109	$5,735

See notes to financial statements.

Annual Report	42

Year ended October 31st

Numbers in 000s

	Bunker Hill Money Market Fund		Limited Maturity Fund
	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$23,613	$9,523	$9,088	$7,847
Net realized gains (losses) on investments	4		(688)	(1,002)
Change in net unrealized appreciation (depreciation)			857	(480)

Change in Net Assets Resulting from Operations	23,617	9,523	9,257	6,365

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(23,613)	(9,523)	(8,632)	(8,327)
Net realized gains from investments
Return of capital			(257)

Change in Net Assets from Distributions to Shareholders	(23,613)	(9,523)	(8,889)	(8,327)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	16,362,284	18,824,431	111,288	208,431
Reinvestment of distributions	18,804	6,639	8,684	8,248
Cost of fund shares redeemed	(16,120,541)	(18,832,362)	(250,233)	(278,181)
Proceeds from redemption fees (Note 3)

Change in Net Assets from Capital Transactions	260,547	(1,292)	(130,261)	(61,502)

Total Change in Net Assets	260,551	(1,292)	(129,893)	(63,464)

NET ASSETS:
Beginning of period	346,878	348,170	294,214	357,678

End of period	$607,429	$346,878	$164,321	$294,214

Undistributed net investment income (loss)	$(54)	$(54)	$(3)	$(184)

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	347,047	348,339	29,852	36,058

Shares sold	16,362,284	18,824,431	11,286	21,092
Shares issued in reinvestment of distributions	18,804	6,639	880	834
Shares redeemed	(16,120,541)	(18,832,362)	(25,379)	(28,132)

Change in shares outstanding	260,547	(1,292)	(13,213)	(6,206)

Outstanding shares at end of period	607,594	347,047	16,639	29,852

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	114,207	197,503
Sale of investments (excluding government)	—	—	97,844	229,908
Purchase of government securities	—	—	18,019	96,899
Sale of government securities	—	—	78,444	56,552

See notes to financial statements.

43	Paydenfunds

Short Bond Fund		U.S. Government Fund		GNMA Fund
2006	2005	2006	2005	2006	2005

$13,065	$12,027	$1,708	$1,530	$4,880	$3,492
(2,533)	(5,261)	(655)	(925)	(597)	945
2,908	(5,135)	740	(708)	1,710	(2,278)

13,420	1,631	1,793	(103)	5,993	2,159

(13,025)	(12,496)	(1,742)	(1,619)	(6,031)	(5,923)
(20)		(7)

(13,045)	(12,496)	(1,749)	(1,619)	(6,031)	(5,923)

94,827	215,574	18,733	41,044	59,793	30,324
12,296	12,086	1,727	1,593	5,298	5,074
(147,017)	(204,954)	(33,751)	(39,478)	(38,632)	(31,657)

(39,894)	22,706	(13,291)	3,159	26,459	3,741

(39,519)	11,841	(13,247)	1,437	26,421	(23)

360,105	348,264	55,045	53,608	115,255	115,278

$320,586	$360,105	$41,798	$55,045	$141,676	$115,255

$(66)	$(44)	$(3)	$(10)	$(28)	$(28)

36,321	34,107	5,267	4,973	11,784	11,412

9,594	21,391	1,800	3,877	6,174	3,037
1,243	1,204	166	150	546	509
(14,851)	(20,381)	(3,240)	(3,733)	(3,970)	(3,174)

(4,014)	2,214	(1,274)	294	2,750	372

32,307	36,321	3,993	5,267	14,534	11,784

136,440	408,151	897	—	3,820	—
132,349	330,979	—	—	477	—
135,595	154,866	57,320	73,527	60,423	53,409
148,208	162,742	57,649	66,919	19,090	10,026

See notes to financial statements.

Annual Report	44

Year ended October 31st

Numbers in 000s

	Core Bond Fund
	2006	2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$32,958	$21,771
Net realized gains (losses) on investments	(13,276)	(6,134)
Change in net unrealized appreciation (depreciation)	18,448	(16,637)

Change in Net Assets Resulting from Operations	38,130	(1,000)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(33,223)	(25,458)
Net realized gains from investments		(3,274)
Return of capital	(578)

Change in Net Assets from Distributions to Shareholders	(33,801)	(28,732)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	355,600	192,795
Reinvestment of distributions	31,766	28,070
Cost of fund shares redeemed	(156,701)	(88,370)
Proceeds from redemption fees (Note 3)

Change in Net Assets from Capital Transactions	230,665	132,495

Total Change in Net Assets	234,994	102,763

NET ASSETS:
Beginning of period	661,575	558,812

End of period	$896,569	$661,575

Undistributed net investment income (loss)	$—	$415

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	64,649	52,134

Shares sold	35,225	18,325
Shares issued in reinvestment of distributions	3,121	2,679
Shares redeemed	(15,332)	(8,489)

Change in shares outstanding	23,014	12,515

Outstanding shares at end of period	87,663	64,649

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	627,154	517,080
Sale of investments (excluding government)	483,940	408,369
Purchase of government securities	1,805,201	1,446,696
Sale of government securities	1,748,712	1,144,188

See notes to financial statements.

45	Paydenfunds

Opportunity Bond Fund		High Income Fund		Tax Exempt Bond Fund
2006	2005	2006	2005	2006	2005

$5,396	$5,064	$16,852	$27,809	$616	$687
(1,546)	(2,310)	(3,293)	3,211	(132)	56
2,063	(3,157)	5,790	(23,823)	330	(617)

5,913	(403)	19,349	7,197	814	126

(5,754)	(5,759)	(16,813)	(28,762)	(616)	(687)
	(352)			(45)	(62)
		(1,882)

(5,754)	(6,111)	(18,695)	(28,762)	(661)	(749)

22,359	47,159	119,807	123,715	2,660	11,764
5,727	6,024	16,157	25,322	649	704
(57,553)	(27,676)	(112,297)	(385,171)	(11,314)	(4,805)
		14	9

(29,467)	25,507	23,681	(236,125)	(8,005)	7,663

(29,308)	18,993	24,335	(257,690)	(7,852)	7,040

143,728	124,735	238,784	496,474	23,614	16,574

$114,420	$143,728	$263,119	$238,784	$15,762	$23,614

$12	$183	$—	$451	$28	$29

15,349	12,716	29,445	58,265	2,402	1,632

2,394	4,889	14,715	14,706	269	1,179
613	628	1,994	3,027	66	70
(6,140)	(2,884)	(13,833)	(46,553)	(1,153)	(480)

(3,133)	2,633	2,876	(28,820)	(818)	769

12,216	15,349	32,321	29,445	1,584	2,401

101,496	143,619	179,006	326,959	4,106	12,250
99,707	121,109	187,438	518,936	11,485	4,775
296,620	296,146	18,277	—	—	—
318,344	251,528	3,748	—	—	—

See notes to financial statements.

Annual Report	46

Year ended October 31st

Numbers in 000s

	California Municipal Income Fund		Value Leaders Fund
	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,219	$1,099	$1,009	$1,229
Net realized gains (losses) on investments	(66)	122	2,008	4,303
Change in net unrealized appreciation (depreciation)	600	(1,127)	6,704	(2,796)

Change in Net Assets Resulting from Operations	1,753	94	9,721	2,736

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,219)	(1,099)	(905)	(1,324)
Net realized gains from investments	(122)	(14)

Change in Net Assets from Distributions to Shareholders	(1,341)	(1,113)	(905)	(1,324)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	19,927	2,368	42,403	4,320
Reinvestment of distributions	1,266	1,082	878	1,287
Cost of fund shares redeemed	(7,785)	(3,429)	(8,667)	(31,209)
Proceeds from redemption fees (Note 3)

Change in Net Assets from Capital Transactions	13,408	21	34,614	(25,602)

Total Change in Net Assets	13,820	(998)	43,430	(24,190)

NET ASSETS:
Beginning of period	29,416	30,414	33,973	58,163

End of period	$43,236	$29,416	$77,403	$33,973

Undistributed net investment income (loss)	$—	$—	$408	$304

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	2,959	2,960	3,141	5,434

Shares sold	2,002	234	3,559	384
Shares issued in reinvestment of distributions	127	106	77	115
Shares redeemed	(783)	(341)	(744)	(2,792)

Change in shares outstanding	1,346	(1)	2,892	(2,293)

Outstanding shares at end of period	4,305	2,959	6,033	3,141

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	21,129	14,623	—	35,121
Sale of investments (excluding government)	8,257	15,034	—	63,460
Purchase of government securities	—	—	—	—
Sale of government securities	—	—	—	—

See notes to financial statements.

47	Paydenfunds

Market Return Fund		U.S. Growth Leaders Fund		Small Cap Leaders Fund
2006	2005	2006	2005	2006	2005

$2,753	$2,943	$4	$46	$32	$(5)
3,015	7,060	895	1,229	1,156	1,241
3,428	(1,996)	2,289	1,629	(888)	650

9,196	8,007	3,188	2,904	300	1,886

(2,829)	(3,090)		(70)	(38)

(2,829)	(3,090)	—	(70)	(38)	—

12,198	31,431	35,084	28,523	1,293	2,626
2,715	3,013		68	37
(28,327)	(67,068)	(14,576)	(3,518)	(4,632)	(6,090)
(1)	17	2			2

(13,415)	(32,607)	20,510	25,073	(3,302)	(3,462)

(7,048)	(27,690)	23,698	27,907	(3,040)	(1,576)

65,299	92,989	42,468	14,561	7,522	9,098

$58,251	$65,299	$66,166	$42,468	$4,482	$7,522

$50	$69	$4	$—	$—	$—

6,348	9,404	5,110	2,054	683	1,019

1,121	3,010	3,932	3,492	108	252
250	291		8	3
(2,610)	(6,357)	(1,613)	(444)	(397)	(588)

(1,239)	(3,056)	2,319	3,056	(286)	(336)

5,109	6,348	7,429	5,110	397	683

46,072	69,763	140,433	58,026	20,806	9,988
36,291	64,630	119,297	32,593	23,583	13,407
73,828	6,070	—	—	—	—
70,705	6,033	—	—	—	—

See notes to financial statements.

Annual Report	48

Year ended October 31st

Numbers in 000s

	Global Short Bond Fund
	2006	2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$8,998	$6,225
Net realized gains (losses) on investments	(1,602)	1,346
Change in net unrealized appreciation (depreciation)	1,294	(4,023)

Change in Net Assets Resulting from Operations	8,690	3,548

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(10,660)	(6,553)
Net realized gains from investments
Return of capital	(1,018)

Change in Net Assets from Distributions to Shareholders	(11,678)	(6,553)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	80,208	100,879
Reinvestment of distributions	10,943	6,253
Cost of fund shares redeemed	(106,165)	(48,537)
Proceeds from redemption fees (Note 3)

Change in Net Assets from Capital Transactions	(15,014)	58,595

Total Change in Net Assets	(18,002)	55,590

NET ASSETS:
Beginning of period	198,805	143,215

End of period	$180,803	$198,805

Undistributed net investment income (loss)	$—	$2,433

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	19,340	13,707

Shares sold	7,856	9,700
Shares issued in reinvestment of distributions	1,077	603
Shares redeemed	(10,465)	(4,671)

Change in shares outstanding	(1,532)	5,632

Outstanding shares at end of period	17,808	19,339

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	249,706	180,168
Sale of investments (excluding government)	229,854	131,311
Purchase of government securities	13,096	79,714
Sale of government securities	39,279	41,060

See notes to financial statements.

49	Paydenfunds

Global Fixed Income Fund		Emerging Markets Bond Fund
2006	2005	2006	2005

$5,079	$5,027	$7,057	$3,410
(7,036)	16,260	(1,722)	2,666
7,066	(12,605)	400	386

5,109	8,682	5,735	6,462

(8,263)	(12,859)	(3,331)	(3,830)
(3,536)
(7,759)		(2,804)

(19,558)	(12,859)	(6,135)	(3,830)

41,216	68,476	103,719	75,593
17,492	11,445	5,816	3,603
(77,684)	(71,522)	(129,494)	(19,414)
		25	11

(18,976)	8,399	(19,934)	59,793

(33,425)	4,222	(20,334)	62,425

191,746	187,524	89,330	26,905

$158,321	$191,746	$68,996	$89,330

$638	$8,895	$50	$210

19,647	18,807	7,078	2,286

4,488	6,823	8,027	6,069
1,884	1,152	452	290
(8,514)	(7,135)	(10,290)	(1,567)

(2,142)	840	(1,811)	4,792

17,505	19,647	5,267	7,078

256,048	331,646	198,158	116,741
264,081	350,497	216,842	53,331
65,451	104,837	8,187	—
80,409	79,831	9,996	—

See notes to financial statements.

Annual Report	50

October 31, 2006

1.    Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value.

Each of the Funds, other than the Bunker Hill Money Market and High Income Funds, has been classified as non-diversified.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of sixty days or less and securities in the Bunker Hill Money Market Fund are valued at amortized cost, which approximates fair value. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price or if circumstances warrant pursuant to the fair value procedures described below. Securities traded only on the over-the-counter market are valued at the latest bid price, or if circumstances warrant pursuant to the fair value procedures described below.

Fixed income or equity securities for which, for whatever reason, market quotations are not readily available, will be priced at their fair value as determined in good faith under procedures established by the Board of Trustees. In considering fair value of a security, a number of factors are taken into consideration. Depending on the underlying circumstances at the time, these factors may include: the cost of the security or the last reported sales price of the security, as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis using the effective interest method. Premiums and discounts are amortized or accreted over the expected life of the security. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds except the tax exempt funds may purchase securities that are denominated in foreign currencies. For these Funds, investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Each of these Funds did not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

51	Paydenfunds

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the foreign exchange rates.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Options Transactions

Option techniques may be utilized by each of the Funds (except the Bunker Hill Money Market Fund) to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved.

When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Futures Contracts

The Funds (except the Bunker Hill Money Market Fund) may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Value Leaders, Market Return, U.S. Growth Leaders, Small Cap Leaders, Opportunity Bond and High Income Funds may

Annual Report	52

invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Short Bond, Core Bond, Opportunity Bond, High Income, Market Return, Global Short Bond, Global Fixed Income and Emerging Markets Bond Funds have entered into one or more of the following credit default swap agreements. The counterparty to each agreement has agreed to pay (receive) from the Fund an annuity premium, which is based on a notional principal amount of a specific security/index. The annuity premium is (paid) to or received by each Fund until a credit event (e.g. grace period extension, obligation acceleration, repudiation / moratorium, or restructuring) occurs or until the agreement matures. If a credit event occurs the Fund will pay (receive) the notional amount at par and receive (pay) the defaulted security or cash equivalent.

Security	Annuity Premium	Counterparty
Advanced Micro, 7.75%, 11/01/12	0.99%	JPM
AES Corp., 7.75%, 03/01/14	1.80%	Citibank
AK Steel Co., 7.75% 06/15/12	1.25%	CSFB
AK Steel Co., 7.75%, 06/15/12	0.98%	JPM
Allied Waste, 7.375%, 04/15/14	1.05%	JPM
Avis Budget Car, 7.75%, 05/15/16	1.10%	JPM
Bombardier Inc., 6.75% 05/01/12	1.20%	CSFB
Bombardier Inc., 6.75% 05/01/12	1.00%	CSFB
Cooper Tire 8%, 12/15/19	2.40%	JPM
Dow Jones CDX Emerging Markets Index	1.40%	JPM
Dow Jones CDX NA	3.00%	JPM
Freescale Semiconductor, 7.125% 07/15/14	1.50%	JPM
Ineos Group, 7.875%, 02/15/16	1.35%	CSFB
INEOS Grp Hldgs, 7.875%, 02/15/16	1.05%	CSFB
Interpublic Group, 7.25%, 08/15/11	1.37%	CSFB
Interpublic Group, 7.25%, 08/15/11	1.96%	CSFB
Lear Co., 5.75%, 08/1/14	1.85%	CSFB

Security	Annuity Premium	Counterparty
Lyondell Corp., 10.5%, 06/01/13	1.47%	Citibank
Merck, 5.95%, 12/01/28	0.20%	JPM
Nortel Networks Ltd., 10.125%, 07/15/13	1.63%	CSFB
NXP Funding, 8.625%, 12/08	1.72%	JPM
Polyone Corp., 8.875%, 05/01/12	1.25%	CSFB
Rite Aid Corp., 7.7%, 02/15/27	2.62%	JPM
South Africa, 8.5% 06/23/2017	0.63%	Citibank
South Africa, 8.5% 06/23/2017	0.65%	Citibank
South Africa, 8.5% 06/23/2017	0.64%	JPM
Unisys Corp., 8.5%, 10/15/15	2.40%	Citibank
Unisys Corp., 8.5%, 10/15/15	1.60%	JPM
Unisys Corp., 8.5%, 10/15/15	1.55%	JPM
United Rentals Inc., 7.75%, 11/15/13	1.30%	JPM
VIACOM INC, 6.25%, 4/30/16	0.69%	CSFB

The Limited Maturity, Short Bond, Core Bond, Opportunity Bond, Market Return, Global Short Bond, Global Fixed Income and Emerging Markets Bond Funds have entered into one or more of the following total return credit swap agreements where the Fund and counterparties have agreed to exchange payments based on a notional principal amount of a specified security. The total return recipient, the Fund pays a financing charge in exchange for the total return, which includes interest and principal appreciation or depreciation of the underlying security.

Security	Annuity Premium	Counterparty
Egypt Treasury Bill, 0%, 01/16/07	5.30%	JPM
Egypt Treasury Bill, 0%, 01/16/07	5.62%	CSFB
Egypt Treasury Bill, 0%, 01/2/07	5.62%	CSFB
Nota Do Tesouro Nacional, 10%, 01/01/14	5.62%	JPM
Indonesia Government, 12% 09/15/11	5.44%	JPM

The Limited Maturity, Short Bond, Core Bond, Opportunity Bond, Market Return, Global Short Bond, Global Fixed Income and Emerging Markets Bond Funds have entered into one or more of the following interest rate swap agreements where the Fund and counterparties have agreed to exchange interest payments based on a notional principal amount.

Fund Pays	Fund Receives	Counterparty
7.42%	6M BUBOR	CSFB
7.46%	6M BUBOR	CSFB
7.86%	6M BUBOR	JPM
3M Libor	5.28%	Citibank
4.04%	3M Euribor	Citibank
3M Libor	5.46%	Merrill Lynch

53	Paydenfunds

Fund Pays	Fund Receives	Counterparty
0.80%	6M Yen Libor	JPM
3M JIBAR	5.15%	Merrill Lynch
3M JIBAR	8.66%	CSFB
5.05%	3M Libor	CSFB
3M Libor	5.07%	CSFB
3M Libor	5.13%	CSFB

Forward Currency Contracts

The Global Short Bond, Global Fixed Income, Emerging Markets Bond, Market Return, U.S. Growth Leaders, Small Cap Leaders, Limited Maturity, Short Bond, Core Bond, Opportunity Bond and High Income Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency. Risk to a Fund may arise when anticipated currency movements are not accurately predicted. Additional risk may arise from the potential inability of counterparties to meet the terms of their contracts.

TBA Sale Commitments

Each of the Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the current value of the underlying securities. The contract is “marked-to- market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Collateral

Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. A Fund, which employs these investment options is required to segregate sufficient assets to cover any potential loss.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) Value Leaders, U.S. Growth Leaders and Small Cap Leaders Funds, which are declared and paid semi-annually, and (ii) the Bunker Hill Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return.

Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

Annual Report	54

Line of Credit

The Group has entered into a Credit Agreement with Deutsche Bank AG and Mellon Bank NA under which the banks have agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $60 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Affiliated Investment

Each of the Funds (except the Tax Exempt Bond and California Municipal Income Funds) invests in the Bunker Hill Money Market Fund, an affiliated Fund. Income earned by each Fund for the period is disclosed in the statements of operations.

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate, and are disclosed in the statements of operations.

Redemption Fee

The Emerging Markets Bond, Value Leaders, Market Return, U.S. Growth Leaders, Small Cap Leaders and High Income Funds employ a redemption fee on shareholders payable to the Funds and equal to 2% of the value of shares redeemed if the shares are held less than one calendar month. The fees for the period are added to paid in capital and are disclosed in the statements of changes in net assets.

Other

Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3.    Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for each Fund is shown in the table below.

	Adviser Fees Based on Assets				Expense Guarantee		3 Year Deferred Expense Subsidy
	Between 0—500 Million	Between 0.5—1 Billion	Between 1—2 Billion	Over 2 Billion		Voluntary Expense Limit
Bunker Hill Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.20%	$1,558,598
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.40%	618,337
Short Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	197,006
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.50%	205,645
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	49,668
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	180,535
Opportunity Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	—
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	5,867
Tax Exempt Bond	0.32%	0.28%	0.25%	0.25%	0.60%	0.50%	198,975
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.50%	148,098
Value Leaders	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	71,983
Market Return	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	288,379
U.S. Growth Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	n/a	15,859
Small Cap Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	n/a	152,101
Global Short Bond	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	35,820
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	10,760
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	0.90%	14,155

55	Paydenfunds

Payden & Rygel agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest and taxes) will not exceed the percentages indicated above (“expense guarantee”) of that Fund’s average daily net assets on an annualized basis. Payden & Rygel also voluntarily agreed to temporarily limit each Fund’s total expenses, including advisory fees, to the percentages indicated above of each Fund’s average daily net assets on an annualized basis through October 31, 2006 (exclusive of interest and taxes).

Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the year. Such amount is not considered a liability of each respective Fund, and therefore is not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of the Adviser, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of 0.12%.

Under a distribution agreement with the Group, Payden & Rygel Distributors is not entitled to receive any fees from the Group.

Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.

5.    Name and Strategy Change

On November 1, 2006 the Payden Growth & Income Fund changed its principal investment strategy. Generally the Fund will invest half its assets in large cap value stocks and the balance in exchange traded funds. The Fund also changed its benchmark to the Russell 1000 Value Index.

On February 27, 2006 the Payden Growth & Income Fund changed its name to the Payden Value Leaders Fund.

6.    Fund Termination

On February 22, 2006 the Board of Trustees voted to close the Payden Real Return Fund. On March 15, 2006 the Fund closed and assets were transferred to other Paydenfunds or distributed in cash.

7.    Accounting Pronouncements

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (“FIN 48”), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds’ net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

Annual Report	56

Note 8. Federal Income Taxes (amounts in 000s)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any.

	Capital Loss Carryforwards
	Expires 2007	Expires 2008	Expires 2009	Expires 2010	Expires 2011	Expires 2012	Expires 2013	Expires 2014	Total
Bunker Hill Money Market				168					168
Limited Maturity				201	781	1,129	1,482	412	4,005
Short Bond						239	5,790	2,405	8,434
U.S. Government						10	1,084	663	1,757
GNMA					975	2,597	422	3,582	7,576
Core Bond							5,915	17,078	22,993
Opportunity Bond							2,085	3,041	5,126
High Income		1,745	22,405	10,944				2,546	37,640
Tax Exempt Bond								102	102
California Municipal Income								28	28
Value Leaders					2,438				2,438
Market Return			2,167						2,167
U.S. Growth Leaders			2,158	2,366	432				4,956
Global Short Bond	212	4,605					254	1,019	6,090
Global Fixed Income								1,793	1,793
Emerging Markets Bond						3,956			3,956

The tax character of distributions paid during the fiscal years ended October 31st is as follows:

	2005				2006
	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Bunker Hill Money Market		9,405				23,218
Limited Maturity		8,324				8,636		257
Short Bond		12,463				13,009		20
U.S. Government		1,619				1,741		7
GNMA		5,915				6,044
Core Bond		27,665	1,063			33,223		578
Opportunity Bond		5,778	333			5,754
High Income		28,761				16,813		1,882
Tax Exempt Bond	691		62		616		45
California Municipal Income	1,099	11	3		1,214		122
Value Leaders		1,323				905
Market Return		3,090				2,830
U.S. Growth Leaders		70
Small Cap Leaders						38
Global Short Bond		6,553				10,660		1,018
Global Fixed Income		12,859				8,588	1,601	7,759
Emerging Markets Bond		3,830				3,331		2,804

57	Paydenfunds

At October 31, 2006 net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Bunker Hill Money Market	608,600	—	—	—
Limited Maturity	166,245	169	305	(136)
Short Bond	323,339	593	2,303	(1,710)
U.S. Government	47,325	171	378	(207)
GNMA	210,920	1,183	1,388	(205)
Core Bond	1,187,964	9,757	2,466	7,291
Opportunity Bond	152,039	1,022	568	454
High Income	259,583	2,747	2,828	(81)
Tax Exempt Bond	15,250	337	40	297
California Municipal Income	41,498	1,208	9	1,199
Value Leaders	73,973	6,397	209	6,188
Market Return	57,133	686	136	550
U.S. Growth Leaders	64,010	6,083	785	5,298
Small Cap Leaders	4,273	365	133	232
Global Short Bond	183,611	270	899	(629)
Global Fixed Income	170,635	1,165	751	414
Emerging Markets Bond	66,978	1,921	798	1,123

At October 31, 2006 the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

	Undistributed Ordinary and Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Bunker Hill Money Market	(54)		(168)	650		428
Limited Maturity	(3)		(4,005)	3	(111)	(4,116)
Short Bond	(66)		(8,434)	66	(1,682)	(10,116)
U.S. Government	(3)		(1,757)	3	(206)	(1,963)
GNMA	(28)		(7,576)	56	(205)	(7,753)
Core Bond			(22,993)		6,698	(16,295)
Opportunity Bond	3		(5,126)		404	(4,719)
High Income			(37,640)		(140)	(37,780)
Tax Exempt Bond	28		(102)	1	297	224
California Municipal Income			(28)	8	1,199	1,179
Value Leaders	408		(2,438)		6,187	4,157
Market Return	20		(2,167)		581	(1,566)
U.S. Growth Leaders	4		(4,956)		5,298	346
Small Cap Leaders	238	616			233	1,087
Global Short Bond			(6,090)		(709)	(6,799)
Global Fixed Income			(1,793)		419	(1,374)
Emerging Markets Bond			(3,956)		1,374	(2,582)

9.    Exempt Interest Income Designation - Unaudited (amounts in 000s)

	Exempt- Interest Dividends	Exempt Interest Dividends Per Share
Tax Exempt Bond	$616	$0.33
California Municipal Income	1,214	0.36

Annual Report	58

For a share outstanding for the periods ended October 31st

	Bunker Hill Money Market Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment activities:
Net investment income	0.05	0.03	0.01	0.01	0.02
Net realized and unrealized gains (losses)

Total from investment activities	0.05	0.03	0.01	0.01	0.02

Distributions to shareholders:
From net investment income	(0.05)	(0.03)	(0.01)	(0.01)	(0.02)
From net realized gains

Total distributions to shareholders	(0.05)	(0.03)	(0.01)	(0.01)	(0.02)

Net asset value — end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	4.64%	2.64%	0.99%	1.07%	1.79%

Ratios/supplemental data:
Net assets, end of period (000s)	$607,429	$346,878	$348,170	$249,712	$203,719
Ratio of gross expense to average net assets	0.35%	0.32%	0.32%	0.37%	0.36%
Ratio of net expense to average net assets	0.20%	0.20%	0.20%	0.22%	0.30%
Ratio of investment income less gross expenses to average net assets	4.48%	2.51%	0.89%	0.85%	1.78%
Ratio of net investment income to average net assets	4.63%	2.63%	1.01%	1.00%	1.84%
Portfolio turnover rate	n/a	n/a	n/a	n/a	n/a
The Fund commenced operations on December 17, 1997.

	Limited Maturity Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$9.86	$9.92	$9.96	$10.03	$10.14

Income (loss) from investment activities:
Net investment income	0.42	0.25	0.15	0.17	0.31
Net realized and unrealized gains (losses)	0.01	(0.04)	(0.03)	(0.04)	(0.07)

Total from investment activities	0.43	0.21	0.12	0.13	0.24

Distributions to shareholders:
From net investment income	(0.40)	(0.27)	(0.16)	(0.20)	(0.30)
From net realized gains					(0.05)
Return of capital	(0.01)

Total distributions to shareholders	(0.41)	(0.27)	(0.16)	(0.20)	(0.35)

Net asset value — end of period	$9.88	$9.86	$9.92	$9.96	$10.03

Total return	4.41%	2.10%	1.19%	1.33%	2.42%

Ratios/supplemental data:
Net assets, end of period (000s)	$164,321	$294,214	$357,678	$322,822	$279,098
Ratio of gross expense to average net assets	0.51%	0.46%	0.46%	0.48%	0.48%
Ratio of net expense to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of investment income less gross expenses to average net assets	4.05%	2.44%	1.36%	1.52%	2.76%
Ratio of net investment income to average net assets	4.16%	2.50%	1.42%	1.60%	2.84%
Portfolio turnover rate	63%	99%	84%	91%	115%
The Fund commenced operations on May 1, 1994. (1) Not annualized (2) Annualized

See notes to financial statements.

59	Paydenfunds

	Short Bond Fund
	2006		2005	2004	2003	2002
Net asset value — beginning of period	$9.91		$10.21	$10.31	$10.39	$10.24

Income (loss) from investment activities:
Net investment income	0.41		0.33	0.21	0.21	0.37
Net realized and unrealized gains (losses)	0.01		(0.29)	(0.02)	0.05	0.15

Total from investment activities	0.42		0.04	0.19	0.26	0.52

Distributions to shareholders:
From net investment income	(0.41)		(0.34)	(0.21)	(0.22)	(0.37)
From net realized gains				(0.08)	(0.12)
Return of capital	(0.00	)(3)

Total distributions to shareholders	(0.41)		(0.34)	(0.29)	(0.34)	(0.37)

Net asset value — end of period	$9.92		$9.91	$10.21	$10.31	$10.39

Total return	4.37%		0.41%	1.88%	2.56%	5.16%

Ratios/supplemental data:
Net assets, end of period (000s)	$320,592		$360,105	$348,264	$294,506	$182,933
Ratio of gross expense to average net assets	0.50%		0.45%	0.46%	0.50%	0.49%
Ratio of net expense to average net assets	0.45%		0.45%	0.45%	0.50%	0.40%
Ratio of investment income less gross expenses to average net assets	4.13%		3.27%	2.01%	2.00%	3.40%
Ratio of net investment income to average net assets	4.18%		3.27%	2.02%	2.00%	3.49%
Portfolio turnover rate	91%		121%	175%	151%	152%
The Fund commenced operations on January 1, 1994.
	U.S. Government Fund
	2006		2005	2004	2003	2002
Net asset value — beginning of period	$10.45		$10.78	$11.06	$11.42	$11.24

Income (loss) from investment activities:
Net investment income	0.40		0.31	0.27	0.30	0.46
Net realized and unrealized gains (losses)	0.03		(0.31)	(0.02)	(0.15)	0.18

Total from investment activities	0.43		0.00	0.25	0.15	0.64

Distributions to shareholders:
From net investment income	(0.41)		(0.33)	(0.27)	(0.31)	(0.46)
From net realized gains				(0.26)	(0.20)
Return of capital	(0.00	)(3)

Total distributions to shareholders	(0.41)		(0.33)	(0.53)	(0.51)	(0.46)

Net asset value — end of period	$10.47		$10.45	$10.78	$11.06	$11.42

Total return	4.21%		0.04%	2.42%	1.28%	5.93%

Ratios/supplemental data:
Net assets, end of period (000s)	$41,798		$55,045	$53,608	$70,268	$67,151
Ratio of gross expense to average net assets	0.65%		0.57%	0.57%	0.55%	0.55%
Ratio of net expense to average net assets	0.48%		0.45%	0.45%	0.45%	0.40%
Ratio of investment income less gross expenses to average net assets	3.68%		2.86%	2.31%	2.55%	3.96%
Ratio of net investment income to average net assets	3.85%		2.98%	2.43%	2.65%	4.11%
Portfolio turnover rate	132%		145%	70%	134%	217%

The Fund commenced operations on January 1, 1995.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report	60

For a share outstanding for the periods ended October 31st

	GNMA Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$9.78	$10.10	$10.22	$10.56	$10.77

Income (loss) from investment activities:
Net investment income	0.43	0.31	0.41	0.41	0.64
Net realized and unrealized gains (losses)	0.05	(0.11)	0.07	(0.09)	0.02

Total from investment activities	0.48	0.20	0.48	0.32	0.66

Distributions to shareholders:
From net investment income	(0.51)	(0.52)	(0.60)	(0.60)	(0.62)
From net realized gains				(0.06)	(0.25)

Total distributions to shareholders	(0.51)	(0.52)	(0.60)	(0.66)	(0.87)

Net asset value — end of period	$9.75	$9.78	$10.10	$10.22	$10.56

Total return	5.10%	2.03%	4.89%	3.08%	6.59%

Ratios/supplemental data:
Net assets, end of period (000s)	$141,676	$115,255	$115,278	$161,464	$162,158
Ratio of gross expense to average net assets	0.54%	0.50%	0.52%	0.54%	0.51%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.35%
Ratio of investment income less gross expenses to average net assets	4.24%	3.09%	4.23%	3.93%	5.72%
Ratio of net investment income to average net assets	4.28%	3.09%	4.25%	3.97%	5.88%
Portfolio turnover rate	11%	6%	32%	25%	104%
The Fund commenced operations on August 27, 1999.
	Core Bond Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$10.23	$10.72	$10.61	$10.46	$10.19

Income (loss) from investment activities:
Net investment income	0.47	0.36	0.40	0.33	0.45
Net realized and unrealized gains (losses)	0.01	(0.37)	0.17	0.16	0.27

Total from investment activities	0.48	(0.01)	0.57	0.49	0.72

Distributions to shareholders:
From net investment income	(0.47)	(0.42)	(0.39)	(0.34)	(0.45)
From net realized gains		(0.06)	(0.07)
Return of capital	(0.01)

Total distributions to shareholders	(0.48)	(0.48)	(0.46)	(0.34)	(0.45)

Net asset value — end of period	$10.23	$10.23	$10.72	$10.61	$10.46

Total return	4.76%	(0.08)%	5.49%	4.76%	7.37%

Ratios/supplemental data:
Net assets, end of period (000s)	$896,569	$661,575	$558,812	$543,593	$261,263
Ratio of gross expense to average net assets	0.48%	0.45%	0.45%	0.51%	0.50%
Ratio of net expense to average net assets	0.46%	0.45%	0.44%	0.51%	0.50%
Ratio of investment income less gross expenses to average net assets	4.49%	3.48%	3.75%	3.21%	4.50%
Ratio of net investment income to average net assets	4.51%	3.48%	3.74%	3.21%	4.50%
Portfolio turnover rate	243%	210%	164%	303%	582%
The Fund commenced operations on January 1, 1994. (1) Not annualized (2) Annualized

See notes to financial statements.

61	Paydenfunds

	Opportunity Bond Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$9.36	$9.81	$10.27	$10.20	$10.15

Income (loss) from investment activities:
Net investment income	0.42	0.35	0.42	0.47	0.58
Net realized and unrealized gains (losses)	0.04	(0.37)	0.09	0.22	0.05

Total from investment activities	0.46	(0.02)	0.51	0.69	0.63

Distributions to shareholders:
From net investment income	(0.45)	(0.40)	(0.41)	(0.49)	(0.58)
From net realized gains		(0.03)	(0.56)	(0.13)

Total distributions to shareholders	(0.45)	(0.43)	(0.97)	(0.62)	(0.58)

Net asset value — end of period	$9.37	$9.36	$9.81	$10.27	$10.20

Total return	5.06%	(0.26)%	5.21%	6.86%	6.45%

Ratios/supplemental data:
Net assets, end of period (000s)	$114,420	$143,728	$124,735	$122,242	$191,167
Ratio of gross expense to average net assets	0.57%	0.52%	0.51%	0.52%	0.49%
Ratio of net expense to average net assets	0.57%	0.52%	0.49%	0.52%	0.49%
Ratio of investment income less gross expenses to average net assets	4.53%	3.68%	4.26%	4.40%	5.62%
Ratio of net investment income to average net assets	4.53%	3.68%	4.28%	4.40%	5.62%
Portfolio turnover rate	265%	235%	190%	230%	648%
The Fund commenced operations on December 9, 1996.
	High Income Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$8.11	$8.52	$8.34	$7.44	$8.19

Income (loss) from investment activities:
Net investment income	0.55	0.57	0.59	0.64	0.65
Net realized and unrealized gains (losses)	0.09	(0.38)	0.18	0.91	(0.68)

Total from investment activities	0.64	0.19	0.77	1.55	(0.03)

Distributions to shareholder:
From net investment income	(0.54)	(0.60)	(0.59)	(0.65)	(0.72)
From net realized gains
Return of capital	(0.07)		(0.01)

Total distributions to shareholders	(0.61)	(0.60)	(0.60)	(0.65)	(0.72)

Proceeds from redemption fees	0.00 (3)	0.00 (3)	0.01	—	—

Net asset value — end of period	$8.14	$8.11	$8.52	$8.34	$7.44

Total return	8.19%	2.28%	9.74%	21.55%	(0.59)%

Ratios/supplemental data:
Net assets, end of period (000s)	$263,119	$238,784	$496,474	$308,347	$226,107
Ratio of gross expense to average net assets	0.59%	0.53%	0.52%	0.55%	0.52%
Ratio of net expense to average net assets	0.59%	0.53%	0.52%	0.55%	0.52%
Ratio of investment income less gross expenses to average net assets	6.77%	6.72%	7.19%	8.02%	8.30%
Ratio of net investment income to average net assets	6.77%	6.72%	7.19%	8.02%	8.30%
Portfolio turnover rate	79%	85%	64%	79%	48%

The Fund commenced operations on December 30, 1997.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report	62

For a share outstanding for the periods ended October 31st

	Tax Exempt Bond Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$9.83	$10.15	$10.25	$10.22	$10.06

Income (loss) from investment activities:
Net investment income	0.34	0.32	0.35	0.34	0.36
Net realized and unrealized gains (losses)	0.13	(0.27)	0.06	0.03	0.16

Total from investment activities	0.47	0.05	0.41	0.37	0.52

Distributions to shareholders:
From net investment income	(0.33)	(0.33)	(0.33)	(0.34)	(0.36)
From net realized gains	(0.02)	(0.04)	(0.18)

Total distributions to shareholders	(0.35)	(0.37)	(0.51)	(0.34)	(0.36)

Net asset value — end of period	$9.95	$9.83	$10.15	$10.25	$10.22

Total return	4.91%	0.40%	4.16%	3.71%	5.30%

Ratios/supplemental data:
Net assets, end of period (000s)	$15,762	$23,614	$16,574	$13,927	$26,236
Ratio of gross expense to average net assets	0.91%	0.80%	0.88%	0.78%	0.69%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.98%	2.95%	2.92%	3.06%	3.39%
Ratio of net investment income to average net assets	3.39%	3.25%	3.30%	3.33%	3.58%
Portfolio turnover rate	24%	25%	57%	47%	114%
The Fund commenced operations on December 21, 1993.
	California Municipal Income Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$9.94	$10.28	$10.27	$10.43	$10.42

Income (loss) from investment activities:
Net investment income	0.36	0.37	0.35	0.34	0.38
Net realized and unrealized gains (losses)	0.14	(0.34)	0.08	0.05	0.01

Total from investment activities	0.50	0.03	0.43	0.39	0.39

Distributions to shareholders:
From net investment income	(0.36)	(0.37)	(0.35)	(0.34)	(0.38)
From net realized gains	(0.04)		(0.07)	(0.21)

Total distributions to shareholders	(0.40)	(0.37)	(0.42)	(0.55)	(0.38)

Net asset value — end of period	$10.04	$9.94	$10.28	$10.27	$10.43

Total return	5.13%	0.29%	4.24%	3.80%	3.81%

Ratios/supplemental data:
Net assets, end of period (000s)	$43,236	$29,416	$30,414	$28,914	$28,180
Ratio of gross expense to average net assets	0.68%	0.65%	0.64%	0.65%	0.61%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	3.38%	3.45%	3.28%	3.13%	3.53%
Ratio of net investment income to average net assets	3.56%	3.60%	3.42%	3.28%	3.64%
Portfolio turnover rate	25%	51%	53%	29%	36%
The Fund commenced operations on December 17, 1998. (1) Not annualized (2) Annualized

See notes to financial statements.

63	Paydenfunds

	Value Leaders Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$10.82	$10.70	$9.91	$8.79	$10.08

Income (loss) from investment activities:
Net investment income	0.21	0.31	0.20	0.26	0.18
Net realized and unrealized gains (losses)	2.04	0.10	0.81	1.03	(1.29)

Total from investment activities	2.25	0.41	1.01	1.29	(1.11)

Distributions to shareholders:
From net investment income	(0.24)	(0.29)	(0.23)	(0.17)	(0.18)
From net realized gains

Total distributions to shareholders	(0.24)	(0.29)	(0.23)	(0.17)	(0.18)

Proceeds from redemption fees	—	—	0.01	—	—

Net asset value — end of period	$12.83	$10.82	$10.70	$9.91	$8.79

Total return	21.10%	3.75%	10.32%	14.81%	(11.13)%

Ratios/supplemental data:
Net assets, end of period (000s)	$77,403	$33,973	$58,163	$52,987	$52,515
Ratio of gross expense to average net assets	0.88%	0.84%	0.82%	1.00%	0.93%
Ratio of net expense to average net assets	0.80%	0.80%	0.80%	0.80%	0.75%
Ratio of investment income less gross expenses to average net assets	1.90%	2.28%	1.85%	2.50%	1.56%
Ratio of net investment income to average net assets	1.98%	2.32%	1.87%	2.71%	1.74%
Portfolio turnover rate	67%	69%	30%	155%	54%

The Fund commenced operations on November 1, 1996.
	Market Return Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$10.29	$9.89	$9.12	$7.68	$9.29

Income (loss) from investment activities:
Net investment income	0.48	0.32	0.20	0.15	0.26
Net realized and unrealized gains (losses)	1.12	0.42	0.78	1.49	(1.61)

Total from investment activities	1.60	0.74	0.98	1.64	(1.35)

Distributions to shareholders:
From net investment income	(0.49)	(0.34)	(0.21)	(0.19)	(0.26)
From net realized gains
Return of capital				(0.01)

Total distributions to shareholders	(0.49)	(0.34)	(0.21)	(0.20)	(0.26)

Proceeds from redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	—	—

Net asset value — end of period	$11.40	$10.29	$9.89	$9.12	$7.68

Total return	15.83%	7.45%	10.75%	21.72%	(14.98)%

Ratios/supplemental data:
Net assets, end of period (000s)	$58,251	$65,299	$92,989	$26,747	$17,341
Ratio of gross expense to average net assets	0.63%	0.54%	0.61%	0.85%	0.82%
Ratio of net expense to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	4.15%	2.94%	1.84%	1.59%	2.37%
Ratio of net investment income to average net assets	4.33%	3.03%	2.00%	1.99%	2.74%
Portfolio turnover rate	191%	92%	44%	294%	129%
The Fund commenced operations on December 1, 1995. (1) Not annualized (2) Annualized (3) Amount is less than $0.005

See notes to financial statements.

Annual Report	64

For a share outstanding for the periods ended October 31st

	U.S. Growth Leaders Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$8.31	$7.09	$6.68	$5.50	$6.49

Income (loss) from investment activities:
Net investment income	0.00	0.02	0.03	(0.01)
Net realized and unrealized gains (losses)	0.60	1.23	0.41	1.19	(0.95)

Total from investment activities	0.60	1.25	0.44	1.18	(0.95)

Distributions to shareholders:
From net investment income		(0.03)	(0.03)		(0.01)
From net realized gains
Return of capital					(0.03)

Total distributions to shareholders	0.00	(0.03)	(0.03)	0.00	(0.04)

Proceeds from redemption fees	0.00 (3)	—	0.00 (3)	—	—

Net asset value — end of period	$8.91	$8.31	$7.09	$6.68	$5.50

Total return	7.22%	17.64%	6.51%	21.44%	(14.79)%

Ratios/supplemental data:
Net assets, end of period (000s)	$66,166	$42,468	$14,561	$14,670	$7,105
Ratio of gross expense to average net assets	1.00%	1.07%	1.11%	1.40%	1.27%
Ratio of net expense to average net assets	1.00%	1.00%	1.00%	1.00%	0.80%
Ratio of investment income less gross expenses to average net assets	0.01%	0.14%	0.29%	(0.57)%	(0.43)%
Ratio of net investment income to average net assets	0.01%	0.21%	0.40%	(0.16)%	0.04%
Portfolio turnover rate	202%	150%	182%	188%	449%
The Fund commenced operations on June 17, 1999.
	Small Cap Leaders Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$11.01	$8.93	$9.77	$7.95	$9.45

Income (loss) from investment activities:
Net investment income	0.07	(0.01)	(0.08)	(0.01)	0.02
Net realized and unrealized gains (losses)	0.28	2.09	(0.76)	1.83	(1.50)

Total from investment activities	0.35	2.08	(0.84)	1.82	(1.48)

Distributions to shareholders:
From net investment income	(0.08)				(0.02)
From net realized gains

Total distributions to shareholders	(0.08)	0.00	0.00	0.00	(0.02)

Proceeds from redemption fees	—	0.00 (3)	0.00 (3)	—	—

Net asset value — end of period	$11.28	$11.01	$8.93	$9.77	$7.95

Total return	3.20%	23.29%	(8.59)%	22.90%	(15.70)%

Ratios/supplemental data:
Net assets, end of period (000s)	$4,482	$7,522	$9,098	$12,287	$10,107
Ratio of gross expense to average net assets	1.91%	1.59%	1.32%	1.40%	1.25%
Ratio of net expense to average net assets	1.00%	1.00%	1.00%	1.00%	0.80%
Ratio of investment income less gross expenses to average net assets	(0.41)%	(0.65)%	(0.89)%	(0.52)%	(0.47)%
Ratio of net investment income to average net assets	0.50%	(0.06)%	(0.57)%	(0.12)%	(0.02)%
Portfolio turnover rate	349%	129%	355%	407%	508%
The Fund commenced operations on December 20, 1999. (1) Not annualized (2) Annualized (3) Amount is less than $0.005

See notes to financial statements.

65	Paydenfunds

	Global Short Bond Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$10.28	$10.45	$10.46	$10.22	$10.07

Income (loss) from investment activities:
Net investment income	0.42	0.35	0.24	0.26	0.35
Net realized and unrealized gains (losses)	0.02	(0.14)	0.06	0.35	0.15

Total from investment activities	0.44	0.21	0.30	0.61	0.50

Distributions to shareholders:
From net investment income	(0.52)	(0.38)	(0.23)	(0.26)	(0.35)
From net realized gains
Return of capital	(0.05)		(0.08)	(0.11)

Total distributions to shareholders	(0.57)	(0.38)	(0.31)	(0.37)	(0.35)

Net asset value — end of period	$10.15	$10.28	$10.45	$10.46	$10.22

Total return	4.37%	1.99%	2.83%	6.06%	5.03%

Ratios/supplemental data:
Net assets, end of period (000s)	$180,803	$198,805	$143,215	$106,619	$69,701
Ratio of gross expense to average net assets	0.54%	0.52%	0.58%	0.60%	0.59%
Ratio of net expense to average net assets	0.52%	0.52%	0.58%	0.60%	0.50%
Ratio of investment income less gross expenses to average net assets	4.29%	3.52%	3.03%	3.64%	4.36%
Ratio of net investment income to average net assets	4.31%	3.52%	3.03%	3.64%	4.45%
Portfolio turnover rate	129%	113%	87%	68%	166%
The Fund commenced operations on September 18, 1996.
	Global Fixed Income Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$9.76	$9.97	$10.05	$10.18	$10.36

Income (loss) from investment activities:
Net investment income	0.25	0.27	0.16	0.26	(0.09)
Net realized and unrealized gains (losses)	0.03	0.20	0.21	0.14	0.43

Total from investment activities	0.28	0.47	0.37	0.40	0.34

Distributions to shareholders:
From net investment income	(0.42)	(0.68)	(0.29)	(0.41)	(0.04)
From net realized gains	(0.18)			(0.05)
Return of capital	(0.40)		(0.16)	(0.07)	(0.48)

Total distributions to shareholders	(1.00)	(0.68)	(0.45)	(0.53)	(0.52)

Net asset value — end of period	$9.04	$9.76	$9.97	$10.05	$10.18

Total return	3.05%	4.78%	3.74%	3.94%	3.45%

Ratios/supplemental data:
Net assets, end of period (000s)	$158,321	$191,746	$187,524	$207,398	$266,439
Ratio of gross expense to average net assets	0.59%	0.54%	0.53%	0.56%	0.52%
Ratio of net expense to average net assets	0.58%	0.54%	0.53%	0.56%	0.52%
Ratio of investment income less gross expenses to average net assets	2.80%	2.67%	3.17%	3.26%	3.56%
Ratio of net investment income to average net assets	2.81%	2.67%	3.17%	3.26%	3.56%
Portfolio turnover rate	198%	252%	160%	168%	159%
The Fund commenced operations on September 1, 1992.

See notes to financial statements.

Annual Report	66

For a share outstanding for the periods ended October 31st

	Emerging Markets Bond Fund
	2006	2005	2004	2003	2002
Net asset value — beginning of period	$12.62	$11.77	$12.59	$11.32	$10.94

Income (loss) from investment activities:
Net investment income	0.91	0.72	0.69	0.79	0.74
Net realized and unrealized gains (losses)	0.29	0.94	0.51	1.34	0.38

Total from investment activities	1.20	1.66	1.20	2.13	1.12

Distributions to shareholders:
From net investment income	(0.39)	(0.81)	(0.68)	(0.86)	(0.74)
From net realized gains			(1.38)
Return of capital	(0.33)

Total distributions to shareholders	(0.72)	(0.81)	(2.06)	(0.86)	(0.74)

Proceeds from redemption fees	0.00 (3)	0.00 (3)	0.04	—	—

Net asset value — end of period	$13.10	$12.62	$11.77	$12.59	$11.32

Total return	9.70%	14.47%	11.04%	19.31%	10.54%

Ratios/supplemental data:
Net assets, end of period (000s)	$68,976	$89,330	$26,905	$53,963	$69,724
Ratio of gross expense to average net assets	0.82%	0.80%	0.74%	0.86%	0.80%
Ratio of net expense to average net assets	0.80%	0.80%	0.71%	0.86%	0.80%
Ratio of investment income less gross expenses to average net assets	6.65%	6.04%	5.80%	6.55%	7.39%
Ratio of net investment income to average net assets	6.67%	6.04%	5.83%	6.55%	7.39%
Portfolio turnover rate	193%	98%	461%	187%	134%
The Fund commenced operations on December 17, 1998. (1) Not annualized (2) Annualized (3) Amount is less than $0.005

See notes to financial statements.

67	Paydenfunds

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Payden & Rygel Investment Group (the “Funds”), comprising the Bunker Hill Money Market Fund, Limited Maturity Fund, Short Bond Fund, U.S. Government Fund, GNMA Fund, Core Bond Fund, Opportunity Bond Fund, High Income Fund, Tax Exempt Bond Fund, California Municipal Income Fund, Value Leaders Fund, Market Return Fund, U.S. Growth Leaders Fund, Small Cap Leaders Fund, Global Short Bond Fund, Global Fixed Income Fund, and Emerging Markets Bond Fund, as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Payden & Rygel Investment Group as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

December 27, 2006

Annual Report	68

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The first table is useful in estimating actual expenses paid during the six-month period ended October 31, 2006. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column. For example a $10,500 account value divided by 1,000 equals 10.5 times $1.02 for the Bunker Hill Money Market Fund yields $10.71 in expense for the period.

	Value May 1, 2006	Value October 31, 2006	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Bunker Hill Money Market	$1,000.00	$1,025.30	2.53%	0.20%	$1.02
Limited Maturity	1,000.00	1,024.80	2.48%	0.40%	2.04
Short Bond	1,000.00	1,025.80	2.58%	0.45%	2.30
U.S. Government	1,000.00	1,029.60	2.96%	0.50%	2.56
GNMA	1,000.00	1,040.30	4.03%	0.50%	2.57
Core Bond	1,000.00	1,036.20	3.62%	0.45%	2.31
Opportunity Bond	1,000.00	1,032.90	3.29%	0.57%	2.92
High Income	1,000.00	1,035.40	3.54%	0.59%	3.03
Tax Exempt Bond	1,000.00	1,034.60	3.46%	0.50%	2.56
California Municipal Income	1,000.00	1,038.20	3.82%	0.50%	2.57
Value Leaders	1,000.00	1,075.60	7.56%	0.80%	4.19
Market Return	1,000.00	1,055.20	5.52%	0.45%	2.33
U.S. Growth Leaders	1,000.00	937.90	(6.21)%	1.00%	4.88
Small Cap Leaders	1,000.00	923.80	(7.62)%	1.00%	4.85
Global Short Bond	1,000.00	1,024.00	2.40%	0.52%	2.65
Global Fixed Income	1,000.00	1,031.50	3.15%	0.58%	2.97
Emerging Markets Bond	1,000.00	1,034.20	3.42%	0.80%	4.10

69	Paydenfunds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2006 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2006	Value October 31, 2006	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Bunker Hill Money Market	$1,000.00	$1,024.20	2.42%	0.20%	$1.02
Limited Maturity	1,000.00	1,023.19	2.32%	0.40%	2.04
Short Bond	1,000.00	1,022.94	2.29%	0.45%	2.29
U.S. Government	1,000.00	1,022.79	2.28%	0.50%	2.50
GNMA	1,000.00	1,022.68	2.27%	0.50%	2.55
Core Bond	1,000.00	1,022.89	2.29%	0.45%	2.29
Opportunity Bond	1,000.00	1,022.33	2.23%	0.57%	2.91
High Income	1,000.00	1,022.23	2.22%	0.59%	3.01
Tax Exempt Bond	1,000.00	1,022.68	2.27%	0.50%	2.55
California Municipal Income	1,000.00	1,022.68	2.27%	0.50%	2.55
Value Leaders	1,000.00	1,021.17	2.12%	0.80%	4.08
Market Return	1,000.00	1,022.94	2.29%	0.45%	2.29
U.S. Growth Leaders	1,000.00	1,020.16	2.02%	1.00%	5.09
Small Cap Leaders	1,000.00	1,020.16	2.02%	1.00%	5.09
Global Short Bond	1,000.00	1,022.58	2.26%	0.52%	2.65
Global Fixed Income	1,000.00	1,022.28	2.23%	0.58%	2.96
Emerging Markets Bond	1,000.00	1,021.17	2.12%	0.80%	4.08

Annual Report	70

Both the Investment Company Act of 1940 and the terms of the investment advisory agreement between the investment adviser, Payden & Rygel, and The Payden & Rygel Investment Group (the “Trust”) with respect to its seventeen mutual funds (each a “Fund” and collectively the “Funds”) require that the investment advisory agreement be approved annually both by a majority of the Trust’s Board of Trustees and by a majority of the independent Trustees voting separately. On June 19-20, 2006, the Funds’ Board of Trustees and the Board’s Audit Committee (the “Committee”) reviewed and considered the nature, extent and quality of the investment advisory services that the investment adviser provided under the Investment Management Agreement. At that time, the Board also reviewed and considered the nature, extent and quality of the non-advisory administrative services that the Funds’ administrator provided under the Management and Administration Agreement. (The investment adviser and the administrator together are referred to as the “Adviser,” and the investment advisory and administration agreements together are referred to as the “Management Agreement.”) On June 20, 2006 the Board unanimously approved the Management Agreement with the Adviser for an additional one-year term through June 30, 2007. The Board’s approval followed the unanimous recommendation of the Committee, which is composed of all of the Board’s independent Trustees. The information, material facts and conclusions that formed the basis for the Committee’s recommendation and the Board’s subsequent approval are described below.

1.    Information Reviewed

Materials Reviewed. At its regular quarterly Board meetings during the course of the past year, the Board reviewed a wide variety of materials on the services that the Adviser provided, including information on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services and other information relating to the nature, extent and quality of services provided by the Adviser to each of the Funds. In addition, at the time of the annual review of the Agreement, the Committee requested and reviewed extensive materials regarding each Fund’s investment results, advisory fee and expenses on a comparative basis, financial and profitability information regarding the Adviser, compliance monitoring and securities trading practices, and information on the personnel providing investment management and administrative services to each Fund.

Review Process. Independent counsel to the independent Trustees and the Trust provided assistance and advice to the Committee on legal and industry standards. The Committee also met with the Adviser, and separately in a private session with independent counsel, to discuss the approval of the Agreement. In ultimately deciding to recommend approval of the Agreement, the Committee did not identify any single factor or a particular group of factors that in isolation controlled or dominated the review process. Finally, this summary describes the most important, but not all, of the factors considered by the Committee and the Board.

2.    Nature, Extent and Quality of Services

The Board and Committee considered various data and information regarding the nature, extent and quality of the services the Adviser provided each of the Funds under the Agreement during the past year. In particular, the Board and Committee considered information provided by the Adviser in response to a detailed set of requests for information by independent counsel, including among other things, information on the depth and quality of the Adviser’s investment process, the breadth, depth and quality of the Adviser’s investment professionals providing services to each of the Funds, the experience, capability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and steady growth of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel and to maintain and enhance its resources and information technology systems. The Board and Committee further considered the Adviser’s commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Further, they took into account the administrative, distribution and shareholder services that the Adviser provided each of the Funds. The Board and Committee concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of business and investment activities of each of the Funds, and they also concluded that the overall quality of these services was satisfactory.

3.    Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Fund compared to their respective peers and benchmark indices, paying specific attention to any underperforming Funds. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed each Fund’s performance for the one-, three-, five-, ten-year or since inception periods, as applicable, ended March 31, 2006, as shown in a report prepared by Lipper, Inc. (the “Lipper”),

71	Paydenfunds

compared to the performance of comparable funds as selected by Lipper (the “Peer Group”), as well as to each Fund’s benchmark index. Lipper is an independent provider of investment company data retained by the Trust for this purpose. The Board noted that each Fund, except the Payden Small Cap Leaders Fund, performed competitively or better with the performance of its Peer Group. In the case of the Small Cap Leaders Fund, the Committee and Board extensively discussed the performance of the Fund and the reasons for its past performance and the Adviser discussed the steps it planned to take to improve the Fund’s performance.

4.    Advisory Fees and Total Expenses

The Board and the Committee reviewed information regarding each Fund’s net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, and actual non-management fees. The Board and Committee also considered comparisons of those fees to the fee and expense information for each Fund’s Peer Group, as provided by Lipper. The Board and Committee noted that these fees and expenses were most frequently lower than, or at least equal to or not appreciably higher than the fees and expenses for each Fund’s Peer Group. The Board and Committee also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with respect to similar investment mandates as each of the Funds. They noted that, although the fees paid by those clients generally were lower than those paid by each of the Funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

With respect to economies of scale, the Board and Committee considered general information regarding whether there have been economies of scale with respect to the management of the Funds and whether the Funds have benefited from any such economies of scale. Acknowledging the difficulty in correlating such economies of scale Fund by Fund, the Board and Committee noted that such economies of scale are already likely accounted for in the comparatively low expense levels for each of the Funds, or through the existing breakpoints.

5.    Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information on a fund complex basis regarding the Adviser’s cost of providing services to the Funds, as well as the resulting level of profits to the Adviser, and reviewed the cost allocation methodology used to determine the profitability to the Adviser of providing services to the Funds. Based on the review of the information received, the Board and Committee each concluded that the profits earned by the Adviser were not excessive in light of the advisory, administrative and other services provided to the Funds. Finally, the Board and Committee noted that the Adviser is indirectly benefited from its advisory relationship with the Funds by its ability to more efficiently invest the assets of small, separately managed accounts in the Funds. In addition, the wide array of investment strategies offered by the Funds is an attractive investment alternative for small and mid-sized pension plans, foundations and the like. Finally, the availability of mutual funds enhances the Adviser’s business reputation and name recognition.

6.    Conclusions

After considering and weighing all of the information provided them, including the factors discussed above, the Board and Committee concluded that it would be in the best interests of each Fund and its shareholders for the Trust to approve renewal of the Agreement for another year.

Annual Report	72

Name and Address	Position with Fund	Year Elected	Principal Occupation(s) Past 5 Years	Funds Series	Other Directorships Held
333 S. Grand Avenue Los Angeles CA 90071
Trustees (1)

W.D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All	Trustee, The Metzler/Payden Investment Group

James Clayburn LaForce, Jr.	Independent Trustee	1992	Dean Emeritus, The John E. Anderson School of Management at the University of California, Los Angeles	All	Trustee, The Metzler/Payden Investment Group; Trustee, Advisors Series Trust; Director, Arena Pharmaceuticals, Inc.

Gerald S. Levey, M.D.	Independent Trustee	2000	Vice Chancellor, Medical Sciences, and Dean, David Geffen School of Medicine at the University of California, Los Angeles	All	Trustee, The Metzler/Payden Investment Group

Thomas V. McKernan, Jr.	Independent Trustee	1993	President and CEO, Automobile Club of Southern California	All	Director, Blue Shield of California; Director, Forest Lawn Memorial Park

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	All	Director, Rose Hills Company; Director, Ameron International Corp.

Stender E. Sweeney	Independent Trustee	1992	Private Investor	All	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel	All

Christopher N. Orndorff	Interested Trustee	1992	Managing Principal and Director, Payden & Rygel	All

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel	All

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel	All

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel	All

Bradley F. Hersh	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel	All

Brian W. Matthews	CFO	2003	Managing Principal, CFO and Director, Payden & Rygel	All

David L. Wagner	Vice President and CCO	1996	Vice President, Risk Management, Payden & Rygel	All

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel	All

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

73	Paydenfunds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov or the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund's proxy voting guidelines and proxy voting record, visit the SEC's web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

U.S. BOND FUNDS
Bunker Hill Money Market Fund (PBHXX)
Limited Maturity Fund (PYLMX)
Short Bond Fund (PYSBX)
U.S. Government Fund (PYUSX)
GNMA Fund (PYGNX)
Core Bond Fund (PYCBX)
Opportunity Bond Fund (PYOBX)
High Income Fund (PYHRX)

TAX EXEMPT FUNDS
Tax Exempt Bond Fund (PYTEX)
California Municipal Income Fund (PYCRX)

U.S. EQUITY FUNDS
Value Leaders Fund (PYVLX)
Market Return Fund (PYMRX)
U.S. Growth Leaders Fund (PUGLX)
Small Cap Leaders Fund (PSCLX)

GLOBAL BOND FUNDS
Global Short Bond Fund (PYGSX)
Global Fixed Income Fund (PYGFX)
Emerging Markets Bond Fund (PYEMX)

Paydenfunds
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com

ITEM 2.	CODE OF ETHICS

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

At its meeting on December 18, 2006, the registrant’s Board of Trustees determined that W.D. Hilton, Jr., Thomas V. McKernan, Jr. and Stender E. Sweeney, each of whom is an independent Trustee of the registrant, are audit committee financial experts for the registrant.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees:

Fiscal year ending October 31, 2006: $461,900

Fiscal year ending October 31, 2005: $428,500

(b) Audit-Related Fees:

Fiscal year ending October 31, 2006: $0

Fiscal year ending October 31, 2005: $0

(c) Tax Fees – For preparation of the annual tax returns (state and Federal) for each Fund:

Fiscal year ending October 31, 2006: $79,200

Fiscal year ending October 31, 2005: $79,000

(d) All Other Fees:

Fiscal year ending October 31, 2006: $0

Fiscal year ending October 31, 2005: $0

(e)(1) The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.

(e)(2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee of the registrant’s Board of Trustees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees:

Fiscal year ending October 31, 2006: $79,200 (Item 4(c))

Fiscal year ending October 31, 2005: $79,000 (Item 4(c))

(h) In the fiscal years ending October 31, 2006 and October 31, 2005, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as a part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of these controls and procedures as required by the applicable regulations, that the registrant’s disclosure controls and procedures are effective in ensuring that the information required to be disclosed by the registrant in this report is accumulated and communicated to them as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ JOAN A. PAYDEN
Joan A. Payden Chairman and President

Date: December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ BRIAN W. MATTHEWS
Brian W. Matthews Vice President and Chief Financial Officer

Date: December 28, 2006